UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/19

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter
February 28, 2019

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended February 28, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its March, June, September and December 2018 meetings, bringing the rate from 1.50% at the start of the period to 2.50% by period-end. After period-end, the Fed indicated at its March 2019 meeting that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted largely modest returns. However, the municipal bond market outperformed the corporate bond and U.S. Treasury bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin Tax-Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term.

In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The financial markets experienced volatility during the 12-month reporting period due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018, spurring a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Stocks quickly reversed course and rallied sharply to start 2019, and municipal bonds performed well in January and February. Overall, the municipal bond market outperformed both the corporate bond and U.S. Treasury markets, but underperformed the equity markets during the period.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +4.13% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +3.23% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +2.63% total return.1 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, outperformed the fixed income markets with a +4.68% total return.1

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 8-12 year group, which returned +5.13% for the period.1 High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +6.96% total return, compared with a +4.13% total return for the Bloomberg Barclays Municipal Bond Index.1

Municipal issuance during the reporting period totaled approximately $347 billion, a 19% decline from total issuance for the preceding 12-month period.2 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.2 The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned positive in the first two months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $14 billion.3 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its March, June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate 0.25% at all four meetings, to finish the period at 3.00%. After the Fed’s December rate hike, it noted in its press release that “the labor market has continued to strengthen and that economic activity has been rising at a strong rate.” Although the Fed had previously indicated further rate hikes in 2019, after the January meeting, Chair Powell indicated a patient approach in 2019.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Investment Company Institute.

See www.franklintempletondatasources.com for additional data provider information.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high-yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Arizona Tax-Free Income Fund

We are pleased to bring you Franklin Arizona Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	7.88%

AA	56.42%

A	24.25%

BBB	4.45%

Refunded	5.49%

Not Rated	1.51%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.52 on September 10, 2018, to $10.58 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.44 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.90% based on an annualization of February’s 2.67 cent per share dividend and the maximum offering price of $11.05 on February 28, 2019. An investor in

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.95	2.45	3.04	3.03
April	—	2.95	2.45	3.04	3.03
May	—	2.95	2.45	3.04	3.03
June	—	2.95	2.45	3.05	3.03
July	—	2.95	2.45	3.05	3.03
August	—	2.95	2.45	3.05	3.03
September	1.81	2.95	2.45	3.05	3.03
October	2.76	2.90	2.40	3.00	2.98
November	2.76	2.90	2.40	3.00	2.98
December	2.77	2.90	2.41	3.00	2.98
January	2.67	2.80	2.31	2.90	2.88
February	2.67	2.80	2.31	2.90	2.88
Total	15.44	34.95	28.98	36.12	35.91

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

the 2019 maximum combined effective federal and Arizona personal income tax bracket of 45.34% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.31% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 67.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

State Update

Arizona’s economy continued to expand during the period under review. The state’s unemployment rate increased from 4.8% in February 2018 to 5.1% in February 2019, and remained higher than the 3.8% national rate.3 In the state’s housing market, which was significantly hurt by the most recent recession, home prices rose during the period and foreclosure rates declined.

Arizona’s fiscal year (FY) 2018 ended on June 30 with a budget surplus, which exceeded expectations. The state’s tax collections were positive with sales and individual income tax collections contributing to general fund revenues. Highlights from Arizona’s FY 2019 budget include higher spending on K-12 education, higher education, the Department of Economic Security and the Department of Corrections compared to FY 2018. Lawmakers expect sales and use taxes and individual income tax collections to contribute significantly to revenue generation. The forecasted budget is structurally balanced, as ongoing revenues are projected to exceed ongoing spending in FY 2019. Arizona’s proposed budget for FY 2020 includes spending increases, largely on education and public safety, while preserving the general fund’s structural balance.

The state had moderate debt levels, with net tax-supported debt of $651 per capita and 1.6% of personal income, compared with the national medians of $987 and 2.3%, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) assigned Arizona an issuer credit rating of Aa2 with a stable outlook.5 The rating reflected Moody’s view of the state’s positive economic trends, ample liquidity, below average debt and pension levels, and restoration of structural balance and stabilization of reserves. According to Moody’s, the state’s challenges included narrow budget-basis reserves, continued pressure to improve funding for K-12 schools, and constitutional restrictions that limit the state’s ability to raise taxes and cut spending. The outlook reflected Moody’s expectations that Arizona’s economy would continue to expand and that the state would maintain its structural balance.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition
2/28/19

% of Total Investments*

Utilities	21.21%

Higher Education	15.14%

Hospital & Health Care	13.68%

Refunded**	13.52%

Tax-Supported	9.28%

Transportation	8.25%

Other Revenue	5.49%

Subject to Government Appropriations	5.11%

Housing	4.29%

General Obligation	4.03%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.29%	-1.10%
5-Year	+16.90%	+2.28%
10-Year	+53.60%	+3.93%

Advisor
1-Year	+3.36%	+3.36%
5-Year	+17.44%	+3.27%
10-Year	+55.36%	+4.50%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.90%	5.31%	1.91%	3.49%

Advisor	3.26%	5.96%	2.21%	4.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 10 for Performance Summary footnotes.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FAZQX)	$10.58	$10.52	N/A	+$0.06

A1 (FTAZX)	$10.56	N/A	$10.58	-$0.02

C (FAZIX)	$10.75	N/A	$10.75	$0.00

R6 (FAZRX)	$10.60	N/A	$10.60	$0.00

Advisor (FAZZX)	$10.60	N/A	$10.61	-$0.01

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1544

A1	$0.3495

C	$0.2898

R6	$0.3612

Advisor	$0.3591

Total Annual Operating Expenses9

Share Class

A	0.79%

Advisor	0.54%

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor class) per share on 2/28/19.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Arizona personal income tax rate of 45.34%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,020.90	$3.83	$1,020.78	$4.06	0.81%
A1	$1,000	$1,016.60	$3.35	$1,021.47	$3.36	0.67%
C	$1,000	$1,014.40	$6.09	$1,018.74	$6.11	1.22%
R6	$1,000	$1,018.10	$2.65	$1,022.17	$2.66	0.53%
Advisor	$1,000	$1,017.90	$2.85	$1,021.97	$2.86	0.57%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Colorado Tax-Free Income Fund

We are pleased to bring you Franklin Colorado Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	2.32%

AA	52.18%

A	21.90%

BBB	9.17%

Below Investment Grade	1.21%

Refunded	12.43%

Not Rated	0.79%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.28 on September 10, 2018, to $11.32 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 16.80 cents per share for the reporting period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.98% based on an annualization of February’s 2.94 cent per share dividend and the maximum

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	3.11	2.58	3.21	3.20
April	—	3.11	2.58	3.21	3.20
May	—	3.11	2.58	3.21	3.20
June	—	3.13	2.60	3.25	3.22
July	—	3.13	2.60	3.25	3.22
August	—	3.13	2.60	3.25	3.22
September	1.92	3.13	2.60	3.25	3.22
October	2.98	3.13	2.60	3.25	3.22
November	2.98	3.13	2.60	3.25	3.22
December	2.99	3.13	2.61	3.25	3.22
January	2.99	3.13	2.61	3.25	3.22
February	2.94	3.08	2.56	3.20	3.17
Total	16.80	37.45	31.12	38.83	38.53

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

offering price of $11.82 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Colorado personal income tax bracket of 45.43% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.46% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 77.

12	Annual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

State Update

Colorado’s economy continued to strengthen during the 12 months under review. With a growing population and workforce, high income levels, a relatively stable housing market, relatively low cost of living and doing business, and a positive mix of technology and service industries, the state’s long-term economic outlook is favorable. Colorado’s job and population growth surpassed the national level during the period. Home prices rose and foreclosures remained low. The state’s unemployment rate rose from 2.9% in February 2018 to 3.7% at period-end, which was slightly lower than the 3.8% national rate. 3

Colorado’s strong economy boosted revenue growth during the period. Despite positive revenue trends, reserves were narrow and pension liabilities were above average. At the end of Colorado’s fiscal year (FY) 2018–2019, the general fund balance grew and exceeded the Office of Planning and Budgeting’s June 2018 quarterly budget forecast. Strong tax collections also provided for increased funding for K-12 education, roads and public pension plans. In November, the governor presented a proposal for FY 2019–2020. The spending plan is slightly larger than the previous fiscal year’s budget. Highlights include increased funding for Colorado’s reserves and additional spending on education, water infrastructure and Medicaid.

Colorado’s debt levels were lower than those of most other states, with net tax-supported debt of $484 per capita and 0.9% of personal income, compared with the $987 and 2.3% national medians.4 Independent credit rating agency Moody’s Investors Service assigned Colorado an issuer credit rating of Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s strong economic performance, higher-than-average income levels and low debt levels relative to other states. Headwinds included narrow reserves, pension liabilities above the national median, and constitutional restrictions and voter initiatives that constrain budgeting flexibility. The stable outlook is based on the state’s generally conservative fiscal practices as well as an economy that has continued to exhibit positive trends and debt levels that are expected to remain moderate.

Portfolio Composition
2/28/19

% of Total Investments*
Tax-Supported	17.82%
Utilities	17.55%
Hospital & Health Care	16.54%
Refunded**	14.06%
General Obligation	9.50%
Higher Education	9.43%
Subject to Government Appropriations	8.30%
Transportation	4.21%
Other Revenue	2.59%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.29%	-1.10%
5-Year	+16.22%	+2.16%
10-Year	+54.84%	+4.02%

Advisor[4]
1-Year	+3.38%	+3.38%
5-Year	+16.81%	+3.16%
10-Year	+56.26%	+4.56%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.98%	5.46%	1.87%	3.43%

Advisor	3.36%	6.16%	2.18%	3.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

14	Annual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 17 for Performance Summary footnotes.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FCOQX)	$11.32	$11.28	N/A	+$0.04

A1 (FRCOX)	$11.31	N/A	$11.32	-$0.01

C (FCOIX)	$11.45	N/A	$11.46	-$0.01

R6 (FKTLX)	$11.32	N/A	$11.33	-$0.01

Advisor (FCOZX)	$11.31	N/A	$11.32	-$0.01

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1680

A1	$0.3745

C	$0.3112

R6	$0.3883

Advisor	$0.3853

Total Annual Operating Expenses10

Share Class

A	0.82%

Advisor	0.57%

16	Annual Report	franklintempleton.com

FRANKLIN COLORADO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +47.63% and +4.13%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Colorado personal income tax rate of 45.43%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN COLORADO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,018.90	$3.97	$1,020.63	$4.21	0.84%
A1	$1,000	$1,015.90	$3.55	$1,021.27	$3.56	0.71%
C	$1,000	$1,012.90	$6.29	$1,018.55	$6.31	1.26%
R6	$1,000	$1,016.50	$2.80	$1,022.02	$2.81	0.56%
Advisor	$1,000	$1,016.40	$3.05	$1,021.77	$3.06	0.61%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

18	Annual Report	franklintempleton.com

Franklin Connecticut Tax-Free Income Fund

We are pleased to bring you Franklin Connecticut Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	5.91%

AA	33.25%

A	37.58%

BBB	4.85%

Refunded	18.41%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.01 on September 10, 2018, to $10.05 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 14.11 cents per share for the reporting period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.86% based on an annualization of February’s 2.50 cent per share dividend and the maximum offering price of $10.50 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Connecticut

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.78	2.31	2.88	2.86
April	—	2.78	2.31	2.88	2.86
May	—	2.78	2.31	2.88	2.86
June	—	2.78	2.31	2.89	2.86
July	—	2.78	2.31	2.89	2.86
August	—	2.63	2.16	2.74	2.71
September	1.61	2.63	2.16	2.73	2.71
October	2.50	2.63	2.16	2.73	2.71
November	2.50	2.63	2.16	2.73	2.71
December	2.50	2.63	2.17	2.74	2.71
January	2.50	2.63	2.17	2.74	2.71
February	2.50	2.63	2.17	2.74	2.71
Total	14.11	32.31	26.70	33.57	33.27

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

personal income tax bracket of 47.79% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.48% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page87.

franklintempleton.com	Annual Report	19

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

State Update

Connecticut’s economy grew during the 12 months under review. The state remained among the nation’s wealthiest, with strong per-capita income well above the national levels. During the period, home prices rose and foreclosure rates declined. Connecticut’s unemployment rate declined from 4.5% in February 2018 to 3.8% at period-end, which matched the 3.8% national rate.3

Lawmakers anticipated stronger-than-projected revenue growth during Connecticut’s fiscal year (FY) 2018. Higher income and corporate tax collections led to better-than-expected general fund revenues. The state closed FY 2018 with a small budget surplus, largely aided by one-time revenue sources. The governor signed the revised FY 2018–2019 biennial budget in May. The revisions included reversal of health care cuts and restoration of municipal aid. Strong tax collections also provided for a deposit into the rainy day fund in FY 2019. In February 2019, the governor announced a biennial budget for FY 2020–2021 that included expenditure reductions, including reduced municipal aid and various revenue enhancement measures.

Connecticut’s debt levels remained among the nation’s highest, with net tax-supported debt at 9.5% of personal income and $6,544 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Connecticut’s general obligation debt at A1 with a stable outlook.5 The rating reflected Moody’s view of the state’s high income levels, strong governance and adequate liquidity, offset by high fixed costs relative to the state’s budget. According to Moody’s, Connecticut’s challenges include significant additional leverage, rapid acceleration of revenue, economic and demographic weakness, and declining liquidity position. The outlook reflected Moody’s view of the state’s strong provisions to promote fiscal discipline.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We believe our

Portfolio Composition
2/28/19

% of Total Investments*
Hospital & Health Care	29.85%
Higher Education	22.30%
Refunded**	18.43%
Utilities	17.94%
General Obligation	6.75%
Transportation	3.57%
Housing	0.91%
Other Revenue	0.25%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

20	Annual Report	franklintempleton.com

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+2.88%	-1.49%
5-Year	+12.13%	+1.43%
10-Year	+42.86%	+3.18%

Advisor[4]
1-Year	+2.96%	+2.96%
5-Year	+12.81%	+2.44%
10-Year	+44.25%	+3.73%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.86%	5.48%	1.77%	3.39%

Advisor	3.24%	6.21%	2.06%	3.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 24 for Performance Summary footnotes.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FQCTX)	$10.05	$10.01	N/A	+$0.04

A1 (FXCTX)	$10.04	N/A	$10.08	-$0.04

C (FCTIX)	$10.13	N/A	$10.16	-$0.03

R6 (FCTQX)	$10.04	N/A	$10.08	-$0.04
Advisor (FCNZX)	$10.04	N/A	$10.08	-$0.04

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1411

A1	$0.3231

C	$0.2670

R6	$0.3357

Advisor	$0.3327

Total Annual Operating Expenses10

Share Class

A	0.88%

Advisor	0.63%

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.19% and +3.42%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Connecticut personal income tax rate of 47.79%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.\

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,018.60	$4.35	$1,020.23	$4.61	0.92%
A1	$1,000	$1,015.90	$3.90	$1,020.93	$3.91	0.78%
C	$1,000	$1,014.00	$6.64	$1,018.20	$6.66	1.33%
R6	$1,000	$1,016.60	$3.15	$1,021.67	$3.16	0.63%
Advisor	$1,000	$1,017.40	$3.40	$1,021.42	$3.41	0.68%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	25

Franklin Michigan Tax-Free Income Fund

We are pleased to bring you Franklin Michigan Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	9.32%

AA	71.54%

A	14.90%

BBB	0.88%

Refunded	3.36%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.19 on September 10, 2018, to $11.31 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 14.95 cents per share for the reporting period.2 The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.56% based on an annualization of February’s 2.52 cent per share dividend and the maximum offering price of $11.81 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Michigan personal income tax bracket of 45.05% (including 3.80%

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.96	2.43	3.07	3.05
April	—	2.96	2.43	3.07	3.05
May	—	3.01	2.48	3.12	3.10
June	—	3.01	2.48	3.13	3.10
July	—	2.91	2.38	3.03	3.00
August	—	2.91	2.38	3.03	3.00
September	1.77	2.91	2.38	3.03	3.00
October	2.76	2.91	2.38	3.03	3.00
November	2.76	2.91	2.38	3.03	3.00
December	2.62	2.76	2.24	2.88	2.85
January	2.52	2.66	2.14	2.78	2.75
February	2.52	2.66	2.14	2.78	2.75
Total	14.95	34.57	28.24	35.98	35.65

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

Medicare tax) would need to earn a distribution rate of 4.66% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Michigan’s economy generally expanded during the 12 months under review. Although the state’s economy was diversified,

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 106.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

the manufacturing sector continued to serve as a major employment source. Michigan’s unemployment rate declined from 4.4% in February 2018 to 4.0% at period-end, which was higher than the 3.8% national average.3 The housing market was positive, as home prices rose and the foreclosure rate remained below the national rate during the period.

Michigan’s fiscal year (FY) 2018 general fund and school funding revenues were above FY 2017 levels. This increase was mainly due to higher sales, use and individual income tax receipts and lower refunds under the Michigan Business Tax, which was partially offset by higher individual income tax refunds and lower corporate income tax revenues. In June, the governor signed the FY 2019 budget, which included increased spending on education, infrastructure and public safety. The budget will also make additional deposits to the budget stabilization fund in FY 2019. In January 2019, lawmakers generally revised their FY 2019 general fund revenue estimates upward compared to the May consensus forecast. However, school aid funding revenues were revised lower.

Michigan maintained relatively low debt levels, with net tax-supported debt at $673 per capita and 1.5% of personal income, compared with the national medians of $987 and 2.3%, respectively.4 Independent credit rating agency Moody’s Investors Service (Moody’s) rated Michigan’s general obligation debt at Aa1 with a stable outlook.5 The rating reflected Moody’s view of the state’s economic improvement since last recession, relatively low net tax-supported debt burden and strong available liquidity. According to Moody’s, the state’s challenges included continued exposure to auto manufacturing industry, exposure to financially stressed local governments and financial responsibility for a portion of the statewide teacher’s pension plan. The outlook reflected Moody’s view of Michigan’s diversified economy and its governance practices that enable the state to respond rapidly to developing economic or fiscal challenges.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We believe our conservative,

Portfolio Composition
2/28/19

% of Total Investments*
General Obligation	38.73%
Hospital & Health Care	23.92%
Higher Education	16.72%
Utilities	9.36%
Subject to Government Appropriations	5.00%
Refunded**	4.38%
Transportation	1.89%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.59%	-0.81%
5-Year	+14.77%	+1.91%
10-Year	+42.91%	+3.19%

Advisor
1-Year	+3.67%	+3.67%
5-Year	+15.41%	+2.91%
10-Year	+44.54%	+3.75%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]

A	2.56%	4.66%	1.93%	3.51%

Advisor	2.91%	5.30%	2.27%	4.13%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 31 for Performance Summary footnotes.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FMQTX)	$11.31	$11.19	N/A	+$0.12

A1 (FTTMX)	$11.30	N/A	$11.25	+$0.05

C (FRMTX)	$11.48	N/A	$11.43	+$0.05

R6 (FKTNX)	$11.35	N/A	$11.29	+$0.06

Advisor (FMTFX)	$11.34	N/A	$11.29	+$0.05

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1495

A1	$0.3457

C	$0.2824

R6	$0.3598

Advisor	$0.3565

Total Annual Operating Expenses9

Share Class

A	0.82%

Advisor	0.57%

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Michigan personal income tax rate of 45.05%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/192,[3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,024.60	$3.94	$1,020.68	$4.16	0.83%
A1	$1,000	$1,021.50	$3.41	$1,021.42	$3.41	0.68%
C	$1,000	$1,018.30	$6.16	$1,018.70	$6.16	1.23%
R6	$1,000	$1,022.90	$2.66	$1,022.17	$2.66	0.53%
Advisor	$1,000	$1,021.90	$2.91	$1,021.92	$2.91	0.58%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

32	Annual Report	franklintempleton.com

Franklin Minnesota Tax-Free Income Fund

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	19.55%

AA	56.79%

A	15.02%

Refunded	8.35%

Not Rated	0.29%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.97 on September 10, 2018, to $12.10 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.75 cents per share for the reporting period.2 The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.59% based on an annualization of February’s 2.73 cent per share dividend and the maximum offering price of $12.64 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Minnesota personal income tax bracket of 50.65% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.25% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.96	2.39	3.09	3.06
April	—	2.96	2.39	3.09	3.06
May	—	2.96	2.39	3.09	3.06
June	—	2.96	2.40	3.10	3.06
July	—	2.96	2.40	3.10	3.06
August	—	2.96	2.40	3.10	3.06
September	1.80	2.96	2.40	3.10	3.06
October	2.80	2.96	2.40	3.10	3.06
November	2.80	2.96	2.40	3.10	3.06
December	2.81	2.96	2.41	3.10	3.05
January	2.81	2.96	2.41	3.10	3.05
February	2.73	2.88	2.33	3.02	2.97
Total	15.75	35.44	28.72	37.09	36.61

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 106.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

State Update

Minnesota’s broad-based economy expanded during the 12 months under review, although growth continued to lag that of the nation’s. The state’s unemployment rate remained unchanged from 3.1% in February 2018 to 3.1% at period-end, lower than the 3.8% national average.3 Overall, Minnesota’s labor force participation slightly decreased during the review period. Home prices in the state rose, but the issuance of building permits declined. Minnesota’s foreclosure rate remained lower than the national rate.

The state’s fiscal year (FY) 2018 ended on June 30, 2018. Net general fund receipts outperformed February 2018 revenue forecasts, as stronger-than-expected individual income, corporate and other tax receipts more than offset lower-than-expected general sales and use tax collections. During the 2018 legislative session, lawmakers enacted some revenue and spending appropriation increases, but the state plans to maintain a moderate balance in FY 2019. In February 2019, the governor proposed a budget for the 2020–2021 biennium that prioritized investments in health care, child care, education and transportation. The budget outlook for FY 2020–2021 worsened with a revision in February 2019, as revenue forecasts decreased for individual income and general sales taxes. However, lawmakers still expect projected revenues to exceed spending in FY 2020–2021.

Minnesota’s net tax-supported debt was 2.8% of personal income and $1,430 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) raised its rating on Minnesota’s general obligation debt to AAA from AA+, with a stable outlook.5 This upgrade reflected S&P’s view of the state’s improved financial performance, its return to strong budget management and structural balance and expected decrease in pension liabilities. The rating also reflected S&P’s view of Minnesota’s diverse economy and moderate debt burden. The outlook reflected S&P’s view of Minnesota’s improved budget financial position and recently passed pension reform.

Portfolio Composition
2/28/19

% of Total Investments*
General Obligation	32.31%
Hospital & Health Care	16.55%
Utilities	16.20%
Refunded**	12.89%
Higher Education	7.53%
Transportation	6.58%
Housing	3.56%
Subject to Government Appropriations	3.05%
Other Revenue	1.09%
Tax-Supported	0.24%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate Standard & Poor’s rating of the Fund.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.17%	-1.22%
5-Year	+13.56%	+1.69%
10-Year	+42.67%	+3.17%

Advisor[4]
1-Year	+3.26%	+3.26%
5-Year	+14.23%	+2.70%
10-Year	+44.22%	+3.73%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.59%	5.25%	1.69%	3.42%

Advisor	2.94%	5.96%	2.00%	4.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 38 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 38 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FMNQX)	$12.10	$11.97	N/A	+$0.13

A1 (FMINX)	$12.09	N/A	$12.07	+$0.02

C (FMNIX)	$12.23	N/A	$12.21	+$0.02

R6 (FKTDX)	$12.11	N/A	$12.09	+$0.02

Advisor (FMNZX)	$12.11	N/A	$12.09	+$0.02

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1575

A1	$0.3544

C	$0.2872

R6	$0.3709

Advisor	$0.3661

Total Annual Operating Expenses10

Share Class

A	0.81%

Advisor	0.56%

See page 38 for Performance Summary footnotes.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.91% and +3.61%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Minnesota personal income tax rate of 50.65%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be includedin the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,024.50	$3.94	$1,020.68	$4.16	0.83%
A1	$1,000	$1,020.80	$3.51	$1,021.32	$3.51	0.70%
C	$1,000	$1,017.70	$6.25	$1,018.60	$6.26	1.25%
R6	$1,000	$1,021.50	$2.66	$1,022.17	$2.66	0.53%
Advisor	$1,000	$1,021.20	$3.01	$1,021.82	$3.01	0.60%

1. For Classes A1, C, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

franklintempleton.com	Annual Report	39

Franklin Ohio Tax-Free Income Fund

We are pleased to bring you Franklin Ohio Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	6.32%

AA	66.37%

A	17.97%

BBB	0.56%

Refunded	8.78%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.38 on September 10, 2018, to $12.49 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 16.86 cents per share for the reporting period.2 The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.83% based on an annualization of February’s 3.07 cent per share dividend and the maximum offering price of $13.04 on February 28, 2019. An investor in the 2019 maximum combined effective federal and Ohio personal income tax bracket of 45.80% (including 3.80%

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	3.18	2.59	3.30	3.28
April	—	3.18	2.59	3.30	3.28
May	—	3.18	2.59	3.30	3.28
June	—	3.13	2.55	3.27	3.23
July	—	3.13	2.55	3.27	3.23
August	—	3.13	2.55	3.27	3.23
September	1.91	3.13	2.55	3.26	3.23
October	2.97	3.13	2.55	3.26	3.23
November	2.97	3.13	2.55	3.26	3.23
December	2.97	3.13	2.56	3.27	3.23
January	2.97	3.13	2.56	3.27	3.23
February	3.07	3.23	2.66	3.37	3.33
Total	16.86	37.81	30.85	39.40	39.01

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

Medicare tax) would need to earn a distribution rate of 5.22% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

State Update

Ohio’s broad and diverse economy continued to expand during the period under review. The state’s housing market improved, as home sales and prices rose. Population growth, however, remained slow. Although employers in the state have added jobs, they have been doing it at a slower pace than the U.S.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 117.

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FRANKLIN OHIO TAX-FREE INCOME FUND

economy. Ohio’s unemployment rate increased from 4.5% in February 2018 to 4.6% by period-end, which was higher than the national rate of 3.8%.3

Ohio ended its fiscal year (FY) 2018 on June 30, 2018, with a stronger-than-estimated general fund balance, largely aided by higher-than-projected income tax revenues and lower-than-expected Medicaid spending. This trend allowed a healthy deposit into the state’s budget stabilization fund. Ohio’s adopted FY 2018–2019 biennium budget was largely balanced and incorporated a mix of targeted and across-the-board cuts as well as modestly increased non-recurring resources relative to the proposed budget. The budget continued to build upon previously enacted tax reforms, such as providing simplification of the small-business tax filing process, reducing the number of income tax brackets, increasing funding for K-12 education, and providing support for developmental disabilities, higher education, health and human services, and Medicaid. Lawmakers noted that revenue collections during the first six months of FY 2019 had underperformed expectations.

Ohio’s net tax-supported debt was $1,118 per capita and 2.5% of personal income compared with the $987 and 2.3% national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Ohio’s AA+ general obligation debt rating with a stable outlook.5 The rating reflected S&P’s view of Ohio’s long history of proactive financial and budget management, including frequent and prompt budget modifications to offset decreased revenue. The rating also reflected S&P’s view of the state’s commitment to funding budget reserves, improved revenue and budget performance, renewal of the budget stabilization fund, moderate debt levels, and significant pension reform changes coupled with a steady progress in funding other postem-ployment benefits. The stable outlook reflected Ohio’s improved structural budget alignment and steady economic growth that has allowed recent contributions to its budget stabilization fund.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Portfolio Composition
2/28/19

% of Total Investments*
General Obligation	42.41%
Higher Education	14.15%
Refunded**	11.47%
Hospital & Health Care	11.03%
Utilities	10.38%
Transportation	3.68%
Subject to Government Appropriations	3.18%
Other Revenue	2.92%
Tax-Supported	0.78%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.26%	-1.13%
5-Year	+18.27%	+2.52%
10-Year	+48.15%	+3.56%

Advisor
1-Year	+3.43%	+3.43%
5-Year	+19.05%	+3.55%
10-Year	+49.81%	+4.12%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield5
A	2.83%	5.22%	1.86%	3.43%
Advisor	3.20%	5.90%	2.18%	4.02%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 45 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 45 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FOHQX)	$12.49	$12.38	N/A	+$0.11

A1 (FTOIX)	$12.49	N/A	$12.46	+$0.03

C (FOITX)	$12.66	N/A	$12.63	+$0.03

R6 (FKTOX)	$12.50	N/A	$12.47	+$0.03

Advisor (FROZX)	$12.50	N/A	$12.47	+$0.03

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1686

A1	$0.3781

C	$0.3085

R6	$0.3940

Advisor	$0.3901

Total Annual Operating Expenses9

Share Class

A	0.79%

Advisor	0.54%

See page 45 for Performance Summary footnotes.

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FRANKLIN OHIO TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Ohio personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OHIO TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,023.00	$3.79	$1,020.83	$4.01	0.80%
A1	$1,000	$1,020.30	$3.36	$1,021.47	$3.36	0.67%
C	$1,000	$1,017.20	$6.10	$1,018.74	$6.11	1.22%
R6	$1,000	$1,020.90	$2.61	$1,022.22	$2.61	0.52%
Advisor	$1,000	$1,020.70	$2.86	$1,021.97	$2.86	0.57%

1. For Classes A1, C, R6 and Advisor, 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18-2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

46	Annual Report	franklintempleton.com

Franklin Oregon Tax-Free Income Fund

We are pleased to bring you Franklin Oregon Tax-Free Income Fund’s annual report for the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	15.25%

AA	59.98%

A	10.26%

BBB	4.99%

Below Investment Grade	1.84%

Refunded	7.68%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $11.30 on September 10, 2018, to $11.37 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 16.03 cents per share for the reporting period.2 The Performance Summary beginning on page 50 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.89% based on an annualization of February’s 2.86 cent per share dividend and the maximum offering price of $11.87 on February 28, 2019. An investor in

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	3.01	2.47	3.11	3.10

April	—	3.01	2.47	3.11	3.10

May	—	3.01	2.47	3.11	3.10

June	—	3.01	2.48	3.12	3.10

July	—	3.01	2.48	3.12	3.10

August	—	2.91	2.38	3.02	3.00

September	1.81	2.97	2.44	3.08	3.06

October	2.82	2.97	2.44	3.08	3.06

November	2.82	2.97	2.44	3.08	3.06

December	2.86	3.00	2.48	3.12	3.09

January	2.86	3.00	2.48	3.12	3.09

February	2.86	3.00	2.48	3.12	3.09

Total	16.03	35.87	29.51	37.19	36.95

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

the 2019 maximum combined effective federal and Oregon personal income tax bracket of 50.70% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.86% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page129.

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FRANKLIN OREGON TAX-FREE INCOME FUND

State Update

Oregon’s economy continued to expand during the 12 months under review. The state’s job market continued to grow and expanded faster than the nation’s. This growth was largely due to strength in the technology sector during the period. Oregon has a high concentration of semiconductor manufacturing companies. The state’s unemployment rate increased from 4.2% in February 2018 to 4.6% at period-end, which was higher than the 3.8% national average.3 The state’s personal income growth increased along with population growth.

Forecasters expect Oregon’s combined general fund and lottery revenues for the 2017–2019 biennium will be higher than original estimates, largely due to higher-than-expected growth in personal income and corporate tax collections. The state’s 2017–2019 biennial general fund budget was larger than the previous biennium, and it continued to prioritize replenishment of rainy day funds. Lawmakers expect total reserves at the end of FY 2019 to continue to rise from recent levels. Analysts believed these reserves potentially offered a fiscal cushion against revenue volatility and Oregon’s unusually high dependence on personal income taxes. Additionally, projected revenue growth was balanced by budget increases in spending on education, Medicaid and human services, pension contributions and commitments related to new ballot measures. In November 2018, the governor’s proposed 2019–2021 biennial budget proposal was released. The proposal called for increased spending, largely in education, human services, including Medicaid and growth in pension contributions. The governor’s spending plan also proposed revenue enhancement measures to close an expected budget gap.

Oregon’s net tax-supported debt was 4.5% of personal income and $2,017 per capita, compared with the national medians of 2.3% and $987, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Oregon’s general obligation debt AA+ with a stable outlook.5 The rating and outlook reflected S&P’s assessment of the state’s willingness to adjust revenue and spending to correct structural imbalances that may arise, mechanisms to build up rainy day funds, strong budget reserve levels, sound financial policies and a well-funded retirement system. However, S&P cited challenges such as the state’s propensity for revenue volatility due to dependence on personal income taxes, albeit with demonstrated stability in recent years and a constitutional requirement to provide income tax rebates if certain criteria are met. Overall, S&P’s stable

Portfolio Composition
2/28/19

% of Total Investments*
General Obligation	31.77%
Refunded**	18.17%
Hospital & Health Care	17.15%
Utilities	9.93%
Higher Education	8.31%
Transportation	6.41%
Other Revenue	2.46%
Housing	2.21%
Tax-Supported	2.07%
Subject to Government Appropriations	1.52%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

outlook reflected its view that Oregon’s finances were poised to remain strong and that solid reserves may mitigate potential future revenue cyclicality.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “States - US: Medians - State debt continues to slow growth trend,” 4/24/18.

5. This does not indicate S&P’s rating of the Fund.

48	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.14%	-1.25%
5-Year	+15.50%	+2.03%
10-Year	+47.10%	+3.48%

Advisor[4]
1-Year	+3.22%	+3.22%
5-Year	+16.06%	+3.02%
10-Year	+48.59%	+4.04%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.89%	5.86%	1.74%	3.53%

Advisor	3.26%	6.61%	2.04%	4.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 53 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 53 for Performance Summary footnotes.

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FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FOFQX)	$11.37	$11.30	N/A	+$0.07

A1 (FRORX)	$11.36	N/A	$11.37	-$0.01

C (FORIX)	$11.54	N/A	$11.55	-$0.01

R6 (FOFRX)	$11.37	N/A	$11.38	-$0.01

Advisor (FOFZX)	$11.37	N/A	$11.38	-$0.01

Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1603

A1	$0.3587

C	$0.2951

R6	$0.3719

Advisor	$0.3695

Total Annual Operating Expenses[10]

Share Class

A	0.79%

Advisor	0.54%

See page 53 for Performance Summary footnotes.

52	Annual Report	franklintempleton.com

FRANKLIN OREGON TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.15% and +3.80%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Oregon personal income tax rate of 50.70%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Funds’ Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN OREGON TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,020.90	$3.79	$1,020.83	$4.01	0.80%
A1	$1,000	$1,017.80	$3.35	$1,021.47	$3.36	0.67%
C	$1,000	$1,014.70	$6.09	$1,018.74	$6.11	1.22%
R6	$1,000	$1,018.40	$2.65	$1,022.17	$2.66	0.53%
Advisor	$1,000	$1,017.40	$2.85	$1,021.97	$2.86	0.57%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

54	Annual Report	franklintempleton.com

Franklin Pennsylvania Tax-Free Income Fund

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/19

Ratings	% of Total Investments

AAA	0.10%

AA	44.84%

A	26.86%

BBB	6.98%

Below Investment Grade	1.82%

Refunded	19.40%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $9.74 on September 10, 2018, to $9.73 on February 28, 2019. The Fund’s Class A shares paid dividends totaling 15.94 cents per share for the reporting period.2 The Performance Summary beginning on page 57 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.34% based on an annualization of February’s 2.83 cent per share dividend and the maximum offering price of $10.16 on February 28, 2019. An investor in the 2019 maximum combined effective federal and

Pennsylvania personal income tax bracket of 43.87% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Dividend Distributions*

3/1/18–2/28/19

	Dividend per Share (cents)

Month	Class A**	Class A1	Class C	Class R6	Advisor Class
March	—	2.95	2.49	3.05	3.03
April	—	2.95	2.49	3.05	3.03
May	—	2.95	2.49	3.05	3.03
June	—	2.95	2.49	3.06	3.03
July	—	2.95	2.49	3.06	3.03
August	—	2.95	2.49	3.06	3.03
September	1.81	2.95	2.49	3.06	3.03
October	2.82	2.95	2.49	3.06	3.03
November	2.82	2.95	2.49	3.06	3.03
December	2.83	2.95	2.50	3.06	3.03
January	2.83	2.95	2.50	3.06	3.03
February	2.83	2.95	2.50	3.06	3.03
Total	15.94	35.40	29.91	36.69	36.36

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

Commonwealth Update

Pennsylvania’s large and diverse economy continued to show signs of growth. The commonwealth’s employment growth rate continued to climb and was almost on par with the nation. The

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 140.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

health care sector, in particular, experienced strong growth during the period to accommodate Pennsylvania’s aging population. The commonwealth’s housing market continued to have mixed results. Home prices rose and foreclosures reached their lowest level since before the recession. However, Pennsylvania still has one of the nation’s highest foreclosure rates. Pennsylvania’s unemployment rate declined from 4.5% at the beginning of the period to 4.0% at period-end, which was higher than the 3.8% national average.3

In June 2018, the governor signed the budget for fiscal year (FY) 2018–2019 into law. The budget increased spending on schools, social services, pensions and prisons, but did not raise taxes or fees. The commonwealth shifted Medicaid costs off budget. The increase in spending was supported by a projected increase in revenue collections made possible by a new sports betting tax and an extension of existing online sales taxes. New online sales tax rules and increased job growth helped tax collections in FY 2018–2019 grow and slightly exceed lawmakers’ estimates. Near period-end, the governor issued his budget proposal for FY 2019–2020. The plan does not call for new taxes and proposes a slight increase in spending compared to the previous year’s budget. Highlights include transfers from the commonwealth’s reserves, a fee for communities that use the state police force, a higher minimum wage and additional spending on education.

Pennsylvania has moderate debt levels, above the national medians. The commonwealth’s net tax-supported debt was 2.6% of personal income and $1,311 per capita, compared with the 2.3% and $987 national medians.4 Independent credit rating agency Moody’s Investors Service affirmed Pennsylvania’s general obligation debt a rating of Aa3, with a stable outlook.5 The rating reflected Moody’s view of the commonwealth’s large and diverse economy balanced against its below average job and revenue growth. The stable outlook reflected Moody’s expectation that Pennsylvania’s credit challenges will not lead to a near-term change in its rating. Moody’s also believed that although the commonwealth’s measures of fund balance, including structural balance and governance, are weaker than most states, its current rating also acknowledges sound liquidity available to support operations and capacity to borrow.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for

Portfolio Composition
2/28/19

% of Total Investments*
Hospital & Health Care	23.68%
Refunded**	23.49%
Higher Education	19.13%
Utilities	15.99%
General Obligation	8.00%
Transportation	4.06%
Subject to Government Appropriations	2.70%
Housing	2.31%
Other Revenue	0.64%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

shareholders. Please read the Investment Strategy and Manager’s Discussion on page 4 for more information.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, States - US: Medians - State debt continues slow growth trend, 4/24/18.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3
1-Year	+3.09%	-1.29%
5-Year	+15.60%	+2.05%
10-Year	+50.03%	+3.69%

Advisor[4]
1-Year	+3.27%	+3.27%
5-Year	+16.39%	+3.08%
10-Year	+51.79%	+4.26%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	3.34%	5.95%	1.74%	3.10%

Advisor	3.73%	6.65%	2.04%	3.63%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 60 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (3/1/09–2/28/19)

Advisor Class (3/1/09–2/28/19)

See page 60 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/19	9/10/18	2/28/18	Change

A (FPAQX)	$9.73	$9.74	N/A	-$0.01

A1 (FRPAX)	$9.73	N/A	$9.78	-$0.05

C (FRPTX)	$9.86	N/A	$9.91	-$0.05

R6 (FRPRX)	$9.75	N/A	$9.80	-$0.05

Advisor (FPFZX)	$9.75	N/A	$9.80	-$0.05
Distributions (3/1/18–2/28/19)

Share Class	Net Investment Income

A (9/10/18–2/28/19)	$0.1594

A1	$0.3540

C	$0.2991

R6	$0.3669

Advisor	$0.3636

Total Annual Operating Expenses10

Share Class

A	0.81%

Advisor	0.56%

See page 60 for Performance Summary footnotes.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +45.15% and +3.95%.

5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and Pennsylvania personal income tax rate of 43.87%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P or Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 9/1/18[1]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[2,3,4]	Ending Account Value 2/28/19	Expenses Paid During Period 9/1/18–2/28/19[3,4]	Net Annualized Expense Ratio[4]

A	$1,000	$1,015.90	$3.92	$1,020.68	$4.16	0.83%
A1	$1,000	$1,013.20	$3.54	$1,021.27	$3.56	0.71%
C	$1,000	$1,010.20	$6.28	$1,018.55	$6.31	1.26%
R6	$1,000	$1,014.90	$2.80	$1,022.02	$2.81	0.56%
Advisor	$1,000	$1,014.70	$3.05	$1,021.77	$3.06	0.61%

1. For Classes A1, C, R6 and Advisor 9/1/18 for Actual and Hypothetical. For Class A, 9/10/18 for Actual and 9/1/18 for Hypothetical.

2. For Classes A1, C, R6 and Advisor, 9/1/18–2/28/19. For Class A, 9/10/18–2/28/19.

3. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period. The multiplier is 171/365 for Actual Class A expenses to reflect the number of days since inception.

4. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Arizona Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.52

Income from investment operations[b]:
Net investment income[c]	0.16
Net realized and unrealized gains (losses)	0.05

Total from investment operations	0.21

Less distributions from net investment income	(0.15)

Net asset value, end of year	$10.58

Total return[d]	2.09%

Ratios to average net assets[e]
Expenses[f]	0.81%
Net investment income	3.12%

Supplemental data
Net assets, end of year (000’s)	$44,516
Portfolio turnover rate	18.13%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015

Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.58		$10.78	$11.07	$11.22	$10.80

Income from investment operations[b]:
Net investment income[c]	0.34		0.37	0.38	0.41	0.43
Net realized and unrealized gains (losses)	(0.01)		(0.19)	(0.29)	(0.15)	0.42

Total from investment operations	0.33		0.18	0.09	0.26	0.85

Less distributions from net investment income	(0.35)		(0.38)	(0.38)	(0.41)	(0.43)

Net asset value, end of year	$10.56		$10.58	$10.78	$11.07	$11.22

Total return[d]	3.18%		1.62%	0.77%	2.39%	7.98%

Ratios to average net assets
Expenses	0.66%	[e]	0.65%	0.63%	0.62%	0.62%
Net investment income	3.27%		3.39%	3.47%	3.69%	3.93%

Supplemental data
Net assets, end of year (000’s)	$661,250		$737,426	$769,835	$799,510	$815,973
Portfolio turnover rate	18.13%		17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.75	$10.95	$11.24	$11.39	$10.96

Income from investment operations[b]:
Net investment income[c]	0.29	0.31	0.33	0.35	0.38
Net realized and unrealized gains (losses)	(—)[d]	(0.20)	(0.30)	(0.15)	0.42

Total from investment operations	0.29	0.11	0.03	0.20	0.80

Less distributions from net investment income	(0.29)	(0.31)	(0.32)	(0.35)	(0.37)

Net asset value, end of year	$10.75	$10.75	$10.95	$11.24	$11.39

Total return[e]	2.74%	1.03%	0.19%	1.79%	7.36%

Ratios to average net assets
Expenses	1.21%[f]	1.20%	1.18%	1.17%	1.17%
Net investment income	2.72%	2.84%	2.92%	3.14%	3.38%

Supplemental data
Net assets, end of year (000’s)	$77,216	$105,010	$118,381	$113,370	$107,612
Portfolio turnover rate	18.13%	17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]

Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.60		$10.84

Income from investment operations[b]:
Net investment income[c]	0.36		0.22
Net realized and unrealized gains (losses)	(—)	[d]	(0.24)

Total from investment operations	0.36		(0.02)

Less distributions from net investment income	(0.36)		(0.22)

Net asset value, end of year	$10.60		$10.60

Total return[e]	3.48%		(0.18)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.55%		0.53%
Expenses net of waiver and payments by affiliates	0.53%	[g]	0.51%
Net investment income	3.40%		3.53%

Supplemental data
Net assets, end of year (000’s)	$12,562		$10,816
Portfolio turnover rate	18.13%		17.47%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Arizona Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.61	$10.81	$11.10	$11.25	$10.83

Income from investment operations[b]:
Net investment income[c]	0.36	0.38	0.40	0.42	0.45
Net realized and unrealized gains (losses)	(0.01)	(0.19)	(0.30)	(0.15)	0.41

Total from investment operations	0.35	0.19	0.10	0.27	0.86

Less distributions from net investment income	(0.36)	(0.39)	(0.39)	(0.42)	(0.44)

Net asset value, end of year	$10.60	$10.61	$10.81	$11.10	$11.25

Total return	3.36%	1.72%	0.86%	2.48%	8.07%

Ratios to average net assets
Expenses	0.56%[d]	0.55%	0.53%	0.52%	0.52%
Net investment income	3.37%	3.49%	3.57%	3.79%	4.03%

Supplemental data
Net assets, end of year (000’s)	$90,140	$86,795	$90,707	$57,674	$48,670
Portfolio turnover rate	18.13%	17.47%	13.02%	13.28%	12.31%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Arizona Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.7%
Arizona 96.2%
Arizona Board of Regents Arizona State University System Revenue,
Green Bonds, Refunding, Series B, 5.00%, 7/01/43	$4,005,000	$4,567,622
Green Bonds, Series B, 5.00%, 7/01/42	2,000,000	2,262,720
Refunding, Series B, 5.00%, 7/01/41	14,070,000	15,863,221
Series C, 5.00%, 7/01/46	10,000,000	11,269,700
Series D, 5.00%, 7/01/41	5,000,000	5,637,250
Series D, 5.00%, 7/01/46	5,000,000	5,618,750
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/33	2,200,000	2,501,708
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/34	3,320,000	3,769,893
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/44	4,145,000	4,650,649
Arizona Board of Regents COP, University of Arizona Projects, Refunding, Series C, 5.00%, 6/01/31	7,025,000	7,628,307
Arizona Board of Regents Northern Arizona University Speed Revenue,
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/26	2,380,000	2,662,030
Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	5,000,000	5,503,950
Arizona Board of Regents Northern Arizona University System Revenue,
Refunding, 5.00%, 6/01/40	7,365,000	8,230,314
Refunding, 5.00%, 6/01/44	8,005,000	8,916,369
Arizona Board of Regents University of Arizona System Revenue,
Refunding, 5.00%, 6/01/39	2,750,000	3,117,950
Series A, 5.00%, 6/01/43	5,000,000	5,748,300
Series A, Pre-Refunded, 5.00%, 6/01/39	8,650,000	8,721,622
Speed, Stimulus Plan for Economic and Educational Development, 5.00%, 8/01/38	10,150,000	11,235,542
Arizona Health Facilities Authority Healthcare Education Facilities Revenue, Kirksville College of Osteopathic Medicine Inc., Arizona School of Health Sciences Project, 5.125%, 1/01/30	2,250,000	2,306,993
Arizona Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital, Refunding, Series A, 5.00%, 2/01/42	8,000,000	8,433,680
Arizona Health Facilities Authority Revenue,
Catholic Healthcare West, Series B, AGMC Insured, 5.00%, 3/01/41	5,000,000	5,225,100
Catholic Healthcare West, Series B, Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,572,300
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/39	15,000,000	16,350,300
Scottsdale Lincoln Hospitals Project, Refunding, Series A, 5.00%, 12/01/42	9,535,000	10,344,331
Arizona IDA Education Revenue,
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/42	2,045,000	2,237,066
Academies of Math and Science Projects, Credit Enhanced, Refunding, Series A, 5.00%, 7/01/51	1,080,000	1,173,161
Arizona Agribusiness and Equine Center Inc. Project, Credit Enhanced, Series A, 5.00%, 3/01/48	1,555,000	1,722,349
Basis Schools Projects, Credit Enhanced, Refunding, Series F, 5.00%, 7/01/47	3,350,000	3,668,350
Arizona Sports and Tourism Authority Senior Revenue, Multipurpose Stadium Facility Project, Refunding, Series A, 5.00%, 7/01/36	3,160,000	3,341,100
Arizona State COP,
Department of Administration, Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	8,677,735
Department of Administration, Series A, AGMC Insured, 5.00%, 10/01/29	5,855,000	5,969,114
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/28	5,000,000	5,163,500
Department of Administration, Series B, AGMC Insured, 5.00%, 10/01/29	3,000,000	3,098,100
Arizona State Lottery Revenue,
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/28	15,540,000	15,958,026
Department of Administration, Series A, AGMC Insured, 5.00%, 7/01/29	7,500,000	7,701,750
Arizona Transportation Board Highway Revenue,
Refunding, 5.00%, 7/01/31	10,000,000	11,413,700
Refunding, 5.00%, 7/01/36	8,680,000	9,989,291
Subordinated, Refunding, Series A, 5.00%, 7/01/38	5,750,000	6,267,327
Subordinated, Series A, Pre-Refunded, 5.00%, 7/01/36	10,000,000	10,760,800

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STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Central Arizona Water Conservation District Water Delivery O and M Revenue, Central Arizona Project, 5.00%, 1/01/34	$1,000,000	$1,148,480
El Mirage GO, AGMC Insured, 5.00%, 7/01/42	2,200,000	2,380,268
Gilbert Public Facilities Municipal Property Corp. Revenue, Pre-Refunded, 5.50%, 7/01/28	10,000,000	10,128,900
Glendale IDAR,
Midwestern University, 5.00%, 5/15/35	5,000,000	5,166,000
Midwestern University, 5.125%, 5/15/40	10,000,000	10,334,600
Midwestern University, Refunding, 5.00%, 5/15/31	3,455,000	3,744,564
Senior Living, Royal Oaks Life Care Community, Refunding, 5.00%, 5/15/39	5,500,000	5,889,895
Glendale Municipal Property Corp. Excise Tax Revenue,
Subordinate, Refunding, Series C, 5.00%, 7/01/38	12,000,000	13,161,720
Subordinate, Refunding, Series C, AGMC Insured, 5.00%, 7/01/38	6,530,000	7,162,169
Goodyear Water and Sewer Revenue,
Obligation, sub. lien, Refunding, AGMC Insured, 5.25%, 7/01/31	1,000,000	1,075,650
Obligation, sub. lien, Refunding, AGMC Insured, 5.50%, 7/01/41	1,500,000	1,622,685
Lake Havasu Wastewater System Revenue,
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/40	15,000,000	16,930,350
senior lien, Refunding, Series B, AGMC Insured, 5.00%, 7/01/43	9,155,000	10,316,129
Maricopa County Cartwright Elementary School District No. 83 GO, School Improvement, Project of 2010, Series A, AGMC Insured, 5.375%, 7/01/30	5,415,000	5,823,291
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/35	12,090,000	13,964,554
Maricopa County IDA, MFHR, Senior, Western Groves Apartments Project, Series A-1, AMBAC Insured, 5.30%, 12/01/22	850,000	850,553
Maricopa County IDA Education Revenue,
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/37	1,000,000	1,127,180
Greathearts Arizona Projects, Refunding, Series A, 5.00%, 7/01/52	1,000,000	1,103,110
Reid Traditional Schools Projects, 5.00%, 7/01/36	1,120,000	1,207,405
Reid Traditional Schools Projects, 5.00%, 7/01/47	3,325,000	3,518,981
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding, Series A, 6.00%, 7/01/39	4,860,000	4,922,597
Maricopa County IDA Hospital Revenue,
Honor Health, Refunding, Series A, 5.00%, 9/01/37	4,025,000	4,539,435
Honor Health, Refunding, Series A, 5.00%, 9/01/42	4,000,000	4,435,320
Maricopa County IDA Senior Living Facilities Revenue,
Christian Care Retirement Apartments Inc. Project, Refunding, Series A, 5.00%, 1/01/36	5,000,000	5,531,300
Christian Care Retirement Apartments Inc. Project, Refunding, Series D, 5.00%, 1/01/40	9,840,000	10,777,162
Maricopa County IDAR, Banner Health, Series A, 5.00%, 1/01/41	36,750,000	41,424,600
Maricopa County PCC,
PCR, El Paso Electric Co. Palo Verde Project, Refunding, Series A, 4.50%, 8/01/42	10,000,000	10,256,900
PCR, Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%, 1/01/38	5,000,000	5,208,950
PCR, Southern California Edison Co., Refunding, Series B, 5.00%, 6/01/35	14,745,000	15,028,694
Maricopa County School District No. 214 Tolleson Union High School GO, School Improvement, Project of 2017, Series A, 5.00%, 7/01/37	1,000,000	1,155,580
Maricopa County USD No. 11 Peoria GO,
School Improvement, 5.00%, 7/01/31	5,100,000	5,656,614
School Improvement, 5.00%, 7/01/33	1,000,000	1,165,590
Maricopa County USD No. 95 Queen Creek GO,
School Improvement, 5.00%, 7/01/33	500,000	577,745
School Improvement, 5.00%, 7/01/37	1,200,000	1,368,840

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STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
McAllister Academic Village LLC Revenue,
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/33	$2,000,000	$2,313,940
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/38	2,000,000	2,274,920
Arizona State University Hassayampa Academic Village Project, Refunding, 5.00%, 7/01/39	1,000,000	1,134,230
Mesa Utility Systems Revenue,
5.00%, 7/01/32	1,000,000	1,199,480
5.00%, 7/01/34	1,265,000	1,503,554
4.00%, 7/01/38	1,425,000	1,505,313
4.00%, 7/01/39	6,135,000	6,457,640
5.00%, 7/01/42	15,000,000	17,332,500
Mohave County Union High School District No. 2 Colorado River GO, School Improvement, 5.00%, 7/01/35	1,000,000	1,150,750
Navajo County USD No. 6 Heber-Overgaard GO, School Improvement, Project of 2008, Assured Guaranty, Pre-Refunded, 5.50%, 7/01/28	1,045,000	1,058,292
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Refunding, Series D, 4.00%, 7/01/40	20,570,000	21,248,604
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/40	10,000,000	10,447,800
senior lien, 5.00%, 7/01/48	5,000,000	5,597,900
senior lien, Series A, 5.00%, 7/01/42	15,090,000	16,827,915
Phoenix Civic Improvement Corp. Distribution Revenue,
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/27	3,945,000	4,879,847
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/28	2,000,000	2,498,740
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/29	2,000,000	2,523,260
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/36	5,000,000	6,454,150
Capital Appreciation, Civic Plaza Expansion Project, Series B, NATL Insured, 5.50%, 7/01/37	7,000,000	9,043,860
Phoenix Civic Improvement Corp. Excise Tax Revenue, Subordinate, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,262,200
Phoenix Civic Improvement Corp. Wastewater System Revenue,
junior lien, Series A, 5.00%, 7/01/37	1,000,000	1,171,010
junior lien, Series A, 4.00%, 7/01/39	5,000,000	5,262,950
Phoenix Civic Improvement Corp. Water System Revenue,
junior lien, 5.00%, 7/01/39	5,000,000	5,678,200
junior lien, Series A, 5.00%, 7/01/39	10,000,000	11,226,400
junior lien, Series A, Pre-Refunded, 5.00%, 7/01/39	14,780,000	14,946,718
Phoenix IDA Education Revenue,
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/36	4,065,000	4,259,876
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/41	1,225,000	1,272,665
Facility, Great Hearts Academies Projects, Refunding, Series A, 5.00%, 7/01/46	1,335,000	1,383,194
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/34	1,355,000	1,469,321
Facility, JMF-Higley 2012 LLC Project, 5.00%, 12/01/39	5,610,000	6,043,877
Facility, Vista College Preparatory Projects, Series A, 5.00%, 7/01/48	1,000,000	1,106,150
Phoenix IDA Student Housing Revenue,
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/33	600,000	673,104
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/37	2,000,000	2,207,700
Downtown Phoenix Student Housing LLC, Arizona State University Project, Refunding, Series A, 5.00%, 7/01/42	7,800,000	8,484,528
Pima County IDAR,
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 12/15/32	1,765,000	1,962,980
Senior Living Facility, Christian Care Tucson Inc. Project, Refunding, Series A, 5.00%, 6/15/37	2,240,000	2,452,979
Senior Living Facility, Christian Care Tucson Inc. Project, Series C, 5.00%, 12/15/47	3,840,000	4,166,976
Pima County USD No. 20 Vail GO, School Improvement and Refunding, BAM Insured, 5.00%, 7/01/36	3,305,000	3,728,569

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STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Pima County USD No. 30 Sahuarita GO,
School Improvement, BAM Insured, 5.00%, 7/01/33	$2,665,000	$3,042,417
School Improvement, BAM Insured, 5.00%, 7/01/34	2,800,000	3,183,516
Pima County USD No. 6 Marana GO,
School Improvement, Project of 2014, Series C, BAM Insured, 5.00%, 7/01/36	2,385,000	2,755,891
School Improvement, Project of 2014, Series D, BAM Insured, 5.00%, 7/01/38	2,500,000	2,855,400
Pinal County Community College District Revenue, Central Arizona College, BAM Insured, 5.00%, 7/01/34	1,065,000	1,218,498
Pinal County Electrical District No. 3 Electric System Revenue,
Pre-Refunded, 5.25%, 7/01/33	1,500,000	1,622,640
Pre-Refunded, 5.25%, 7/01/41	6,800,000	7,355,968
Refunding, 5.00%, 7/01/35	1,195,000	1,357,424
Queen Creek Excise Tax and State Shared Revenue,
Series A, 5.00%, 8/01/42	2,500,000	2,875,825
Series A, 5.00%, 8/01/47	5,000,000	5,714,950
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Salt River Project, Refunding, Series A, 5.00%, 12/01/30	4,500,000	4,930,830
Salt River Project, Refunding, Series A, 5.00%, 1/01/37	10,000,000	11,737,700
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	9,745,000	11,227,897
Salt River Project, Refunding, Series A, 5.00%, 1/01/38	3,310,000	3,870,449
Salt River Project, Refunding, Series A, 5.00%, 1/01/39	5,605,000	6,531,563
Salt Verde Financial Corp. Senior Gas Revenue,
5.00%, 12/01/32	10,000,000	11,872,800
5.00%, 12/01/37	5,000,000	5,921,700
Scottsdale Municipal Property Corp. Excise Tax Revenue, Water and Sewer Improvements Project, Pre-Refunded, 5.00%, 7/01/33	10,660,000	11,137,355
Student and Academic Services LLC Lease Revenue,
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/33	1,000,000	1,124,270
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/39	1,400,000	1,549,282
Northern Arizona University Project, BAM Insured, 5.00%, 6/01/44	3,155,000	3,475,233
Tempe Excise Tax Revenue, Series A, Pre-Refunded, 5.00%, 7/01/31	2,325,000	2,504,653
Town of Gilbert Pledged Revenue, sub. lien, Obligations, 5.00%, 7/01/45	10,000,000	11,392,700
Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation Project, Series A, AMBAC Insured, 5.00%, 7/15/32	985,000	986,182
Tucson Water System Revenue,
Pre-Refunded, 5.00%, 7/01/28	1,165,000	1,177,757
Pre-Refunded, 5.00%, 7/01/29	1,670,000	1,688,287
Pre-Refunded, 5.00%, 7/01/32	5,000,000	5,386,350
Refunding, 5.00%, 7/01/28	65,000	65,697
Refunding, 5.00%, 7/01/29	95,000	96,006
University Medical Center Corp. Hospital Revenue,
Tucson, Pre-Refunded, 5.625%, 7/01/36	5,000,000	5,787,700
Tucson, Pre-Refunded, 6.00%, 7/01/39	5,000,000	5,481,950
Tucson, Pre-Refunded, 6.50%, 7/01/39	4,750,000	4,825,620
Yavapai County IDA Hospital Revenue,
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/34	4,250,000	4,741,045
Yavapai Regional Medical Center, Refunding, 5.00%, 8/01/36	1,310,000	1,451,624

		852,145,052

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STATEMENT OF INVESTMENTS

Franklin Arizona Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 1.5%
Guam 1.5%
Guam Power Authority Revenue,
Series A, AGMC Insured, 5.00%, 10/01/39	$6,490,000	$7,075,268
Series A, AGMC Insured, 5.00%, 10/01/44	5,325,000	5,783,802

		12,859,070

Total Municipal Bonds before Short Term Investments (Cost $831,534,882)		865,004,122

Short Term Investments (Cost $14,100,000) 1.6%

Municipal Bonds 1.6%
Arizona 1.6%
[a] Phoenix IDA Health Care Facilities Revenue, Mayo Clinic, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.65%, 11/15/52	14,100,000	14,100,000

Total Investments (Cost $845,634,882) 99.3%		879,104,122
Other Assets, less Liabilities 0.7%		6,579,214

Net Assets 100.0%		$885,683,336

See Abbreviations on page 171.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Colorado Tax-Free Income Fund

Year Ended February 28,
2019[a]
Class A
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.28

Income from investment operations[b]:

Net investment income[c]	0.17

Net realized and unrealized gains (losses)	0.04

Total from investment operations	0.21

Less distributions from net investment income	(0.17)

Net asset value, end of year	$11.32

Total return[d]	1.89%

Ratios to average net assets[e]

Expenses[f]	0.84%

Net investment income	3.14%

Supplemental data

Net assets, end of year (000’s)	$35,153

Portfolio turnover rate	10.85%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

72	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015
Class A1
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.32	$11.66	$11.94	$12.13	$11.66

Income from investment operations[b]:

Net investment income[c]	0.37	0.37	0.44	0.46	0.47

Net realized and unrealized gains (losses)	(0.01)	(0.32)	(0.28)	(0.20)	0.47

Total from investment operations	0.36	0.05	0.16	0.26	0.94

Less distributions from net investment income	(0.37)	(0.39)	(0.44)	(0.45)	(0.47)

Net asset value, end of year	$11.31	$11.32	$11.66	$11.94	$12.13

Total return[d]	3.28%	0.38%	1.31%	2.26%	8.22%

Ratios to average net assets

Expenses	0.69%[e]	0.68%[f]	0.65%	0.65%	0.65%

Net investment income	3.29%	3.23%	3.67%	3.87%	3.94%

Supplemental data

Net assets, end of year (000’s)	$462,925	$521,249	$553,317	$553,114	$549,134

Portfolio turnover rate	10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015
Class C
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.46	$11.79	$12.07	$12.26	$11.78

Income from investment operations[b]:

Net investment income[c]	0.31	0.32	0.38	0.40	0.41

Net realized and unrealized gains (losses)	(0.01)	(0.33)	(0.29)	(0.20)	0.48

Total from investment operations	0.30	(0.01)	0.09	0.20	0.89

Less distributions from net investment income	(0.31)	(0.32)	(0.37)	(0.39)	(0.41)

Net asset value, end of year	$11.45	$11.46	$11.79	$12.07	$12.26

Total return[d]	2.67%	(0.10)%	0.73%	1.67%	7.64%

Ratios to average net assets

Expenses	1.24%[e]	1.23%[f]	1.20%	1.20%	1.20%

Net investment income	2.74%	2.68%	3.12%	3.32%	3.39%

Supplemental data

Net assets, end of year (000’s)	$69,045	$99,811	$115,472	$111,450	$109,552

Portfolio turnover rate	10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

74	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]
Class R6
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.33	$11.64

Income from investment operations[b]:

Net investment income[c]	0.39	0.23

Net realized and unrealized gains (losses)	(0.01)	(0.32)

Total from investment operations	0.38	(0.09)

Less distributions from net investment income	(0.39)	(0.22)

Net asset value, end of year	$11.32	$11.33

Total return[d]	3.40%	(0.79)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%	0.57%

Expenses net of waiver and payments by affiliates	0.55%[f]	0.54%

Net investment income	3.43%	3.37%

Supplemental data

Net assets, end of year (000’s)	$8,396	$7,678

Portfolio turnover rate	10.85%	16.78%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Colorado Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015
Advisor Class
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.32	$11.66	$11.94	$12.13	$11.66

Income from investment operations[b]:

Net investment income[c]	0.38	0.39	0.45	0.47	0.48

Net realized and unrealized gains (losses)	(—)[d]	(0.33)	(0.28)	(0.19)	0.48

Total from investment operations	0.38	0.06	0.17	0.28	0.96

Less distributions from net investment income	(0.39)	(0.40)	(0.45)	(0.47)	(0.49)

Net asset value, end of year	$11.31	$11.32	$11.66	$11.94	$12.13

Total return	3.38%	0.48%	1.41%	2.36%	8.34%

Ratios to average net assets

Expenses	0.59%[e]	0.58%[f]	0.55%	0.55%	0.55%

Net investment income	3.39%	3.33%	3.77%	3.97%	4.04%

Supplemental data

Net assets, end of year (000’s)	$92,530	$79,093	$73,538	$50,589	$44,988

Portfolio turnover rate	10.85%	16.78%	13.61%	5.17%	2.20%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Colorado Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.5%
Colorado 94.5%
Adams 12 Five Star Schools GO, Adams County and the City of Broomfield, Series B, 5.00%, 12/15/36	$5,000,000	$ 5,796,650
Adams and Weld Counties School District No. 27J Brighton GO, The City and County of Broomfield, 5.00%, 12/01/40	7,500,000	8,501,400
Adams State College Board of Trustees Auxiliary Facilities Revenue,
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/34	2,000,000	2,015,560
Improvement, Series A, Pre-Refunded, 5.50%, 5/15/39	2,150,000	2,166,727
Adams State College Board of Trustees Institutional Enterprise Revenue, 5.00%, 5/15/37	630,000	686,259
Pre-Refunded, 5.00%, 5/15/37	370,000	403,962
Anthem West Metropolitan District GO, City and County of Broomfield, Refunding, BAM Insured, 5.00%, 12/01/35	3,000,000	3,410,430
Arapahoe County School District No. 1 GO, Englewood Schools, 5.00%, 12/01/42	7,000,000	7,944,370
Auraria Higher Education Center Parking Enterprise Revenue, 5th and Walnut Parking Garage Project, Series A, AGMC Insured, 5.00%, 4/01/34	6,150,000	6,765,369
Aurora COP, Aurora Capital Leasing Corp., Refunding, Series A, 5.00%, 12/01/30	5,680,000	5,811,435
Aurora Hospital Revenue, The Children’s Hospital Assn. Project, Series A, 5.00%, 12/01/40	2,500,000	2,589,150
Aurora Water Revenue, Green Bonds, first lien, Refunding, 5.00%, 8/01/46	5,000,000	5,651,650
Bell Mountain Ranch Metropolitan District GO, Consolidated, Douglas County, Refunding, AGMC Insured, 5.00%, 12/01/39	3,160,000	3,265,228
Board of Trustees for Western State College Revenue,
Pre-Refunded, 5.00%, 5/15/34	2,000,000	2,013,600
Pre-Refunded, 5.00%, 5/15/39	2,000,000	2,013,600
Boulder Valley School District No. RE-2 GO,
Boulder and Gilpin Counties and the City and County of Broomfield, 5.00%, 12/01/34	6,000,000	6,049,680
Boulder and Gilpin Counties and the City and County of Broomfield, 5.00%, 12/01/41	5,000,000	5,624,900
Brighton Water Activity Enterprise Revenue, Water System Project, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/34	5,380,000	5,526,067
Castle Rock Sales and Use Tax Revenue,
5.00%, 6/01/31	1,800,000	2,004,012
5.00%, 6/01/32	1,845,000	2,050,939
5.00%, 6/01/35	2,775,000	3,068,151
Centennial Water and Sanitation District Water and Wastewater Revenue, Douglas County, 5.00%, 12/01/43	3,000,000	3,497,580
Colorado Educational and Cultural Facilities Authority Revenue,
Alexander Dawson School, Colorado Project, 5.00%, 2/15/40	5,280,000	5,413,743
Charter School, Union Colony School Project, Refunding, 5.00%, 4/01/48	715,000	787,615
University of Denver Project, Series A, 5.00%, 3/01/47	3,950,000	4,427,081
Colorado Health Facilities Authority Revenue,
Bethesda Project, Improvement and Refunding, Series A-1, 5.00%, 9/15/48	3,000,000	3,151,110
Catholic Health Initiatives, Refunding, Series A, 5.00%, 7/01/39	5,000,000	5,020,200
Catholic Health Initiatives, Series D, 6.125%, 10/01/28	2,500,000	2,508,975
Catholic Health Initiatives, Series D, 6.25%, 10/01/33	2,000,000	2,007,600
Children’s Hospital Colorado Project, Series A, 5.00%, 12/01/44	5,000,000	5,523,700
Covenant Retirement Communities Inc., Refunding, Series A, 5.00%, 12/01/35	7,150,000	7,750,958
Covenant Retirement Communities Inc., Series A, 5.75%, 12/01/36	5,000,000	5,640,650
Covenant Retirement Communities Inc., Series A, 5.00%, 12/01/48	5,000,000	5,445,050
The Evangelical Lutheran Good Samaritan Society Project, 5.50%, 6/01/33	1,000,000	1,091,560
The Evangelical Lutheran Good Samaritan Society Project, 5.625%, 6/01/43	4,000,000	4,343,200
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 12/01/33	2,500,000	2,618,925
The Evangelical Lutheran Good Samaritan Society Project, Refunding, 5.00%, 6/01/47	6,000,000	6,433,320
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/40	4,000,000	4,253,800

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STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Colorado Health Facilities Authority Revenue, (continued)
The Evangelical Lutheran Good Samaritan Society Project, Refunding, Series A, 5.00%, 6/01/45	$2,750,000	$ 2,910,380
Hospital, Boulder Community Hospital Project, Series A, 6.00%, 10/01/35	5,460,000	5,796,172
Hospital, Boulder Community Hospital Project, Series A, Pre-Refunded, 6.00%, 10/01/35	40,000	42,681
Hospital, NCMC Inc. Project, Series A, AGMC Insured, Pre-Refunded, 5.50%, 5/15/30	7,900,000	7,961,462
Hospital, Parkview Medical Center Inc. Project, 5.00%, 9/01/46	5,000,000	5,447,850
Sisters of Charity of Leavenworth Health System, Refunding, Series A, 5.00%, 1/01/40	7,320,000	7,484,627
Valley View Hospital Assn. Project, 5.00%, 5/15/40	2,000,000	2,181,520
Valley View Hospital Assn. Project, 5.00%, 5/15/45	1,000,000	1,086,050
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes, 5.00%, 12/31/47	2,555,000	2,744,121
Colorado Mesa University Enterprise Revenue, Board of Trustees, Colorado Mesa University, 5.00%, 5/15/45	4,000,000	4,463,440
Colorado School of Mines Institutional Enterprise Revenue,
Board of Trustees, Series A, 5.00%, 12/01/42	2,450,000	2,751,816
Board of Trustees, Series A, 5.00%, 12/01/47	3,000,000	3,357,900
Refunding, Series B, 5.00%, 12/01/32	110,000	121,807
Colorado Springs Utilities System Revenue,
Improvement, Series A-4, 5.00%, 11/15/48	5,000,000	5,749,300
Improvement, Series B-1, 5.00%, 11/15/38	4,000,000	4,464,160
Refunding, Series A, 5.00%, 11/15/40	3,000,000	3,424,200
Refunding, Series A, 5.00%, 11/15/45	2,665,000	3,022,590
Refunding, Series A-2, 5.00%, 11/15/44	5,000,000	5,623,350
Series D-1, Pre-Refunded, 5.25%, 11/15/33	5,000,000	5,302,500
Colorado State Board of Governors University Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/44	2,675,000	3,020,904
Refunding, Series A, 4.00%, 3/01/40	5,000,000	5,190,550
Refunding, Series B, 5.00%, 3/01/41	1,000,000	1,122,320
Refunding, Series E, 4.00%, 3/01/43	4,500,000	4,651,830
Series A, 5.00%, 3/01/34	20,000	20,046
Series A, 5.00%, 3/01/39	145,000	145,326
Series A, 5.00%, 3/01/40	3,010,000	3,406,929
Series A, Pre-Refunded, 5.00%, 3/01/34	5,000	5,000
Series A, Pre-Refunded, 5.00%, 3/01/40	3,990,000	4,699,701
Series C, Pre-Refunded, 5.00%, 3/01/44	2,460,000	2,773,035
Colorado State Building Excellent Schools Today COP,
Series G, Pre-Refunded, 5.00%, 3/15/32	10,000,000	10,670,400
Series I, 5.00%, 3/15/36	3,000,000	3,348,870
Series J, 5.25%, 3/15/42	5,000,000	5,758,650
Colorado State COP, UCDHSC Fitzsimons Academic Projects, Refunding, Series A, 5.00%, 11/01/29	3,105,000	3,499,397
Colorado Water Resources and Power Development Authority Water Resources Revenue,
Donala Water and Sanitation District Project, Series C, 5.00%, 9/01/36	1,900,000	2,034,596
Fountain Colorado Electric Water and Wastewater Utility Enterprise Project, Series A, AGMC Insured, 5.00%, 9/01/38	1,210,000	1,314,254
Commerce City Northern Infrastructure General Improvement District GO, Refunding and Improvement, AGMC Insured, 5.00%, 12/01/31	2,040,000	2,253,527
Commerce City Sales and Use Tax Revenue, AGMC Insured, 5.00%, 8/01/41	4,000,000	4,456,880
Denver City and County Airport System Revenue,
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 11/15/43	5,000,000	5,512,350
Department of Aviation, Refunding, Subordinate, Series B, 5.00%, 12/01/48	4,440,000	5,071,856
Denver City and County Board of Water Commissioners Water Revenue, Green Bonds, Series A, 5.00%, 9/15/47	10,000,000	11,441,200

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Denver City and County Dedicated Tax Revenue,
Current Interest Bonds, Series A-1, 5.00%, 8/01/48	$5,000,000	$5,593,750
Refunding and Improvement, Series A, 4.00%, 8/01/46	3,500,000	3,594,150
Denver City and County School District No. 1 COP, Series C, 5.00%, 12/15/30	4,000,000	4,503,800
Denver City and County School District No. 1 GO, 5.00%, 12/01/41	12,440,000	14,181,725
Denver Convention Center Hotel Authority Revenue, Senior, Refunding, 5.00%, 12/01/40	9,775,000	10,528,653
Denver Health and Hospital Authority Healthcare Revenue,
Recovery Zone Facility, 5.50%, 12/01/30	1,500,000	1,567,590
Recovery Zone Facility, 5.625%, 12/01/40	4,000,000	4,151,680
Series A, 5.25%, 12/01/45	9,250,000	9,907,768
Denver Health and Hospital Authority Project COP, 550 Acoma Inc., 5.00%, 12/01/48	2,355,000	2,557,012
E-470 Public Highway Authority Revenue,
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/32	7,800,000	3,781,050
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/33	3,000,000	1,373,700
senior bond, Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/34	14,075,000	6,088,001
senior bond, Series C, 5.25%, 9/01/25	2,500,000	2,606,775
Eagle River Water and Sanitation District Enterprise Wastewater Revenue, 5.00%, 12/01/42	3,500,000	3,857,070
Eagle River Water and Sanitation District GO, 5.00%, 12/01/45	1,360,000	1,531,224
Erie Wastewater Enterprise Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/33	2,860,000	2,932,415
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/37	5,120,000	5,249,638
Fort Collins Electric Utility Enterprise Revenue, Series A, 5.00%, 12/01/42	13,500,000	15,533,775
Fort Lewis College Board of Trustees Enterprise Revenue, Series B, NATL Insured, 5.00%, 10/01/37	1,515,000	1,518,969
Ignacio School District 11JT GO, La Plata and Archuleta Counties, Pre-Refunded, 5.00%, 12/01/31	1,215,000	1,323,633
Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/40	5,000,000	5,854,450
Meridian Metropolitan District GO, In Douglas County, Refunding, Series A, 5.00%, 12/01/41	5,000,000	5,352,350
Mesa State College Board of Trustees Auxiliary Facilities System Enterprise Revenue, Refunding, Series A, 5.00%, 5/15/33	3,455,000	3,478,494
Metropolitan State University of Denver Institutional Enterprise Revenue, Aerospace and Engineering Sciences Building Project, 5.00%, 12/01/45	4,000,000	4,586,960
Park 70 Metropolitan District GO,
City of Aurora, Refunding and Improvement, 5.00%, 12/01/36	1,000,000	1,068,600
City of Aurora, Refunding and Improvement, 5.00%, 12/01/46	1,500,000	1,580,835
Park Creek Metropolitan District Revenue,
Senior Limited Property Tax Supported, Improvement, Assured Guaranty, Pre-Refunded, 6.375%, 12/01/37	7,000,000	7,245,210
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/41	3,000,000	3,284,730
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/45	7,000,000	7,594,090
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,875,000	3,173,971
Senior Limited Property Tax Supported, Refunding, Series A, 5.00%, 12/01/46	2,500,000	2,710,625
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.00%, 12/01/38	2,500,000	2,687,225
Senior Limited Property Tax Supported, Series A, AGMC Insured, Pre-Refunded, 6.125%, 12/01/41	2,500,000	2,692,575
Parker Water and Sanitation District Water and Sewer Enterprise Revenue, Douglas County, 5.00%, 11/01/42	6,475,000	7,387,522
Platte River Power Authority Power Revenue, Series II, 5.00%, 6/01/37	12,000,000	13,081,680
Poudre Tech Metropolitan District Unlimited Property Tax Supported Revenue, Refunding and Improvement, Series A, AGMC Insured, 5.00%, 12/01/39	7,435,000	7,691,954
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.50%, 11/15/38	9,900,000	13,889,898
Pueblo County COP, County Judicial Complex Project, AGMC Insured, 5.00%, 9/15/42	10,000,000	10,810,500

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STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Pueblo Urban Renewal Authority Revenue,
Refunding and Improvement, Series B, 5.25%, 12/01/28	$ 1,000,000	$1,086,240
Refunding and Improvement, Series B, 5.50%, 12/01/31	1,010,000	1,103,809
Refunding and Improvement, Series B, 5.25%, 12/01/38	3,615,000	3,918,696
Regional Transportation District COP, Series A, 5.375%, 6/01/31	19,000,000	19,783,370
Regional Transportation District Sales Tax Revenue,
FasTracks Project, Series A, 5.00%, 11/01/38	10,000,000	10,501,900
FasTracks Project, Series A, 5.00%, 11/01/41	10,000,000	11,359,200
FasTracks Project, Series A, 5.00%, 11/01/46	11,000,000	12,385,780
South Timnath Metropolitan District No. 2 GO, Limited Tax, Refunding and Improvement, 5.00%, 12/01/42	5,690,000	6,199,198
Sterling Hills West Metropolitan District GO, Arapahoe County, Refunding, 5.00%, 12/01/39	1,125,000	1,222,211
Thompson Crossing Metropolitan District No. 5 GO, Series B, AGMC Insured, 5.00%, 12/01/46	4,500,000	4,900,815
Triview Metropolitan District GO, El Paso County, Pre-Refunded, 5.00%, 11/01/34	10,855,000	11,091,856
University of Colorado Enterprise Revenue,
Refunding, Series A, 5.00%, 6/01/38	5,655,000	6,526,209
Series A, Pre-Refunded, 5.375%, 6/01/38	3,000,000	3,027,540
Series B, 5.00%, 6/01/48	5,000,000	5,768,800
University of Colorado Hospital Authority Revenue, Refunding, Series A, 6.00%, 11/15/29	5,000,000	5,140,100
University of Northern Colorado Greeley Institutional Enterprise Revenue, Refunding, Series A, 5.00%, 6/01/30	1,690,000	1,801,472
Weld County School District No. Re-4 GO, 5.25%, 12/01/41	5,000,000	5,785,950
Woodmoor Water and Sanitation District No. 1 Enterprise Water and Wastewater Revenue, 5.00%, 12/01/36	5,000,000	5,382,750

		631,147,696

U.S. Territories 2.0%
Guam 0.8%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.375%, 12/01/24	2,000,000	2,056,900
Section 30, Series A, Pre-Refunded, 5.75%, 12/01/34	3,565,000	3,676,228

		5,733,128

Puerto Rico 1.2%
[a] Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	11,410,000	7,830,112

Total U.S. Territories		13,563,240

Total Municipal Bonds before Short Term Investments (Cost $625,399,194)		644,710,936

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Colorado Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 2.1%

Municipal Bonds 2.1%
Colorado 2.1%
[b] Denver City and County COP,
Wellington E. Webb Municipal Office Building, Refunding, Series A2, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.71%, 12/01/29	$ 2,800,000	$ 2,800,000
Wellington E. Webb Municipal Office Building, Refunding, Series A3, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.71%, 12/01/31	11,400,000	11,400,000

Total Short Term Investments (Cost $14,200,000)		14,200,000

Total Investments (Cost $639,599,194) 98.6%		658,910,936
Other Assets, less Liabilities 1.4%		9,138,267

Net Assets 100.0%		$668,049,203

See Abbreviations on page 171.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	81

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Connecticut Tax-Free Income Fund

Year Ended February 28, 2019[a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.01

Income from investment operations[b]:
Net investment income[c]	0.14
Net realized and unrealized gains (losses)	0.04

Total from investment operations	0.18

Less distributions from net investment income	(0.14)

Net asset value, end of year	$10.05

Total return[d]	1.86%

Ratios to average net assets[e]

Expenses[f]	0.92%

Net investment income	2.98%

Supplemental data

Net assets, end of year (000’s)	$13,765

Portfolio turnover rate	15.00%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.08	$10.42	$10.69	$10.86	$10.65

Income from investment operations[b]:
Net investment income[c]	0.31	0.32	0.37	0.39	0.41
Net realized and unrealized gains (losses)	(0.03)	(0.32)	(0.28)	(0.17)	0.21

Total from investment operations	0.28	—	0.09	0.22	0.62

Less distributions from net investment income	(0.32)	(0.34)	(0.36)	(0.39)	(0.41)

Net asset value, end of year	$10.04	$10.08	$10.42	$10.69	$10.86

Total return[d]	2.86%	0.03%	0.82%	2.09%	5.88%

Ratios to average net assets

Expenses	0.77%[e]	0.74%	0.71%	0.69%	0.68%

Net investment income	3.13%	3.15%	3.42%	3.66%	3.76%

Supplemental data

Net assets, end of year (000’s)	$160,148	$187,638	$222,705	$253,012	$282,020

Portfolio turnover rate	15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.16	$10.50	$10.77	$10.93	$10.73

Income from investment operations[b]:
Net investment income[c]	0.26	0.27	0.31	0.33	0.35

Net realized and unrealized gains (losses)	(0.02)	(0.32)	(0.28)	(0.16)	0.20

Total from investment operations	0.24	(0.05)	0.03	0.17	0.55

Less distributions from net investment income	(0.27)	(0.29)	(0.30)	(0.33)	(0.35)

Net asset value, end of year	$10.13	$10.16	$10.50	$10.77	$10.93

Total return[d]	2.37%	(0.52)%	0.25%	1.62%	5.17%

Ratios to average net assets

Expenses	1.32%[e]	1.29%	1.26%	1.24%	1.23%

Net investment income	2.58%	2.60%	2.87%	3.11%	3.21%

Supplemental data

Net assets, end of year (000’s)	$26,076	$45,183	$61,813	$68,311	$73,569

Portfolio turnover rate	15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

84	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.08	$10.30

Income from investment operations[b]:

Net investment income[c]	0.33	0.20

Net realized and unrealized gains (losses)	(0.03)	(0.22)

Total from investment operations	0.30	(0.02)

Less distributions from net investment income	(0.34)	(0.20)

Net asset value, end of year	$10.04	$10.08

Total return[d]	2.99%	(0.19)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.77%

Expenses net of waiver and payments by affiliates	0.63%[f]	0.60%

Net investment income	3.27%	3.29%

Supplemental data

Net assets, end of year (000’s)	$147	$324

Portfolio turnover rate	15.00%	4.27%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	85

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018	2017	2016[a]	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.08	$10.42	$10.68	$10.85	$10.64

Income from investment operations[b]:
Net investment income[c]	0.32	0.33	0.38	0.40	0.42
Net realized and unrealized gains (losses)	(0.03)	(0.32)	(0.27)	(0.17)	0.21

Total from investment operations	0.29	0.01	0.11	0.23	0.63

Less distributions from net investment income	(0.33)	(0.35)	(0.37)	(0.40)	(0.42)

Net asset value, end of year	$10.04	$10.08	$10.42	$10.68	$10.85

Total return	2.96%	0.13%	1.01%	2.19%	6.00%

Ratios to average net assets
Expenses	0.67%[d]	0.64%	0.61%	0.59%	0.58%
Net investment income	3.23%	3.25%	3.52%	3.76%	3.86%

Supplemental data
Net assets, end of year (000’s)	$19,351	$20,855	$26,253	$21,254	$20,384
Portfolio turnover rate	15.00%	4.27%	12.40%	7.86%	4.63%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

86	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Connecticut Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Connecticut 98.8%
City of Bridgeport GO,
Series A, 5.00%, 2/15/32	$2,200,000	$ 2,335,168
Series A, Pre-Refunded, 5.00%, 2/15/32	7,800,000	8,548,566
Connecticut State GO, Series A, 5.00%, 2/15/29	10,000,000	10,020,500
Connecticut State Health and Educational Facilities Authority Revenue,
Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/40	18,520,000	18,864,657
Connecticut College Issue, Refunding, Series L-1, 4.00%, 7/01/46	5,000,000	5,043,500
Connecticut State University System Issue, Series N, 5.00%, 11/01/29	5,060,000	5,544,849
Covenant Home Inc., Series B, 5.00%, 12/01/40	4,000,000	4,372,720
Fairfield University Issue, Series Q-1, 5.00%, 7/01/46	9,000,000	9,851,940
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,179,120
Fairfield University Issues, New Money, Series O, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,223,900
Hartford Healthcare Issue, Refunding, Series A, 5.00%, 7/01/41	12,000,000	12,604,560
Lutheran General Health Care System, ETM, 7.375%, 7/01/19	45,000	45,837
Quinnipiac University Issue, Refunding, Series L, 5.00%, 7/01/45	8,250,000	9,154,943
Sacred Heart University Issue, Refunding, Series I-1, 5.00%, 7/01/42	4,375,000	4,842,119
Sacred Heart University Issue, Series G, Pre-Refunded, 5.375%, 7/01/31	1,500,000	1,626,900
Sacred Heart University Issue, Series G, Pre-Refunded, 5.625%, 7/01/41	5,500,000	5,996,540
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/27	1,190,000	1,317,211
Sacred Heart University Issue, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	2,290,000	2,534,801
Stamford Hospital Issue, Series I, 5.00%, 7/01/30	5,000,000	5,177,350
Stamford Hospital Issue, Series J, 5.00%, 7/01/42	5,000,000	5,327,200
Trinity Health Credit Group, Refunding, Series CT, 5.00%, 12/01/41	5,000,000	5,549,350
Wesleyan University Issue, Series G, Pre-Refunded, 5.00%, 7/01/39	10,000,000	10,447,800
Western Connecticut Health Network Issue, Series M, 5.375%, 7/01/41	7,000,000	7,425,950
Yale-New Haven Hospital Issue, Series N, 5.00%, 7/01/48	5,000,000	5,376,050
Connecticut State HFAR,
State Supported Special Obligation, Series 10, 5.00%, 6/15/28	420,000	423,536
State Supported Special Obligation, Series 13, 5.00%, 6/15/40	1,500,000	1,551,075
Connecticut State Higher Education Supplemental Loan Authority Revenue, CHESLA Loan Program, Series A, 5.05%, 11/15/27	540,000	551,113
Connecticut State Municipal Electric Energy Cooperative Power Supply System Revenue, Refunding, Series A, 5.00%, 1/01/38	3,000,000	3,285,810
Connecticut State Revolving Fund General Revenue,
Green Bonds, Series A, 5.00%, 3/01/34	5,000,000	5,773,250
Green Bonds, Series A, 5.00%, 3/01/35	1,000,000	1,152,230
Green Bonds, Series A, 5.00%, 5/01/35	2,000,000	2,350,000
Green Bonds, Series A, 5.00%, 5/01/37	3,000,000	3,491,220
Connecticut State Special Tax Obligation Revenue,
Transportation Infrastructure Purposes, Series A, 5.00%, 10/01/30	5,000,000	5,497,050
Transportation Infrastructure Purposes, Series A, 5.00%, 9/01/33	1,000,000	1,121,200
Transportation Infrastructure Purposes, Series A, 5.00%, 1/01/36	1,000,000	1,118,330
Connecticut Transmission Municipal Electric Energy Cooperative Transmission System Revenue, Series A, 5.00%, 1/01/42	5,000,000	5,371,150
Hartford County Metropolitan District Clean Water Project Revenue,
Green Bonds, Refunding, Series A, 5.00%, 11/01/42	5,000,000	5,512,300
Refunding, Series A, 5.00%, 4/01/36	5,000,000	5,391,650
New Britain GO, Series C, AGMC Insured, 5.00%, 3/01/36	1,000,000	1,127,280
New Haven GO, Issue of 2002, Series C, NATL Insured, ETM, 5.00%, 11/01/22	25,000	25,065

franklintempleton.com	Annual Report	87

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Connecticut Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Connecticut (continued)
South Central Regional Water Authority Water System Revenue,
Refunding, Thirty-Second Series B, 5.00%, 8/01/38	$1,720,000	$ 1,943,703
Thirtieth Series A, 5.00%, 8/01/39	1,500,000	1,674,960
Thirtieth Series A, 5.00%, 8/01/44	1,615,000	1,798,206
Stamford Water Pollution Control System and Facility Revenue, Refunding, Series A, 5.25%, 8/15/43	1,000,000	1,134,930
Stratford GO, Refunding, 5.00%, 7/01/33	1,000,000	1,141,150
University of Connecticut GO,
Series A, 5.00%, 8/15/28	6,590,000	7,305,938
Series A, 5.00%, 2/15/31	2,000,000	2,203,020
Series A, 5.00%, 1/15/37	4,000,000	4,397,840

Total Municipal Bonds (Cost $209,824,255) 98.8%		216,753,537

Other Assets, less Liabilities 1.2%		2,733,468

Net Assets 100.0%		$219,487,005

See Abbreviations on page 171.

88	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Michigan Tax-Free Income Fund

Year Ended February 28, 2019[a]
Class A
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.19

Income from investment operations[b]:

Net investment income[c]	0.15

Net realized and unrealized gains (losses)	0.12

Total from investment operations	0.27

Less distributions from net investment income	(0.15)

Net asset value, end of year	$11.31

Total return[d]	2.46%

Ratios to average net assets[e]

Expenses[f]	0.83%

Net investment income	2.86%

Supplemental data

Net assets, end of year (000’s)	$33,739

Portfolio turnover rate	11.55%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	89

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Class A1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.25		$11.52	$11.78	$12.02	$11.67

Income from investment operations[b]:

Net investment income[c]	0.34		0.36	0.40	0.42	0.44

Net realized and unrealized gains (losses)	0.06		(0.26)	(0.25)	(0.25)	0.36

Total from investment operations	0.40		0.10	0.15	0.17	0.80

Less distributions from net investment income	(0.35)		(0.37)	(0.41)	(0.41)	(0.45)

Net asset value, end of year	$11.30		$11.25	$11.52	$11.78	$12.02

Total return[d]	3.59%		0.85%	1.24%	1.48%	6.96%

Ratios to average net assets

Expenses	0.68%	[e]	0.67%	0.65%	0.64%	0.65%

Net investment income	3.01%		3.11%	3.43%	3.55%	3.73%

Supplemental data

Net assets, end of year (000’s)	$727,705		$797,935	$861,662	$896,978	$953,732

Portfolio turnover rate	11.55%		12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

90	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015
Class C
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.43	$11.69	$11.95	$12.20	$11.83

Income from investment operations[b]:

Net investment income[c]	0.28	0.30	0.35	0.36	0.38

Net realized and unrealized gains (losses)	0.05	(0.26)	(0.27)	(0.26)	0.37

Total from investment operations	0.33	0.04	0.08	0.10	0.75

Less distributions from net investment income	(0.28)	(0.30)	(0.34)	(0.35)	(0.38)

Net asset value, end of year	$11.48	$11.43	$11.69	$11.95	$12.20

Total return[d]	2.96%	0.36%	0.66%	0.83%	6.45%

Ratios to average net assets

Expenses	1.23%[e]	1.22%	1.20%	1.19%	1.20%

Net investment income	2.46%	2.56%	2.88%	3.00%	3.18%

Supplemental data

Net assets, end of year (000’s)	$80,062	$124,683	$142,248	$145,491	$148,898

Portfolio turnover rate	11.55%	12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	91

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.29		$11.53

Income from investment operations[b]:
Net investment income[c]	0.35		0.22
Net realized and unrealized gains (losses)	0.07		(0.24)

Total from investment operations	0.42		(0.02)

Less distributions from net investment income	(0.36)		(0.22)

Net asset value, end of year	$11.35		$11.29

Total return[d]	3.79%		(0.21)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.57%		0.58%
Expenses net of waiver and payments by affiliates	0.54%	[f]	0.53%
Net investment income	3.15%		3.25%

Supplemental data
Net assets, end of year (000’s)	$3,042		$2,510
Portfolio turnover rate	11.55%		12.74%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

92	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Michigan Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.29		$11.55	$11.81	$12.06	$11.70

Income from investment operations[b]:
Net investment income[c]	0.35		0.37	0.42	0.43	0.46
Net realized and unrealized gains (losses)	0.06		(0.25)	(0.26)	(0.26)	0.36

Total from investment operations	0.41		0.12	0.16	0.17	0.82

Less distributions from net investment income	(0.36)		(0.38)	(0.42)	(0.42)	(0.46)

Net asset value, end of year	$11.34		$11.29	$11.55	$11.81	$12.06

Total return	3.67%		1.03%	1.33%	1.50%	7.13%

Ratios to average net assets
Expenses	0.58%	[d]	0.57%	0.55%	0.54%	0.55%
Net investment income	3.11%		3.21%	3.53%	3.65%	3.83%

Supplemental data
Net assets, end of year (000’s)	$63,190		$53,587	$67,672	$39,846	$36,020
Portfolio turnover rate	11.55%		12.74%	12.35%	12.04%	12.80%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	93

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Michigan Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 96.2%
Michigan 96.2%
Ann Arbor Public Schools GO,
County of Washtenaw, Refunding, 5.00%, 5/01/28	$1,000,000	$1,164,300
County of Washtenaw, Refunding, 5.00%, 5/01/29	1,235,000	1,429,414
Battle Creek Water and Wastewater System Revenue, Calhoun County, Series A, 5.00%, 6/01/36	1,300,000	1,455,519
Bloomfield Charter Township GO,
County of Oakland, Refunding, 5.00%, 5/01/29	470,000	552,734
County of Oakland, Refunding, 5.00%, 5/01/32	1,000,000	1,153,750
Byron Center Public Schools GO,
Kent County, School Building and Site, Series I, 5.00%, 5/01/34	1,000,000	1,151,590
Kent County, School Building and Site, Series I, 5.00%, 5/01/35	1,920,000	2,202,778
Kent County, School Building and Site, Series I, 5.00%, 5/01/36	650,000	743,223
Kent County, School Building and Site, Series I, 5.00%, 5/01/37	1,480,000	1,684,062
Kent County, School Building and Site, Series I, 5.00%, 5/01/38	1,330,000	1,508,313
Kent County, School Building and Site, Series I, 5.00%, 5/01/39	2,290,000	2,590,631
Kent County, School Building and Site, Series I, 5.00%, 5/01/43	2,250,000	2,535,052
Kent County, School Building and Site, Series I, 5.00%, 5/01/47	4,140,000	4,626,326
Caledonia Community Schools GO, Counties of Kent, Allegan and Barry, Refunding, 5.00%, 5/01/26	1,000,000	1,197,240
Central Michigan University Revenue,
Board of Trustees, General, Refunding, 5.00%, 10/01/30	1,910,000	2,203,166
Board of Trustees, General, Refunding, 5.00%, 10/01/31	1,055,000	1,213,936
Board of Trustees, General, Refunding, 5.00%, 10/01/34	1,600,000	1,829,264
Board of Trustees, General, Refunding, 5.00%, 10/01/39	2,000,000	2,284,340
Chippewa Valley Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	6,075,000	6,808,435
County of Macomb, Refunding, 5.00%, 5/01/29	6,425,000	7,187,005
County of Macomb, Refunding, 5.00%, 5/01/30	6,420,000	7,167,802
County of Macomb, Refunding, 5.00%, 5/01/31	3,000,000	3,344,370
County of Macomb, Refunding, 5.00%, 5/01/32	6,590,000	7,340,930
Commerce Charter Township GO, County of Oakland, Capital Improvement, Refunding, 5.00%, 12/01/38	3,250,000	3,711,792
Detroit City School District GO, School Building and Site Improvement, Series A, AGMC Insured, 6.00%, 5/01/29	10,000,000	12,035,600
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,355,100
Detroit Water Supply System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/34	25,000	25,062
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	30,000	30,078
DeWitt Public Schools GO,
County of Clinton, School Building and Site, 5.00%, 5/01/30	500,000	586,785
County of Clinton, School Building and Site, 5.00%, 5/01/33	815,000	938,562
County of Clinton, School Building and Site, 5.00%, 5/01/34	1,000,000	1,145,340
County of Clinton, School Building and Site, 5.00%, 5/01/35	1,000,000	1,140,270
County of Clinton, School Building and Site, 5.00%, 5/01/36	1,000,000	1,135,670
Downriver Utility Wastewater Authority Sewer System Revenue,
AGMC Insured, 5.00%, 4/01/34	510,000	582,446
AGMC Insured, 5.00%, 4/01/36	1,600,000	1,810,576
AGMC Insured, 5.00%, 4/01/38	1,500,000	1,683,405
AGMC Insured, 5.00%, 4/01/43	3,000,000	3,330,060
East Lansing School District GO,
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/35	1,500,000	1,732,680
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,100,000	1,255,936
Counties of Ingham and Clinton, School Building and Site, Series I, 5.00%, 5/01/42	3,500,000	3,915,870

94	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

  STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Farmington Public School District GO,
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/27	$1,000,000	$1,158,050
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/28	2,000,000	2,308,620
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/32	4,035,000	4,607,849
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/33	2,900,000	3,304,608
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/34	3,000,000	3,411,240
County of Oakland, School Building and Site, Refunding, AGMC Insured, 5.00%, 5/01/35	1,000,000	1,136,470
County of Oakland, School Building and Site, Refunding, BAM Insured, 4.50%, 5/01/38	7,225,000	7,902,271
Grand Rapids Building Authority Revenue, County of Kent, Series A, AMBAC Insured, 5.00%, 10/01/28	3,590,000	3,599,334
Grand Rapids Sanitary Sewer System Revenue,
County of Kent, 5.00%, 1/01/37	1,040,000	1,203,956
County of Kent, 5.00%, 1/01/43	1,000,000	1,137,930
County of Kent, 5.00%, 1/01/48	5,000,000	5,649,800
County of Kent, Improvement and Refunding, 5.00%, 1/01/28	1,560,000	1,788,805
County of Kent, Improvement and Refunding, 5.00%, 1/01/29	1,000,000	1,145,180
County of Kent, Improvement and Refunding, 5.00%, 1/01/31	2,095,000	2,380,465
County of Kent, Improvement and Refunding, 5.00%, 1/01/32	1,175,000	1,333,367
County of Kent, Improvement and Refunding, 5.00%, 1/01/33	1,125,000	1,274,974
County of Kent, Improvement and Refunding, 5.00%, 1/01/34	1,000,000	1,131,340
County of Kent, Improvement and Refunding, 5.00%, 1/01/35	1,500,000	1,694,805
County of Kent, Improvement and Refunding, 5.00%, 1/01/39	880,000	992,992
County of Kent, Improvement and Refunding, 5.00%, 1/01/44	2,000,000	2,253,880
County of Kent, Refunding, 5.00%, 1/01/36	1,250,000	1,417,750
County of Kent, Refunding, 5.00%, 1/01/38	1,000,000	1,126,580
Grand Rapids Water Supply System Revenue,
County of Kent, Improvement and Refunding, 5.00%, 1/01/41	2,190,000	2,442,047
County of Kent, Improvement and Refunding, 5.00%, 1/01/43	1,500,000	1,694,580
County of Kent, Improvement and Refunding, 5.00%, 1/01/46	2,525,000	2,805,654
County of Kent, Improvement and Refunding, 5.00%, 1/01/48	2,000,000	2,253,400
Grand Traverse County Hospital Finance Authority Revenue,
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	2,000,000	2,155,480
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/44	1,110,000	1,215,439
Munson Healthcare Obligated Group, Series A, 5.00%, 7/01/47	2,500,000	2,692,650
Munson Healthcare Obligated Group, Series B, 5.00%, 7/01/39	1,625,000	1,795,836
Grand Valley State University Revenue,
General, 5.00%, 12/01/38	900,000	1,026,360
General, 5.00%, 12/01/43	1,800,000	2,030,472
General, Refunding, Series A, 5.00%, 12/01/32	4,295,000	4,881,912
Grandville Public School District GO,
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/29	750,000	848,243
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/30	1,000,000	1,128,570
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/31	1,150,000	1,294,383
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/32	1,165,000	1,309,157
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/34	1,315,000	1,469,841
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/35	1,225,000	1,367,774
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/37	2,915,000	3,247,776
School Building and Site, Series II, AGMC Insured, 5.00%, 5/01/40	6,215,000	6,913,442
Gull Lake CSD, GO, Counties of Kalamazoo Barry and Calhoun, School Building and Site, Series I, 5.00%, 5/01/48	5,000,000	5,614,600

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Holly Area School District GO,
County of Oakland, Refunding, 5.00%, 5/01/30	$1,045,000	$1,186,242
County of Oakland, Refunding, 5.00%, 5/01/32	1,040,000	1,172,995
Hudsonville Public Schools GO,
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/37	1,550,000	1,766,117
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/39	2,500,000	2,830,125
Counties of Ottawa and Allegan, Refunding, 5.00%, 5/01/41	2,500,000	2,816,050
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/26	10,000,000	10,407,300
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
Bronson Methodist Hospital, AGMC Insured, Pre-Refunded, 5.25%, 5/15/36	5,530,000	5,760,214
Bronson Methodist Hospital, Refunding, AGMC Insured, 5.25%, 5/15/36	4,470,000	4,614,828
Kelloggsville Public School District GO,
School Building and Site, AGMC Insured, 5.00%, 5/01/33	1,045,000	1,188,886
School Building and Site, AGMC Insured, 5.00%, 5/01/35	1,150,000	1,304,135
School Building and Site, AGMC Insured, 5.00%, 5/01/38	3,815,000	4,310,111
Kent County GO,
Capital Improvement, 5.00%, 6/01/32	1,305,000	1,516,632
Capital Improvement, 5.00%, 6/01/33	1,275,000	1,475,341
Kentwood Public Schools GO,
School Building and Site, 5.00%, 5/01/35	1,205,000	1,366,253
School Building and Site, 5.00%, 5/01/36	1,205,000	1,361,301
School Building and Site, 5.00%, 5/01/38	1,210,000	1,356,942
School Building and Site, 5.00%, 5/01/41	1,120,000	1,240,109
School Building and Site, 5.00%, 5/01/44	1,800,000	1,987,758
L’Anse Creuse Public Schools GO,
County of Macomb, Refunding, 5.00%, 5/01/28	5,230,000	6,033,799
County of Macomb, Refunding, 5.00%, 5/01/30	5,560,000	6,366,422
County of Macomb, Refunding, 5.00%, 5/01/32	5,890,000	6,708,180
County of Macomb, Refunding, 5.00%, 5/01/34	6,220,000	7,049,872
County of Macomb, Refunding, 5.00%, 5/01/35	2,840,000	3,210,308
Lansing Board of Water and Light Utility System Revenue, Series A, 5.50%, 7/01/41	10,000,000	10,794,100
Lansing Community College GO,
College Building and Site, Pre-Refunded, 5.00%, 5/01/32	2,310,000	2,545,643
College Building and Site, Refunding, 5.00%, 5/01/32	2,000,000	2,356,500
College Building and Site, Refunding, 5.00%, 5/01/32	690,000	754,674
Lansing School District GO,
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/37	1,490,000	1,679,036
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/39	2,125,000	2,385,057
Counties of Ingham, Eaton and Clinton, School Building and Site, Series I, 5.00%, 5/01/40	2,200,000	2,462,944
Lenawee County Hospital Finance Authority Hospital Revenue, ProMedica Healthcare Obligated Group,
Series B, Pre-Refunded, 6.00%, 11/15/35	5,000,000	5,557,300
Livonia Public Schools School District GO,
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/36	5,725,000	6,358,070
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/38	6,000,000	6,650,880
County of Wayne, School Building and Site, Series I, AGMC Insured, 5.00%, 5/01/43	16,850,000	18,642,503
Macomb Interceptor Drain Drainage District GO,
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/34	2,000,000	2,317,360
Drain, Limited Tax, Refunding, Series A, 5.00%, 5/01/42	7,500,000	8,488,500
Mason County CSD, GO, Counties of Mason, Lake and Oceana, Refunding, 5.00%, 5/01/26	1,100,000	1,284,877

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Mattawan Consolidated School GO,
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/30	$1,000,000	$1,145,040
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/31	1,915,000	2,183,349
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/32	1,110,000	1,261,482
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/34	2,325,000	2,628,157
Counties of Van Buren and Kalamazoo, School Building and Site, Series I, 5.00%, 5/01/39	3,375,000	3,774,397
Meridian Public Schools GO,
County of Midland, Refunding, 5.00%, 5/01/27	735,000	854,379
County of Midland, Refunding, 5.00%, 5/01/29	775,000	894,590
County of Midland, Refunding, 5.00%, 5/01/31	1,130,000	1,289,036
Michigan Finance Authority Revenue,
Clean Water Revolving Fund, Refunding, Series B, 4.00%, 10/01/30	2,750,000	3,038,695
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/38	8,055,000	9,493,865
Clean Water Revolving Fund, Refunding, Series B, 5.00%, 10/01/39	6,000,000	7,047,000
Higher Education Facilities, Limited Obligation, Kalamazoo College Project, Refunding, 4.00%, 12/01/47	2,610,000	2,664,967
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/30	4,930,000	5,652,837
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/32	2,725,000	3,072,710
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/37	4,235,000	4,650,411
Hospital, Henry Ford Health System, Refunding, 5.00%, 11/15/41	25,045,000	27,222,913
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/28	5,585,000	6,233,921
Hospital, Oakwood Obligated Group, Refunding, 5.00%, 8/15/29	5,865,000	6,528,566
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/32	10,005,000	10,971,183
Hospital, Oakwood Obligated Group, Refunding, AGMC Insured, 5.00%, 11/01/42	12,000,000	13,057,320
Hospital, Sparrow Obligated Group, AGMC Insured, 5.00%, 11/15/42	8,000,000	8,588,640
Hospital, Trinity Health Credit Group, Refunding, Series A, 5.00%, 12/01/42	3,500,000	3,939,985
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/45	20,000,000	22,019,400
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/28	3,000,000	3,344,160
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/29	3,000,000	3,344,160
State Revolving Fund, Clean Water, Pre-Refunded, 5.00%, 10/01/32	2,000,000	2,229,440
Michigan Hospital Finance Authority Revenue,
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/32	5,000,000	5,328,000
Ascension Health Credit Group, Series B-3, 4.00%, 11/15/33	5,370,000	5,699,825
Ascension Health Senior Credit Group, Refunding, Series F-7, 5.00%, 11/15/46	5,000,000	5,549,500
Ascension Health Senior Credit Group, Refunding, Series F-8, 5.00%, 11/15/47	10,000,000	11,097,300
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/26	2,065,000	2,257,252
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/27	2,285,000	2,493,986
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/28	2,615,000	2,850,716
McLaren Healthcare, Refunding, Series A, 5.00%, 6/01/35	2,250,000	2,432,227
MidMichigan Obligated Group, Series A, Pre-Refunded, 6.125%, 6/01/39	5,000,000	5,054,900
Trinity Health Credit Group, Series B, 5.00%, 12/01/48	20,000,000	21,297,600
Michigan State Building Authority Revenue,
Facilities Program, Refunding, Series I, 5.00%, 4/15/41	13,000,000	14,594,450
Facilities Program, Refunding, Series I, 5.00%, 10/15/46	9,910,000	11,017,740
Facilities Program, Refunding, Series I, 5.00%, 10/15/51	1,000,000	1,106,770
Facilities Program, Refunding, Series I-A, 5.00%, 10/15/33	5,000,000	5,590,250
Facilities Program, Refunding, Series I-A, 5.50%, 10/15/45	2,000,000	2,168,860
Facilities Program, Refunding, Series I-A, 5.25%, 10/15/47	5,000,000	5,586,550

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan State Strategic Fund Limited Obligation Revenue,
The Detroit Edison Co. Pollution Control Bonds Project, Refunding, Collateralized, Series BB, AMBAC Insured, 7.00%, 5/01/21	$3,000,000	$3,304,800
I-75 Improvement Project, 5.00%, 12/31/43	7,000,000	7,681,380
Michigan State Technological University Revenue, Board of Control, General, Refunding, Series A, 5.00%, 10/01/45	2,400,000	2,730,192
Michigan State University Revenue,
Board of Trustees, General, Refunding, Series C, 5.00%, 2/15/44	14,630,000	15,021,499
Board of Trustees, General, Series A, 5.00%, 8/15/40	8,500,000	9,652,515
Muskegon County GO,
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/33	1,360,000	1,565,822
Waste Water Management System No. 1, Refunding, 5.00%, 11/01/36	1,735,000	1,988,414
Northview Public Schools District GO, School Building and Site, 5.00%, 5/01/41	3,000,000	3,100,980
Oakland Schools Intermediate School District GO,
Refunding, 5.00%, 5/01/35	1,500,000	1,710,090
Refunding, 5.00%, 5/01/36	1,005,000	1,142,997
Oakland University Board of Trustees Revenue,
General, 5.00%, 3/01/47	7,230,000	7,901,956
General, Refunding, 5.00%, 3/01/27	1,000,000	1,131,630
General, Refunding, 5.00%, 3/01/30	1,010,000	1,132,786
General, Refunding, 5.00%, 3/01/31	1,260,000	1,411,288
General, Refunding, 5.00%, 3/01/32	1,000,000	1,118,570
General, Refunding, 5.00%, 3/01/33	1,285,000	1,435,448
General, Refunding, 5.00%, 3/01/34	1,000,000	1,114,590
General, Refunding, 5.00%, 3/01/39	3,000,000	3,317,100
Rochester Community School District GO,
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/32	5,575,000	6,412,532
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/35	6,450,000	7,335,456
Counties of Oakland and Macomb, School Building and Site, Series I, 5.00%, 5/01/36	2,800,000	3,174,780
Roseville Community Schools District GO,
County of Macomb, Refunding, 5.00%, 5/01/26	1,400,000	1,635,298
County of Macomb, Refunding, 5.00%, 5/01/27	1,370,000	1,592,515
County of Macomb, Refunding, 5.00%, 5/01/28	3,040,000	3,516,672
County of Macomb, Refunding, 5.00%, 5/01/29	3,300,000	3,803,085
County of Macomb, Refunding, 5.00%, 5/01/30	1,620,000	1,854,965
County of Macomb, Refunding, 5.00%, 5/01/31	1,585,000	1,806,139
Royal Oak Hospital Finance Authority Hospital Revenue,
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/27	3,350,000	3,775,617
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/28	2,500,000	2,803,450
William Beaumont Hospital Obligated Group, Refunding, Series D, 5.00%, 9/01/39	17,500,000	18,929,225
Saginaw Valley State University Revenue,
General, Refunding, Series A, 5.00%, 7/01/30	1,750,000	2,009,788
General, Refunding, Series A, 5.00%, 7/01/31	2,170,000	2,477,380
General, Refunding, Series A, 5.00%, 7/01/33	1,240,000	1,402,862
Saline Area Schools GO,
County of Washtenaw, School Building and Site, 5.00%, 5/01/34	2,750,000	3,128,482
County of Washtenaw, School Building and Site, 5.00%, 5/01/36	2,950,000	3,336,715
South Haven Public Schools GO,
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/33	350,000	398,832
School Building and Site, Series B, AGMC Insured, 5.00%, 5/01/35	1,575,000	1,789,940
Sparta Area Schools GO, School Building and Site, Counties of Kent and Ottawa, Series II, 5.00%, 5/01/48	5,750,000	6,428,040

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Trenton Public Schools GO,
County of Wayne, School Building and Site, 5.00%, 5/01/42	$4,920,000	$5,570,227
County of Wayne, School Building and Site, 5.00%, 5/01/45	11,480,000	12,939,108
University of Michigan Revenue,
Regents, General, Refunding, 5.00%, 4/01/46	2,000,000	2,254,780
Regents, General, Refunding, Series A, 5.00%, 4/01/37	2,700,000	3,134,754
Regents, General, Refunding, Series A, 5.00%, 4/01/42	26,635,000	30,486,687
Regents, General, Refunding, Series A, 5.00%, 4/01/47	5,000,000	5,711,800
Warren Consolidated Schools District GO, Counties of Macomb and Oakland, School Building and Site, 5.00%, 5/01/32	2,500,000	2,688,900
Wayne County Airport Authority Revenue, Airport, Detroit Metropolitan Wayne County Airport, Series A, 5.00%, 12/01/43	7,750,000	8,783,462
Wayne State University Revenue,
General, Refunding, Series A, 5.00%, 11/15/31	1,860,000	2,124,659
General, Refunding, Series A, 5.00%, 11/15/33	1,500,000	1,710,000
General, Series A, 5.00%, 11/15/43	4,500,000	5,062,410
General, Series A, 4.00%, 11/15/48	10,000,000	10,233,600
Western Michigan University Revenue,
General, Refunding, Series A, 5.00%, 11/15/26	1,500,000	1,742,010
General, Refunding, Series A, 5.00%, 11/15/27	2,160,000	2,500,373
General, Refunding, Series A, 5.00%, 11/15/28	1,635,000	1,886,496
General, Refunding, Series A, 5.00%, 11/15/29	2,000,000	2,301,420
General, Refunding, Series A, 5.00%, 11/15/30	2,500,000	2,867,450
General, Refunding, Series A, 5.00%, 11/15/40	1,560,000	1,765,312
General, Refunding, Series A, 5.00%, 11/15/45	2,000,000	2,257,120
Zeeland Public Schools GO,
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/31	1,530,000	1,748,147
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/33	2,000,000	2,275,380
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/34	2,000,000	2,270,500
School Building and Site, Series A, AGMC Insured, 5.00%, 5/01/35	2,000,000	2,266,840

Total Municipal Bonds before Short Term Investments (Cost $845,611,289)		873,156,452

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Michigan Tax-Free Income Fund (continued)

	Principal Amount	Value
Short Term Investments 2.2%

Municipal Bonds 2.2%
Michigan 2.2%
[a] Michigan State Strategic Fund Limited Obligation Revenue, Henry Ford Museum and Greenfield Village Project, LOC Comerica Bank, Daily VRDN and Put, 1.73%, 12/01/33	$2,000,000	$2,000,000
[a] University of Michigan Revenue,
Regents, General, Series A, SPA Wells Fargo Bank, Daily VRDN and Put, 1.59%, 4/01/38	17,800,000	17,800,000
Regents, General, Series D-1, Daily VRDN and Put, 1.57%, 12/01/24	600,000	600,000

Total Short Term Investments (Cost $20,400,000)		20,400,000

Total Investments (Cost $866,011,289) 98.4%		893,556,452
Other Assets, less Liabilities 1.6%		14,181,249

Net Assets 100.0%.		$907,737,701

See Abbreviations on page 171.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

100	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Minnesota Tax-Free Income Fund

Year Ended February 28, 2019[a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.97

Income from investment operations[b]:
Net investment income[c]	0.16
Net realized and unrealized gains (losses)	0.13

Total from investment operations	0.29

Less distributions from net investment income	(0.16)

Net asset value, end of year	$12.10

Total return[d]	2.45%

Ratios to average net assets[e]
Expenses[f]	0.83%
Net investment income	2.81%

Supplemental data
Net assets, end of year (000’s)	$39,129
Portfolio turnover rate	13.97%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015
Class A1
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.07		$12.27	$12.63	$12.69	$12.39

Income from investment operations[b]:
Net investment income[c]	0.35		0.35	0.37	0.40	0.41
Net realized and unrealized gains (losses)	0.02		(0.20)	(0.35)	(0.06)	0.30

Total from investment operations	0.37		0.15	0.02	0.34	0.71

Less distributions from net investment income	(0.35)		(0.35)	(0.38)	(0.40)	(0.41)

Net asset value, end of year	$12.09		$12.07	$12.27	$12.63	$12.69

Total return[d]	3.16%		1.23%	0.11%	2.71%	5.78%

Ratios to average net assets
Expenses	0.68%	[e]	0.66%	0.65%	0.64%	0.65%
Net investment income	2.96%		2.87%	2.99%	3.16%	3.23%

Supplemental data
Net assets, end of year (000’s)	$588,878		$657,415	$695,040	$731,215	$719,848
Portfolio turnover rate	13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

102	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.21		$12.40	$12.76	$12.82	$12.51

Income from investment operations[b]:
Net investment income[c]	0.29		0.29	0.31	0.33	0.34
Net realized and unrealized gains (losses)	0.02		(0.20)	(0.37)	(0.06)	0.31

Total from investment operations	0.31		0.09	(0.06)	0.27	0.65

Less distributions from net investment income	(0.29)		(0.28)	(0.30)	(0.33)	(0.34)

Net asset value, end of year	$12.23		$12.21	$12.40	$12.76	$12.82

Total return[d]	2.56%		0.74%	(0.45)%	2.12%	5.23%

Ratios to average net assets
Expenses	1.23%	[e]	1.21%	1.20%	1.19%	1.20%
Net investment income	2.41%		2.32%	2.44%	2.61%	2.68%

Supplemental data
Net assets, end of year (000’s)	$148,269		$203,925	$223,444	$217,904	$211,768
Portfolio turnover rate	13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.09	$12.40

Income from investment operations[b]:
Net investment income[c]	0.37	0.22
Net realized and unrealized gains (losses)	0.02	(0.32)

Total from investment operations	0.39	(0.10)

Less distributions from net investment income	(0.37)	(0.21)

Net asset value, end of year	$12.11	$12.09

Total return[d]	3.30%	(0.80)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.56%	0.54%
Expenses net of waiver and payments by affiliates	0.53%[f]	0.51%
Net investment income	3.11%	3.02%

Supplemental data
Net assets, end of year (000’s)	$7,177	$8,342
Portfolio turnover rate	13.97%	13.77%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

104	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.09		$12.28	$12.64	$12.70	$12.40

Income from investment operations[b]:
Net investment income[c]	0.37		0.37	0.39	0.41	0.42
Net realized and unrealized gains (losses)	0.02		(0.19)	(0.36)	(0.06)	0.30

Total from investment operations	0.39		0.18	0.03	0.35	0.72

Less distributions from net investment income	(0.37)		(0.37)	(0.39)	(0.41)	(0.42)

Net asset value, end of year	$12.11		$12.09	$12.28	$12.64	$12.70

Total return	3.26%		1.41%	0.20%	2.81%	5.88%

Ratios to average net assets
Expenses	0.58%	[d]	0.56%	0.55%	0.54%	0.55%
Net investment income	3.06%		2.97%	3.09%	3.26%	3.33%

Supplemental data
Net assets, end of year (000’s)	$156,683		$160,199	$169,533	$121,685	$123,174
Portfolio turnover rate	13.97%		13.77%	13.80%	8.61%	6.53%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	105

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Minnesota Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.0%
Minnesota 99.0%
Alexandria ISD No. 206 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/37	$29,905,000	$28,301,793
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 5.00%, 2/01/37	11,700,000	12,347,010
Anoka-Hennepin ISD No. 11 GO,
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.25%, 2/01/37	5,355,000	5,246,347
Anoka, School Building, Minnesota School District Credit Enhancement Program, Series A, 3.375%, 2/01/43	6,020,000	5,807,735
Anoka and Hennepin Counties, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20	5,870,000	6,053,496
Bemidji GO, Sales Tax, Pre-Refunded, 5.25%, 2/01/38	12,055,000	12,871,485
Big Lake ISD No. 727 GO,
Refunding, Series B, 5.00%, 2/01/23	2,990,000	3,272,166
Refunding, Series B, 5.00%, 2/01/24	3,000,000	3,280,440
Refunding, Series B, 5.00%, 2/01/25	1,225,000	1,337,320
Brainerd ISD No. 181 GO,
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/32	3,065,000	3,334,781
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/39	10,600,000	11,120,142
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series A, 4.00%, 2/01/42	1,900,000	1,981,472
Brainerd Public Schools, Crow Wing Cass and Morrison Counties, Minnesota School District Credit Enhancement Program, School Building, Refunding, Series C, 5.00%, 2/01/28	3,735,000	4,429,635
Cambridge ISD No. 911 GO,
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/27	3,410,000	3,501,593
Cambridge Isanti Public Schools, School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 3.00%, 2/01/30	5,585,000	5,628,731
Central Municipal Power Agency Revenue,
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/32	1,150,000	1,237,768
Brookings, South East Twin Cities Transmission Project, 5.00%, 1/01/42	1,615,000	1,718,731
Circle Pines ISD No. 12 GO,
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/32	1,450,000	923,027
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/34	1,600,000	925,040
School Building, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/35	350,000	193,004
Cloquet Public Schools ISD No. 94 GO, School Building, Series B, 5.00%, 2/01/32	3,615,000	4,185,266
Dakota County CDA, SFMR, MBS Program, Series A, GNMA Secured, 4.875%, 12/01/33	850,000	870,213
Duluth EDA Health Care Facilities Revenue,
Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/53	15,900,000	17,650,431
Essentia Health Obligated Group, Refunding, Series A, 5.25%, 2/15/58	13,035,000	14,427,399
Duluth ISD No. 709 COP,
Refunding, Series A, 5.00%, 2/01/25	1,015,000	1,147,427
Refunding, Series A, 5.00%, 2/01/26	2,740,000	3,141,958
Refunding, Series A, 4.00%, 2/01/27	3,750,000	4,034,775
Refunding, Series A, 4.00%, 2/01/28	1,500,000	1,606,080

106	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Duluth ISD No. 709 GO,
Refunding, Series B, 4.00%, 2/01/25	$3,450,000	$3,777,647
Refunding, Series B, 2.50%, 2/01/26	2,840,000	2,871,041
Elk River ISD No. 728 GO, School Building, Elk River Area Schools, Series A, 4.00%, 2/01/32	6,130,000	6,498,719
Farmington ISD No. 192 GO, School Building, Series A, 4.00%, 2/01/28	3,830,000	4,219,396
Fridley ISD No. 14 GO, School Building, Fridley Public Schools, Anoka County, Series A, 4.00%, 2/01/29	2,220,000	2,434,496
Fridley MFHR, Village Green Apartments Project, 3.75%, 11/01/34	10,000,000	10,303,800
Hastings ISD No. 200 GO,
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/38	4,685,000	2,380,636
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/39	4,685,000	2,276,207
Hastings Public Schools, Minnesota School District Credit Enhancement Program, Capital Appreciation, Series A, zero cpn., 2/01/40	4,685,000	2,175,480
Hennepin County Regional Railroad Authority GO,
Refunding, Series A, 4.00%, 12/01/27	2,475,000	2,512,868
Refunding, Series A, 4.00%, 12/01/28	1,590,000	1,613,373
Hermantown ISD No. 700 GO, School Building, Series A, 4.00%, 2/01/29	2,310,000	2,482,372
Jackson County GO, Capital Improvement Plan, Series A, 3.125%, 2/01/38	3,000,000	2,864,130
Jordan ISD No. 717 GO,
School Building, Refunding, Series A, 5.00%, 2/01/32	1,605,000	1,788,323
School Building, Series A, 5.00%, 2/01/31	1,460,000	1,627,345
School Building, Series A, 5.00%, 2/01/33	1,700,000	1,894,174
School Building, Series A, 5.00%, 2/01/34	1,805,000	2,011,889
School Building, Series A, 5.00%, 2/01/35	1,000,000	1,114,220
School Building, Series A, Pre-Refunded, 5.00%, 2/01/32	395,000	439,959
Lakeville GO, Refunding, Series B, 3.00%, 2/01/30	4,690,000	4,726,723
Lakeville ISD No. 194 GO, Alternative Facilities, Series B, 3.00%, 2/01/25	3,560,000	3,668,936
Metropolitan Council Minneapolis St. Paul Metropolitan Area GO, Wastewater Revenue, Refunding, Series C, 3.00%, 3/01/30	3,305,000	3,391,855
Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and Clinics, Series A-1, AGMC Insured, 5.00%, 8/15/34	1,000,000	1,040,000
Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A, 5.00%, 11/15/26	2,000,000	2,405,560
Allina Health System, Refunding, Series A, 5.00%, 11/15/27	2,000,000	2,408,220
Minneapolis GO,
Capital Improvement, Green Bonds, 4.00%, 12/01/43	5,000,000	5,250,700
Capital Improvement, Green Bonds, 4.00%, 12/01/46	3,500,000	3,666,740
Minneapolis Health Care System Revenue,
Fairview Health Services, Refunding, Series A, 5.00%, 11/15/44	10,000,000	10,908,600
Fairview Health Services, Series A, 5.00%, 11/15/49	6,000,000	6,638,040
Minneapolis Special School District No. 1 GO, Long-Term Facilities Maintenance, Series B, 5.00%, 2/01/30	2,590,000	3,153,170
Minneapolis-St. Paul Metropolitan Airports Commission Revenue,
Airport, senior bond, Refunding, Series A, 5.00%, 1/01/35	9,295,000	9,525,609
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/34	2,870,000	3,328,253
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/35	4,025,000	4,650,646
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/41	19,655,000	22,254,177
Airport, senior bond, Refunding, Series C, 5.00%, 1/01/46	15,500,000	17,457,185
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/27	1,500,000	1,625,925
Airport, sub. bond, Refunding, Series B, 5.00%, 1/01/28	2,250,000	2,435,018

franklintempleton.com	Annual Report	107

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities, Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/30	$14,600,000	$14,968,504
Minnesota Public Facilities Authority State Revenue,
Revolving Fund, Refunding, Series A, 5.00%, 3/01/24	17,010,000	19,719,863
Revolving Fund, Series C, Pre-Refunded, 5.00%, 3/01/26	16,530,000	17,087,392
Minnesota State 911 Revenue,
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/22	1,000,000	1,007,210
Public Safety Radio Communications System Project, Assured Guaranty, Pre-Refunded, 4.50%, 6/01/24	3,745,000	3,772,001
Minnesota State Colleges and Universities Revenue,
Board of Trustees, Fund, Refunding, Series A, 5.00%, 10/01/22	1,410,000	1,569,993
Board of Trustees, Fund, Series A, 5.00%, 10/01/28	2,135,000	2,298,349
Board of Trustees, Fund, Series A, 4.625%, 10/01/29	6,615,000	6,724,346
Minnesota State COP, Legislative Office Facility Project, 5.00%, 6/01/36	3,615,000	4,063,947
Minnesota State General Fund Revenue,
Appropriation, Refunding, Series A, 4.00%, 3/01/26	3,000,000	3,199,860
Appropriation, Refunding, Series A, 3.00%, 3/01/30	5,000,000	5,050,500
Appropriation, Series A, 5.00%, 6/01/38	8,500,000	9,379,155
Minnesota State GO,
Various Purpose, Refunding, Series F, 4.00%, 10/01/25	15,000,000	16,434,750
Various Purpose, Series A, 5.00%, 8/01/28	4,215,000	5,070,097
Various Purpose, Series A, 5.00%, 8/01/31	5,000,000	6,098,650
Various Purpose, Series A, Pre-Refunded, 4.25%, 12/01/27	5,000,000	5,097,200
Various Purpose, Series A, Pre-Refunded, 4.50%, 12/01/28	15,540,000	15,870,536
Various Purpose, Series H, 5.00%, 11/01/27	325,000	332,179
Various Purpose, Series H, Pre-Refunded, 5.00%, 11/01/27	2,175,000	2,223,198
Minnesota State HFA Homeownership Finance Revenue,
MBS Program, Series E, GNMA Secured, 4.45%, 7/01/31	2,385,000	2,462,369
MBS Program, Series G, GNMA Secured, 4.00%, 7/01/26	1,295,000	1,343,472
MBS Program, Series G, GNMA Secured, 4.40%, 7/01/32	2,190,000	2,232,420
Minnesota State HFAR,
Nonprofit Housing State Appropriation, 4.00%, 8/01/29	3,675,000	3,697,748
Nonprofit Housing State Appropriation, 5.00%, 8/01/31	2,225,000	2,388,360
Residential Housing Finance, Series E, 4.90%, 7/01/29	5,025,000	5,057,160
Residential Housing Finance, Series E, 5.10%, 1/01/40	4,750,000	4,774,415
Minnesota State Higher Education Facilities Authority Revenue,
Carleton College, Refunding, 4.00%, 3/01/47	3,575,000	3,698,588
Carleton College, Series 7-D, Pre-Refunded, 5.00%, 3/01/40	4,000,000	4,000,000
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/33	1,500,000	1,612,005
College of St. Olaf, Refunding, Series 8-N, 4.00%, 10/01/35	500,000	533,330
Macalester College, Refunding, 3.00%, 3/01/33	3,010,000	2,952,840
Macalester College, Refunding, 4.00%, 3/01/42	900,000	933,057
Macalester College, Series 7-I, Pre-Refunded, 5.00%, 6/01/35	5,000,000	5,209,950
University of St. Thomas, Refunding, Series 8-L, 5.00%, 4/01/35	1,250,000	1,417,663
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/36	750,000	790,590
University of St. Thomas, Refunding, Series A, 4.00%, 10/01/37	750,000	787,410
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/29	5,420,000	5,525,636
University of St. Thomas, Series 7-A, Pre-Refunded, 5.00%, 10/01/39	4,485,000	4,571,112
University of St. Thomas, Series 8-L, 4.00%, 4/01/31	4,200,000	4,522,392

108	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Minnesota State Municipal Power Agency Electric Revenue,
4.00%, 10/01/41	$4,680,000	$4,870,102
5.00%, 10/01/47	4,650,000	5,216,463
Refunding, Series A, 4.00%, 10/01/31	1,265,000	1,336,093
Refunding, Series A, 4.00%, 10/01/32	1,200,000	1,262,796
Refunding, Series A, 4.00%, 10/01/33	1,000,000	1,045,480
Refunding, Series A, 5.00%, 10/01/34	1,000,000	1,127,540
Refunding, Series A, 5.00%, 10/01/35	1,005,000	1,131,680
Series A, 5.25%, 10/01/35	12,000,000	12,632,520
New Prague ISD No. 721 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/22	3,090,000	3,222,685
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/23	3,045,000	3,174,017
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/24	3,245,000	3,375,644
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series A, 4.00%, 2/01/25	2,000,000	2,075,160
Northern Municipal Power Agency Electric System Revenue,
Refunding, 5.00%, 1/01/41	800,000	892,240
Series A, 5.00%, 1/01/30	1,190,000	1,303,371
Prior Lake ISD No. 719 GO,
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/27	10,545,000	8,702,050
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/28	13,055,000	10,413,321
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/30	9,010,000	6,618,566
Capital Appreciation, School Building, Minnesota School District Credit Enhancement Program, Series B, zero cpn., 2/01/31	5,310,000	3,719,018
Ramsey GO,
Capital Improvement Plan, Refunding, Series A, 3.00%, 12/15/28	1,105,000	1,125,807
Capital Improvement Plan, Refunding, Series A, 3.375%, 12/15/31	1,215,000	1,234,671
Rochester Electricity Utility Revenue,
Refunding, Series A, 5.00%, 12/01/42	2,000,000	2,258,040
Refunding, Series A, 5.00%, 12/01/47	9,210,000	10,372,394
Series B, 5.00%, 12/01/43	1,000,000	1,115,060
Rochester Health Care Facilities Revenue,
Mayo Clinic, 4.00%, 11/15/48	6,000,000	6,224,160
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/33	4,425,000	5,644,972
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/34	10,235,000	13,050,341
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/35	5,000,000	6,369,150
Mayo Clinic, Refunding, Series B, 5.00%, 11/15/36	4,200,000	5,340,888
Mayo Clinic, Series D, 5.00%, 11/15/38	5,000,000	5,158,150
Mayo Clinic, Series E, 5.00%, 11/15/38	20,000,000	20,632,600
Rosemount ISD No. 196 GO, School Building, Refunding, Series C, 4.00%, 2/01/21	1,365,000	1,426,316
Roseville ISD No. 623 GO,
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 4.00%, 2/01/34	9,535,000	10,163,261
Ramsey County, School Building, Minnesota School District Credit Enhancement Program, Series A, 5.00%, 2/01/30	3,700,000	4,337,399

franklintempleton.com	Annual Report	109

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STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Minnesota (continued)
Sartell ISD No. 748 GO,
Capital Appreciation, School Building, Series B, zero cpn., 2/01/36	$3,000,000	$1,644,150
Capital Appreciation, School Building, Series B, zero cpn., 2/01/37	2,820,000	1,472,350
Capital Appreciation, School Building, Series B, zero cpn., 2/01/38	5,220,000	2,603,527
Capital Appreciation, School Building, Series B, zero cpn., 2/01/39	3,020,000	1,435,768
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/20	14,035,000	13,826,721
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/23	4,000,000	3,701,400
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/26	5,395,000	4,597,943
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/01/27	6,600,000	5,419,656
Refunding, Series A, 5.00%, 1/01/46	9,345,000	10,395,845
Series A, 5.00%, 1/01/42	1,315,000	1,498,416
St. Cloud Health Care Revenue,
CentraCare Health System, Refunding, Series A, 5.125%, 5/01/30	750,000	777,630
CentraCare Health System, Refunding, Series A, 4.00%, 5/01/37	12,310,000	12,858,534
CentraCare Health System, Refunding, Series A, 5.00%, 5/01/46	4,650,000	5,072,778
CentraCare Health System, Series A, Pre-Refunded, 5.125%, 5/01/30	9,250,000	9,614,912
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.375%, 5/01/31	1,000,000	1,005,960
CentraCare Health System Project, Series D, Assured Guaranty, Pre-Refunded, 5.50%, 5/01/39	27,400,000	27,568,784
St. Cloud Public Schools ISD No. 742 COP, 4.00%, 2/01/38	1,000,000	1,016,670
St. Cloud Public Schools ISD No. 742 GO,
Series A, 4.00%, 2/01/28	2,080,000	2,284,630
Series B, 4.00%, 2/01/30	4,060,000	4,442,005
Series B, 4.00%, 2/01/36	2,500,000	2,643,900
Series B, 4.00%, 2/01/37	2,250,000	2,368,980
St. Francis ISD No. 15 GO,
School Building, Series A, 4.00%, 2/01/37	1,025,000	1,057,462
School Building, Series A, 3.50%, 2/01/41	6,350,000	6,295,072
St. Michael Albertville ISD No. 885 GO, Refunding, Series A, 4.25%, 2/01/32	10,295,000	10,778,865
St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series A-1, 5.25%, 11/15/29	2,440,000	2,502,318
Allina Health System, Series A-1, Pre-Refunded, 5.25%, 11/15/29	2,560,000	2,623,565
St. Paul ISD No. 625 GO,
School Building, Minnesota School District Credit Enhancement Program, Refunding, Series B, 5.00%, 2/01/24	2,925,000	3,287,261
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/30	1,385,000	1,392,202
School Building, Minnesota School District Credit Enhancement Program, Series A, 3.00%, 2/01/31	1,195,000	1,197,342
St. Paul Sales Tax Revenue,
Series G, 5.00%, 11/01/31	1,000,000	1,133,010
Series G, 5.00%, 11/01/32	1,000,000	1,135,690
University of Minnesota GO,
Series A, 5.00%, 4/01/41	5,000,000	5,663,000
Series A, 5.00%, 9/01/42	4,410,000	5,058,314
Series A, Pre-Refunded, 5.25%, 4/01/29	1,000,000	1,002,820
Series A, Pre-Refunded, 5.125%, 4/01/34	1,000,000	1,002,720
Series B, 5.00%, 1/01/38	4,500,000	5,007,960
University of Minnesota Revenue,
Refunding, Series B, 5.00%, 12/01/30	5,575,000	6,757,011
Special Purpose, State Supported Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	5,000,000	5,346,300
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/25	5,000,000	5,950,150

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Minnesota Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
University of Minnesota Revenue, (continued)
Special Purpose, State Supported Stadium Debt, Refunding, Series A, 5.00%, 8/01/28	$7,225,000	$8,497,684
Waterville-Elysian-Morristown ISD No. 2143 GO, School Building, Series A, 3.00%, 2/01/32	1,995,000	1,992,107
West St. Paul-Mendota Heights-Eagan ISD No. 197 GO, Dakota County, School Building, Minnesota School
District Credit Enhancement Program, Series A, 4.00%, 2/01/34	2,655,000	2,862,860
Western Minnesota Municipal Power Agency Revenue,
Refunding, Series A, 5.00%, 1/01/24	5,000,000	5,569,400
Refunding, Series A, 5.00%, 1/01/25	3,370,000	3,753,776
Refunding, Series A, 5.00%, 1/01/29	1,200,000	1,334,304
Refunding, Series A, 5.00%, 1/01/35	3,000,000	3,422,160
Refunding, Series A, 5.00%, 1/01/36	2,035,000	2,312,147
Series A, 5.00%, 1/01/40	8,075,000	8,932,323
Series A, 5.00%, 1/01/46	11,870,000	13,090,592
Series A, 5.00%, 1/01/49	5,000,000	5,741,400
Willmar GO, Rice Memorial Hospital Project, Refunding, Series A, 3.00%, 2/01/29	500,000	504,720

Total Municipal Bonds before Short Term Investments (Cost $908,378,529)		930,901,993

Short Term Investments 0.3%

Municipal Bonds 0.3%
Minnesota 0.3%
[a] Minneapolis and St. Paul Housing and RDA Health Care Facilities Revenue, Children’s Hospitals and
Clinics of Minnesota, Tranche II, Series A, AGMC Insured, SPA US Bank National Association, Daily
VRDN and Put, 1.55%, 8/15/37	1,200,000	1,200,000
[a] Minneapolis and St. Paul Housing and RDA Health Care System Revenue, Allina Health System,
Refunding, Series B-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 1.71%, 11/15/35	100,000	100,000
[a] Minnesota State Higher Education Facilities Authority Revenue, St. Paul Concordia University, Series Six-Q,
LOC US Bank National Association, Daily VRDN and Put, 1.71%, 4/01/37	1,000,000	1,000,000

Total Short Term Investments (Cost $2,300,000)		2,300,000

Total Investments (Cost $910,678,529) 99.3%		933,201,993
Other Assets, less Liabilities 0.7%		6,932,806

Net Assets 100.0%.		$940,134,799

See Abbreviations on page 171.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Ohio Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.38

Income from investment operations[b]:
Net investment income[c]	0.17
Net realized and unrealized gains (losses)	0.11

Total from investment operations	0.28

Less distributions from net investment income	(0.17)

Net asset value, end of year	$12.49

Total return[d]	2.30%

Ratios to average net assets[e]
Expenses[f]	0.80%
Net investment income	2.88%

Supplemental data
Net assets, end of year (000’s)	$75,132
Portfolio turnover rate	13.09%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019		2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.46		$12.56	$12.90	$12.91	$12.44

Income from investment operations[b]:
Net investment income[c]	0.38		0.38	0.41	0.44	0.46
Net realized and unrealized gains (losses)	0.03		(0.10)	(0.34)	(0.01)	0.49

Total from investment operations	0.41		0.28	0.07	0.43	0.95

Less distributions from net investment income	(0.38)		(0.38)	(0.41)	(0.44)	(0.48)

Net asset value, end of year	$12.49		$12.46	$12.56	$12.90	$12.91

Total return[d]	3.34%		2.26%	0.52%	3.43%	7.76%

Ratios to average net assets
Expenses	0.65%	[e]	0.64%	0.63%	0.63%	0.63%
Net investment income	3.03%		3.02%	3.17%	3.41%	3.65%

Supplemental data
Net assets, end of year (000’s)	$985,590		$1,090,194	$1,120,704	$1,186,318	$1,160,630
Portfolio turnover rate	13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Class C
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.63		$12.72	$13.06	$13.07	$12.58

Income from investment operations[b]:
Net investment income[c]	0.31		0.32	0.34	0.37	0.40
Net realized and unrealized gains (losses)	0.03		(0.10)	(0.34)	(0.01)	0.50

Total from investment operations	0.34		0.22	—	0.36	0.90

Less distributions from net investment income	(0.31)		(0.31)	(0.34)	(0.37)	(0.41)

Net asset value, end of year	$12.66		$12.63	$12.72	$13.06	$13.07

Total return[d]	2.72%		1.75%	(0.05)%	2.82%	7.25%

Ratios to average net assets
Expenses	1.20%	[e]	1.19%	1.18%	1.18%	1.18%
Net investment income	2.48%		2.47%	2.62%	2.86%	3.10%

Supplemental data
Net assets, end of year (000’s)	$215,045		$308,088	$330,566	$322,560	$312,055
Portfolio turnover rate	13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

114	Annual Report |	The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,

	2019	2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.47	$12.73

Income from investment operations[b]:

Net investment income[c]	0.39	0.23
Net realized and unrealized gains (losses)	0.03	(0.26)

Total from investment operations	0.42	(0.03)

Less distributions from net investment income	(0.39)	(0.23)

Net asset value, end of year	$12.50	$12.47

Total return[d]	3.47%	(0.24)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%	0.52%
Expenses net of waiver and payments by affiliates	0.51%[f]	0.50%
Net investment income	3.17%	3.16%

Supplemental data
Net assets, end of year (000’s)	$6,942	$7,847
Portfolio turnover rate	13.09%	15.46%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Ohio Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.47		$12.57	$12.91	$12.92	$12.44

Income from investment operations[b]:
Net investment income[c]	0.39		0.40	0.42	0.45	0.48
Net realized and unrealized gains (losses)	0.03		(0.10)	(0.34)	(0.01)	0.49

Total from investment operations	0.42		0.30	0.08	0.44	0.97

Less distributions from net investment income	(0.39)		(0.40)	(0.42)	(0.45)	(0.49)

Net asset value, end of year	$12.50		$12.47	$12.57	$12.91	$12.92

Total return	3.43%		2.36%	0.62%	3.53%	7.95%

Ratios to average net assets
Expenses	0.55%	[d]	0.54%	0.53%	0.53%	0.53%
Net investment income	3.13%		3.12%	3.27%	3.51%	3.75%

Supplemental data
Net assets, end of year (000’s)	$179,427		$170,329	$143,603	$80,279	$73,386
Portfolio turnover rate	13.09%		15.46%	14.17%	6.53%	13.88%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

116	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN  TAX-FREE  TRUST

Statement of Investments, February 28, 2019

Franklin Ohio Tax-Free Income Fund

	Principal Amount	Value

Municipal Bonds 99.8%
Ohio 99.8%
Akron Income Tax Revenue,
Community Learning Centers, Pre-Refunded, 5.00%, 12/01/33	$4,250,000	$4,700,330
Community Learning Centers, Series A, Pre-Refunded, 4.50%, 12/01/33	10,000,000	10,358,700
Akron Waterworks System Mortgage Revenue, Improvement and Refunding, Assured Guaranty, 5.00%, 3/01/34	1,000,000	1,002,230
Allen County Hospital Facilities Revenue,
Catholic Healthcare Partners, Series A, Pre-Refunded, 5.25%, 6/01/38	15,000,000	15,647,250
Catholic Healthcare Partners, Series B, Pre-Refunded, 5.25%, 9/01/27	7,570,000	7,961,823
American Municipal Power Inc. Revenue,
Combined Hydroelectric Projects, Green Bonds, Refunding, Series A, 5.00%, 2/15/46	7,500,000	8,209,200
Greenup Hydroelectric Project, Series A, 4.00%, 2/15/36	1,000,000	1,032,380
Greenup Hydroelectric Project, Series A, 5.00%, 2/15/46	5,000,000	5,488,950
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/28	5,000,000	5,648,150
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/37	3,700,000	4,209,971
Prairie State Energy Campus Project, Refunding, Series A, 5.00%, 2/15/38	3,500,000	3,964,835
Prairie State Energy Campus Project, Refunding, Series A, BAM Insured, 5.25%, 2/15/31	10,000,000	10,867,900
Solar Electricity Prepayment Project, Green Bonds, Series A, 5.00%, 2/15/44	3,345,000	3,767,875
Anthony Wayne Local School District GO, Lucas Wood and Fulton Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/39	3,000,000	3,108,090
Apollo Career Center Joint Vocational School District GO, Counties of Allen Auglaize Hardin Hancock Putnam and Van Wert, Various Purpose School Improvement, Refunding, 4.00%, 12/01/39	6,530,000	6,805,370
Ashland City School District GO, Classroom Facilities and School Improvement, Series 2, 4.00%, 11/01/49	6,685,000	6,709,133
Bath Local School District GO,
Allen County, School Improvement, AGMC Insured, 4.00%, 12/01/44	1,295,000	1,303,871
Allen County, School Improvement, AGMC Insured, 5.00%, 12/01/49	5,380,000	5,617,904
Beaver Local School District GO, School Facilities, 4.00%, 12/01/40	3,000,000	3,071,220
Bloom-Carroll Local School District GO, County of Fairfield, School Improvement, Series A, 5.00%, 11/01/55	7,025,000	7,899,753
Bluffton Village Hospital Facilities Revenue,
Blanchard Valley Health System, Refunding, 4.00%, 12/01/33	1,655,000	1,716,136
Blanchard Valley Health System, Refunding, 4.00%, 12/01/34	1,900,000	1,960,629
Bowling Green State University Revenue, General Receipts, Refunding, Series B, 5.00%, 6/01/42	3,250,000	3,631,550
Brecksville-Broadview Heights City School District GO, School Facilities Improvement, 5.25%, 12/01/54	7,390,000	8,262,833
Brooklyn City School District GO,
School Improvement, AGMC Insured, Pre-Refunded, 5.25%, 12/01/43	3,000,000	3,186,180
School Improvement, AGMC Insured, Pre-Refunded, 5.50%, 12/01/49	7,780,000	8,296,125
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/38	1,905,000	2,151,278
School Improvement, Refunding, AGMC Insured, 5.00%, 12/01/49	9,000,000	10,077,930
Butler County Hospital Facilities Revenue,
Cincinnati Children’s Hospital Medical Center, Refunding, Series X, 5.00%, 5/15/29	6,750,000	8,307,495
Kettering Health Network Obligated Group Project, 6.375%, 4/01/36	5,000,000	5,434,400
Kettering Health Network Obligated Group Project, 5.625%, 4/01/41	5,000,000	5,332,300
UC Health, Refunding, 4.00%, 11/15/35	2,000,000	2,053,720
UC Health, Refunding, 4.00%, 11/15/36	2,140,000	2,182,693
UC Health, Refunding, 4.00%, 11/15/37	1,500,000	1,522,800
UC Health, Refunding, 5.00%, 11/15/45	20,270,000	22,029,841
Canal Winchester Local School District GO,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/32	3,955,000	2,531,240
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 12/01/33	2,000,000	1,228,200

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Central Solid Waste Authority GO,
Improvement, Solid Waste Facilities, Pre-Refunded, 4.00%, 12/01/32	$1,505,000	$1,614,684
Improvement and Refunding, Solid Waste Facilities, 4.00%, 12/01/32	15,440,000	16,124,918
Chillicothe City School District GO,
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/22	1,905,000	1,753,495
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/23	1,905,000	1,709,528
Capital Appreciation, School Improvement, Refunding, NATL Insured, zero cpn., 12/01/24	1,905,000	1,663,827
Chillicothe Hospital Facilities Revenue, Adena Health System Obligated Group Project, Refunding and Improvement, 5.00%, 12/01/37	5,000,000	5,518,900
Cincinnati City School District GO,
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/27	14,900,000	18,628,427
Classroom Facilities Construction and Improvement, Refunding, NATL Insured, 5.25%, 12/01/28	8,180,000	10,355,226
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.25%, 12/01/40	6,500,000	7,525,765
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/30	3,000,000	3,230,370
Refunding, Series A, AGMC Insured, 5.00%, 1/01/31	1,500,000	1,613,055
Cleveland GO, Various Purpose, Refunding, 5.00%, 12/01/30	3,000,000	3,326,580
Cleveland Municipal School District GO,
School Improvement, Refunding, 5.00%, 12/01/25	3,600,000	4,009,824
School Improvement, Refunding, 5.00%, 12/01/27	1,000,000	1,108,860
Cleveland Public Power System Revenue, Capital Appreciation, Series B-2, NATL Insured, zero cpn., 11/15/38	10,000,000	4,582,900
Cleveland Water PCR, Green Bonds, 5.00%, 11/15/41	2,000,000	2,254,040
Columbus GO,
Various Purpose, Refunding, Series 3, 5.00%, 2/15/27	5,000,000	6,109,900
Various Purpose, Series A, 5.00%, 2/15/25	5,000,000	5,769,750
Various Purpose, Series A, 5.00%, 4/01/34	7,000,000	8,412,460
Columbus Metropolitan Library Special Obligation Revenue,
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/28	2,970,000	3,058,684
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/29	4,125,000	4,246,027
Library Fund Facilities Notes, Series 1, 4.00%, 12/01/37	6,620,000	6,771,532
Library Fund Facilities Notes, Series 1, Pre-Refunded, 4.00%, 12/01/27	3,765,000	3,921,511
Columbus Sewerage System Revenue,
Refunding, 5.00%, 6/01/29	5,000,000	5,944,900
Refunding, 4.00%, 6/01/31	15,000,000	16,032,000
Coventry Local School District GO, School Improvement, 5.25%, 11/01/47	5,000,000	5,265,550
Cuyahoga Community College District General Receipts Revenue, Series D, 5.00%, 8/01/32	2,310,000	2,522,751
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project, Series F, 5.00%, 12/01/27	15,000,000	15,837,450
Cuyahoga County Excise Tax Revenue, Sports Facilities Improvement Project, 5.00%, 12/01/25	500,000	567,125
Dayton City School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 11/01/30	5,000,000	6,126,900
Dayton Metro Library GO, Library Improvement, Series A, 4.75%, 12/01/38	20,000,000	21,293,800
Deer Park Community City School District GO, County of Hamilton, School Improvement, Refunding, Series A, 5.25%, 12/01/53	3,000,000	3,382,800
Defiance City School District GO, Defiance and Paulding Counties, Various Purpose, Refunding, 5.00%, 12/01/46	6,635,000	7,281,780
Delaware City School District GO, School Facilities Construction and Improvement, 5.75%, 12/01/49	6,000,000	6,863,940
Delaware General Income Tax Special Obligation, 4.75%, 12/01/37	4,000,000	4,079,280
Dublin City School District GO, Delaware and Union Counties, School Facilities Construction and Improvement, Series A, 4.00%, 12/01/44	10,000,000	10,436,300

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Elyria City School District GO, Classroom Facilities and School Improvement, Series A, 5.00%, 12/01/43	$5,500,000	$6,145,370
Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation, Refunding, 5.00%, 12/01/35	20,000,000	22,874,800
Franklin County Hospital Facilities Revenue,
Nationwide Children’s Hospital Project, Refunding, Series A, 4.00%, 11/01/44	7,050,000	7,201,786
Nationwide Children’s Hospital Project, Refunding, Series C, 5.00%, 11/01/34	2,600,000	3,002,870
Nationwide Children’s Hospital Project, Refunding, Series C, 4.00%, 11/01/40	5,000,000	5,129,750
OhioHealth Corp., 5.00%, 5/15/33	6,290,000	7,052,348
Franklin County Hospital Revenue, Improvement, Nationwide Children’s Hospital Project, Pre-Refunded, 5.25%, 11/01/40	15,000,000	15,346,800
Franklin County Revenue, Trinity Health Credit Group, Series OH, 5.00%, 12/01/46	7,500,000	8,328,975
Fremont City School District GO, Sandusky County, School Facilities Construction and Improvement, Series A, 5.00%, 1/15/49	13,970,000	15,379,433
Greene County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, 5.50%, 4/01/39	12,930,000	12,968,273
Greenville City School District GO, School Improvement, 5.25%, 1/01/41	2,000,000	2,175,240
Groveport-Madison Local School District GO, School Facilities Construction and Improvement, Pre- Refunded, 5.00%, 10/01/44	6,205,000	6,916,838
Hamilton County Hospital Facilities Revenue, TriHealth Inc. Obligated Group Project, Series A, 5.00%, 8/15/42	5,000,000	5,512,450
Hamilton County Student Housing Revenue,
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 5.00%, 6/01/30	7,000,000	7,261,870
Stratford Heights Project, University of Cincinnati, Refunding, AGMC Insured, 4.75%, 6/01/39	7,000,000	7,203,840
Highland Local School District GO, Medina and Summit Counties, School Improvement, Series A, 5.25%, 12/01/54	12,000,000	13,362,360
Hilliard School District GO,
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/19	2,190,000	2,162,362
Capital Appreciation, School Construction, Refunding, NATL Insured, zero cpn., 12/01/20	4,525,000	4,389,702
School Improvement, 4.00%, 12/01/46	10,000,000	10,324,300
Huber Heights City School District GO,
School Improvement, Pre-Refunded, 5.00%, 12/01/33	4,500,000	4,612,230
School Improvement, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,124,700
Hudson City School District GO, School Improvement, 4.00%, 12/01/45	18,870,000	19,354,204
Indian Creek Local School District GO,
School Facilities Construction and Improvement, Jefferson County, Series A, 5.00%, 11/01/55	3,000,000	3,326,760
School Facilities Construction and Improvement, Jefferson County, Series B, BAM Insured, 5.00%, 11/01/55	3,910,000	4,319,142
JobsOhio Beverage System Statewide Liquor Profits Revenue, senior lien, Series A, 5.00%, 1/01/38	26,010,000	28,497,856
Kent State University Revenues, General Receipts, Series B, Assured Guaranty, 4.25%, 5/01/31	2,395,000	2,403,263
Lakewood City School District GO, School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 11/01/43	10,895,000	12,189,435
Lakota Local School District GO,
Butler County, Refunding, Series A, NATL Insured, 5.25%, 12/01/26	2,000,000	2,458,480
Butler County, Refunding, Series C, 5.00%, 12/01/30	4,035,000	4,671,441
Lancaster City School District GO,
Fairfield County, School Facilities Construction and Improvement, 5.00%, 10/01/49	9,540,000	10,376,563
Fairfield County, School Facilities Construction and Improvement, Pre-Refunded, 5.00%, 10/01/49	460,000	511,920

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Little Miami Local School District GO,
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%, 11/01/43	$1,000,000	$1,115,600
Counties of Warren and Clermont, School Improvement, State Credit Enhanced, Series A, 5.00%, 11/01/48	2,460,000	2,725,631
Madeira City School District GO, School Improvement, Refunding, AGMC Insured, 5.25%, 12/01/32	9,605,000	12,059,750
Mahoning County Hospital Facilities Revenue, Western Reserve Care System Project, NATL Insured, ETM, 5.50%, 10/15/25	3,585,000	4,052,126
Marysville Exempted Village School District GO,
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/20	1,000,000	967,430
Capital Appreciation, Refunding, NATL Insured, zero cpn., 12/01/21	1,000,000	948,170
Marysville Wastewater Treatment System Revenue,
Refunding, BAM Insured, 4.00%, 12/01/40	3,015,000	3,092,395
Refunding, BAM Insured, 4.00%, 12/01/46	9,370,000	9,593,756
Refunding, BAM Insured, 5.00%, 12/01/47	5,035,000	5,721,019
[a] Miami County Hospital Facilities Revenue, Kettering Health Network Obligated Group Project, Refunding and Improvement, 5.00%, 8/01/49	12,000,000	13,248,240
Miami University Revenue,
General Receipts, Refunding, 5.00%, 9/01/31	4,000,000	4,283,360
General Receipts, Refunding, 5.00%, 9/01/31	2,320,000	2,629,302
General Receipts, Refunding, 5.00%, 9/01/34	3,500,000	3,932,110
General Receipts, Refunding, 5.00%, 9/01/41	5,000,000	5,632,650
Miami Valley Career Technology Center GO, Montgomery Butler Champaign Darke Greene Miami Preble Shelby and Warren Counties, Various Purpose School Improvement, 5.00%, 12/01/44	20,000,000	22,709,000
Middletown City School District GO,
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/40	2,625,000	2,915,273
Counties of Butler and Warren, School Improvement, 5.25%, 12/01/48	15,000,000	16,607,400
Montgomery County Revenue, Catholic Health Initiatives, Refunding, Series A, 5.50%, 5/01/34	8,165,000	8,211,051
Napoleon City School District GO, School Facilities Construction and Improvement, 5.00%, 12/01/49	11,460,000	12,295,434
The New Albany Community Authority Community Facilities Revenue,
Refunding, Series C, 5.00%, 10/01/23	1,100,000	1,217,557
Refunding, Series C, 5.00%, 10/01/24	1,250,000	1,381,763
New Albany Plain Local School District GO, School Improvement, Refunding, 4.00%, 12/01/49	10,000,000	10,217,300
Northeast Regional Sewer District Revenue,
Wastewater Improvement, Refunding, 5.00%, 11/15/32	5,500,000	6,301,570
Wastewater Improvement, Refunding, 4.00%, 11/15/43	10,000,000	10,373,500
Wastewater Improvement, Refunding, 4.00%, 11/15/49	6,000,000	6,108,420
Northeastern Local School District GO,
Counties of Clark and Champaign, School Improvement, AGMC Insured, 5.25%, 12/01/45	5,420,000	6,287,417
Counties of Clark and Champaign, School Improvement, AGMC Insured, 4.00%, 12/01/55	5,000,000	5,047,100
Northmont City School District GO, School Improvement, Series A, Pre-Refunded, 5.00%, 11/01/49	5,130,000	5,582,056
Northwest Local School District GO, Hamilton and Butler Counties, School Improvement, 5.00%, 12/01/45	3,760,000	4,205,146
Norwood City School District GO,
School Improvement, Series A, 5.00%, 11/01/46	5,000,000	5,519,000
School Improvement, Series A, 5.25%, 11/01/51	7,645,000	8,558,807
Ohio Center for Local Government Capital Asset Financing Program Fractionalized Interests GO, AGMC Insured, 5.25%, 12/01/23	540,000	541,625
Ohio State Air Quality Development Authority Revenue, Environmental Improvement, Buckeye Power Inc. Project, 6.00%, 12/01/40	6,020,000	6,438,450

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Ohio State GO,
Common School, Series A, 5.00%, 3/15/36	$5,000,000	$5,609,050
Common School, Series A, 5.00%, 6/15/38	10,000,000	11,374,000
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%, 5/01/33	1,000,000	1,199,910
Highway Capital Improvements, Full Faith and Credit/Highway User Receipts, Series V, 5.00%, 5/01/34	4,000,000	4,777,920
Ohio State Higher Educational Facility Commission Revenue,
Case Western Reserve University Project, Refunding, 5.00%, 12/01/40	6,000,000	6,773,880
Denison University Project, Refunding and Improvement, 5.00%, 11/01/26	1,445,000	1,579,515
Hospital Facilities, Summa Health System, 2010 Project, Refunding, AGMC Insured, 5.25%, 11/15/40	21,805,000	22,553,566
Hospital Facilities, Summa Health System, AGMC Insured, 5.75%, 11/15/40	1,665,000	1,734,747
Hospital Facilities, Summa Health System, AGMC Insured, Pre-Refunded, 5.75%, 11/15/40	2,835,000	2,969,719
Kenyon College 2010 Project, Pre-Refunded, 5.25%, 7/01/44	20,460,000	21,415,482
Kenyon College 2010 Project, Refunding, 5.25%, 7/01/44	9,540,000	9,942,588
Kenyon College 2016 Project, Refunding, 5.00%, 7/01/42	10,500,000	11,638,725
Kenyon College 2016 Project, Refunding, 4.00%, 7/01/44	10,000,000	10,241,500
Kenyon College 2017 Project, 5.00%, 7/01/42	1,250,000	1,396,850
Kenyon College 2017 Project, 4.00%, 7/01/47	5,000,000	5,130,100
Xavier University Project, 5.00%, 5/01/40	14,500,000	14,897,010
Xavier University Project, 4.375%, 5/01/42	8,070,000	8,314,924
Ohio State Higher Educational Facility Revenue, University of Dayton 2018 Project, Series A, 4.00%, 12/01/43	11,885,000	12,188,305
Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series A, 3.25%, 1/01/35	10,000,000	9,931,400
Ohio State Turnpike and Infrastructure Commission Revenue,
Capital Appreciation, junior lien, Series A-2, zero cpn., 2/15/43	10,485,000	4,102,361
Infrastructure Projects, junior lien, Series A-1, 5.25%, 2/15/33	4,200,000	4,678,170
Ohio State Turnpike Commission Revenue, Capital Appreciation, junior lien, Series A-2, BAM Insured, zero cpn., 2/15/38	3,665,000	1,845,071
Ohio State Turnpike Revenue, Series A, 5.00%, 2/15/43	33,350,000	38,191,419
Ohio State University Revenue, General Receipts, Series A, 4.00%, 12/01/30	4,325,000	4,634,583
Olentangy Local School District GO, Delaware and Franklin Counties, School Facilities Construction and Improvement, 4.00%, 12/01/46	15,235,000	15,760,150
Perrysburg Exempted Village School GO, School Facilities Construction and Improvement, 5.00%, 12/01/38	3,225,000	3,660,730
Princeton City School District COP, Board of Education, School Facilities Project, 4.50%, 12/01/41	3,000,000	3,103,830
Princeton City School District GO,
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/40	6,000,000	2,623,320
School Improvement, Capital Appreciation, Refunding, zero cpn., 12/01/41	6,000,000	2,508,240
School Improvement, Refunding, 5.00%, 12/01/39	12,000,000	13,621,320
Reading Community City School District GO, Classroom Facilities, Refunding, Series A, 5.00%, 11/01/46	2,000,000	2,268,340
Revere Local School District GO,
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/42	3,025,000	3,345,529
School Facilities Improvement, Series A, Pre-Refunded, 5.00%, 12/01/45	2,560,000	2,831,258
Riverside Local School District GO, School Construction and Improvement, Refunding, Series A, BAM Insured, 5.00%, 10/01/47	5,000,000	5,605,750
Sandusky City School District GO, Classroom Facilities and School Improvement, Series 1, 5.00%, 11/01/50	6,000,000	6,421,320
Sheffield Lake City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/37	9,635,000	9,872,443

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School Facilities Construction and Improvement, 4.00%, 12/01/42	$10,000,000	$10,175,800
Springboro Community City School District GO,
Refunding, AGMC Insured, 5.25%, 12/01/27	5,175,000	6,317,329
Refunding, AGMC Insured, 5.25%, 12/01/28	2,000,000	2,466,660
St. Bernard Income Tax Revenue, Various Purpose, Special Obligations, AGMC Insured, 5.00%, 12/01/43	3,760,000	4,127,164
Strongsville City School District GO, School Improvement, 4.00%, 12/01/45	17,515,000	17,710,117
Summit County Port Authority Lease Revenue,
The University of Akron Student Housing Project, 6.00%, 1/01/42	3,420,000	3,653,552
The University of Akron Student Housing Project, Pre-Refunded, 6.00%, 1/01/42	8,160,000	8,790,768
Switzerland of Ohio Local School District GO, Counties Monroe Belmont and Noble, School Improvement, Refunding, 4.00%, 12/01/37	5,500,000	5,636,840
Sylvania City School District GO, School Improvement, Refunding, BAM Insured, 5.00%, 12/01/36	9,700,000	10,977,587
Three Rivers Local School District GO, Refunding, 5.00%, 12/01/39	5,885,000	6,713,961
Toledo City School District GO, School Facilities Improvement, Refunding, Series B, 5.00%, 12/01/32	7,830,000	8,670,472
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 5.00%, 12/01/29	2,500,000	2,557,300
Various Purpose Improvement, Refunding, AGMC Insured, 5.00%, 12/01/28	3,000,000	3,156,360
Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured, 5.25%, 12/01/26	1,500,000	1,504,185
Toledo Water System Revenue,
Improvement and Refunding, 5.00%, 11/15/38	19,395,000	21,474,726
Series A, 4.00%, 11/15/36	9,125,000	9,376,394
Union County GO, Memorial Hospital, 5.00%, 12/01/47	5,000,000	5,585,950
University of Akron General Receipts Revenue,
Refunding, Series A, 5.00%, 1/01/31	4,365,000	4,944,061
Refunding, Series A, 5.00%, 1/01/36	11,065,000	12,468,485
Refunding, Series A, 5.00%, 1/01/38	13,225,000	14,769,019
Refunding, Series A, 5.00%, 1/01/42	5,725,000	6,410,340
Refunding, Series A, BAM Insured, 5.00%, 1/01/34	6,000,000	6,876,900
University of Cincinnati General Receipts Revenue,
Refunding, Series A, 4.00%, 6/01/48	10,000,000	10,189,100
Refunding, Series F, 5.00%, 6/01/32	5,805,000	6,107,557
Series C, 5.00%, 6/01/39	6,255,000	6,956,936
University of Ohio General Receipts Revenue, Refunding, Series A, 5.00%, 12/01/44	7,000,000	7,858,760
Upper Arlington City School District GO, Franklin County, School Facilities Construction and Improvement Bonds, Refunding, Series A, 5.00%, 12/01/48	13,000,000	14,866,410
Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27	3,820,000	4,629,343
Westerville Ohio Special Obligation Non-Tax Revenue, 5.00%, 12/01/30	2,765,000	3,148,008
Willoughby Eastlake City School District GO, School Improvement, 5.00%, 12/01/46	10,000,000	11,204,700
Winton Woods City School District GO, County of Hamilton, Board of Education, Classroom Facilities, Refunding, 4.00%, 11/01/43	7,000,000	7,248,710
Wyoming City School District GO, School Improvement, Pre-Refunded, 5.00%, 12/01/42	7,250,000	8,018,210
Xenia Community School District GO, School Facilities Construction and Improvement, Refunding, 5.00%, 12/01/40	7,285,000	8,248,368

Total Municipal Bonds before Short Term Investments (Cost $1,409,288,965)		1,458,912,990

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STATEMENT OF INVESTMENTS

Franklin Ohio Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $2,800,000) 0.2%

Municipal Bonds 0.2%
Ohio 0.2%
[b] Ohio State Hospital Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series B, SPA Wells Fargo Bank, Daily VRDN and Put, 1.67%, 1/01/39	$2,800,000	$2,800,000

Total Investments (Cost $1,412,088,965) 100.0%		1,461,712,990
Other Assets, less Liabilities 0.0%†		423,391

Net Assets 100.0%		$1,462,136,381

See Abbreviations on page 171.

†Rounds to less than 0.1% of net assets.

aSecurity purchased on a when-issued basis. See Note 1(b).

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Oregon Tax-Free Income Fund

Year Ended

February 28,

2019[a]
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$11.30

Income from investment operations[b]:

Net investment income[c]	0.16

Net realized and unrealized gains (losses)	0.07

Total from investment operations	0.23

Less distributions from net investment income	(0.16)

Net asset value, end of year	$11.37

Total return[d]	2.09%

Ratios to average net assets[e]
Expenses[f]	0.80%
Net investment income	3.05%

Supplemental data
Net assets, end of year (000’s)	$62,119
Portfolio turnover rate	9.09%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.37	$11.60	$11.89	$12.02	$11.69

Income from investment operations[b]:
Net investment income[c]	0.36	0.37	0.40	0.42	0.46
Net realized and unrealized gains (losses)	(0.01)	(0.22)	(0.29)	(0.12)	0.33

Total from investment operations	0.35	0.15	0.11	0.30	0.79

Less distributions from net investment income	(0.36)	(0.38)	(0.40)	(0.43)	(0.46)

Net asset value, end of year	$11.36	$11.37	$11.60	$11.89	$12.02

Total return[d]	3.13%	1.29%	0.90%	2.54%	6.88%

Ratios to average net assets
Expenses	0.65%[e]	0.64%	0.63%	0.63%	0.63%
Net investment income	3.20%	3.22%	3.37%	3.55%	3.84%

Supplemental data
Net assets, end of year (000’s)	$843,042	$932,929	$962,953	$960,516	$951,107
Portfolio turnover rate	9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.55	$11.77	$12.06	$12.19	$11.84

Income from investment operations[b]:
Net investment income[c]	0.30	0.32	0.34	0.36	0.40
Net realized and unrealized gains (losses)	(0.01)	(0.22)	(0.30)	(0.13)	0.35

Total from investment operations	0.29	0.10	0.04	0.23	0.75

Less distributions from net investment income	(0.30)	(0.32)	(0.33)	(0.36)	(0.40)

Net asset value, end of year	$11.54	$11.55	$11.77	$12.06	$12.19

Total return[d]	2.51%	0.80%	0.32%	1.95%	6.38%

Ratios to average net assets
Expenses	1.20%[e]	1.19%	1.18%	1.18%	1.18%
Net investment income	2.65%	2.67%	2.82%	3.00%	3.29%

Supplemental data
Net assets, end of year (000’s)	$128,133	$175,054	$197,041	$190,047	$186,572
Portfolio turnover rate	9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$11.66

Income from investment operations[b]:
Net investment income[c]	0.38	0.23
Net realized and unrealized gains (losses)	(0.02)	(0.29)

Total from investment operations	0.36	(0.06)

Less distributions from net investment income	(0.37)	(0.22)

Net asset value, end of year	$11.37	$11.38

Total return[d]	3.24%	(0.50)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.53%	0.53%
Expenses net of waiver and payments by affiliates	0.52%[f]	0.51%
Net investment income	3.33%	3.35%

Supplemental data
Net assets, end of year (000’s)	$13,308	$13,217
Portfolio turnover rate	9.09%	12.63%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Oregon Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.38	$11.61	$11.90	$12.03	$11.70

Income from investment operations[b]:
Net investment income[c]	0.37	0.39	0.41	0.43	0.47
Net realized and unrealized gains (losses)	(0.01)	(0.23)	(0.29)	(0.12)	0.33

Total from investment operations	0.36	0.16	0.12	0.31	0.80

Less distributions from net investment income	(0.37)	(0.39)	(0.41)	(0.44)	(0.47)

Net asset value, end of year	$11.37	$11.38	$11.61	$11.90	$12.03

Total return	3.22%	1.38%	0.99%	2.64%	6.99%

Ratios to average net assets
Expenses	0.55%[d]	0.54%	0.53%	0.53%	0.53%
Net investment income	3.30%	3.32%	3.47%	3.65%	3.94%

Supplemental data
Net assets, end of year (000’s)	$107,253	$101,300	$96,539	$51,607	$50,011
Portfolio turnover rate	9.09%	12.63%	16.89%	11.84%	7.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Oregon Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 94.6%
Oregon 93.2%
Astoria Hospital Facilities Authority Revenue,
Columbia Memorial Hospital, 5.00%, 8/01/41	$4,250,000	$4,615,840
Columbia Memorial Hospital, 4.00%, 8/01/46	1,750,000	1,729,000
Columbia Memorial Hospital, Refunding, 5.00%, 8/01/28	1,325,000	1,430,271
Beaverton School District Full Faith and Credit GO,
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/31	1,280,000	1,290,765
Washington and Multnomah Counties, Assured Guaranty, Pre-Refunded, 5.125%, 6/01/36	1,000,000	1,008,710
Central Lincoln People’s Utility District Revenue, Electric System, 5.00%, 12/01/45	2,900,000	3,292,921
City of Redmond Airport Revenue, 6.25%, 6/01/39	1,010,000	1,020,110
City of Tigard Water System Revenue,
Washington County, 5.00%, 8/01/37	11,050,000	12,075,329
Washington County, 5.00%, 8/01/42	20,915,000	22,805,298
Washington County, 5.00%, 8/01/45	23,545,000	26,545,810
Clackamas Community College District GO,
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/38	760,000	811,475
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/39	1,000,000	1,065,730
Convertible Deferred Interest, Series A, zero cpn. to 6/15/20, 5.00% thereafter, 6/15/40	1,250,000	1,327,325
Clackamas County Hospital Facility Authority Revenue, Legacy Health System, Series A, Pre-Refunded,
5.50%, 7/15/35	6,525,000	6,616,807
Clackamas County School District No. 12 North Clackamas GO,
5.00%, 6/15/42	1,750,000	2,021,180
Capital Appreciation, Series A, zero cpn., 6/15/40	10,000,000	4,214,500
Capital Appreciation, Series A, zero cpn., 6/15/41	17,030,000	6,836,012
Capital Appreciation, Series A, zero cpn., 6/15/42	16,625,000	6,355,072
Series B, 5.00%, 6/15/34	8,000,000	9,443,760
Series B, 5.00%, 6/15/37	10,000,000	11,622,100
Clackamas County School District No. 46 Oregon Trail GO,
Capital Appreciation, Refunding, zero cpn., 6/15/37	12,130,000	6,192,608
Capital Appreciation, Refunding, zero cpn., 6/15/38	12,495,000	6,080,442
Series A, Pre-Refunded, 5.00%, 6/15/28	2,210,000	2,231,570
Series A, Pre-Refunded, 5.00%, 6/15/29	2,655,000	2,680,913
Series A, Pre-Refunded, 5.00%, 6/15/32	6,855,000	6,921,905
Clackamas County School District No. 62 Oregon City GO,
Full Faith and Credit, MAC Insured, Pre-Refunded, 5.00%, 6/01/39	550,000	637,945
Full Faith and Credit, Refunding, 5.00%, 6/01/34	990,000	1,121,363
Full Faith and Credit, Refunding, 5.00%, 6/01/34	780,000	904,722
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/29	560,000	637,571
Full Faith and Credit, Refunding, MAC Insured, 5.00%, 6/01/39	700,000	791,406
Pre-Refunded, MAC Insured, 5.00%, 6/01/29	440,000	510,356
Refunding, Series B, 5.00%, 6/15/49	15,000,000	17,141,550
Clackamas County School District No. 7J Lake Oswego GO, Refunding, AGMC Insured, 5.25%, 6/01/25	3,075,000	3,688,001
Clackamas River Water Revenue, Clackamas County, 5.00%, 11/01/43	1,970,000	2,222,101
Columbia and Washington Counties School District No. 47J Vernonia GO, Pre-Refunded, 5.00%, 6/15/35	5,175,000	5,395,662
Coos County School District No. 9 Coos Bay GO, 5.00%, 6/15/43	5,005,000	5,769,514
Crook County School District GO,
Crook and Deschutes Counties, 5.00%, 6/15/34	4,475,000	5,005,556
Crook and Deschutes Counties, 5.00%, 6/15/37	8,090,000	9,017,599
Deschutes County Hospital Facility Authority Hospital Revenue, St. Charles Health System Inc., Refunding, Series A, 5.00%, 1/01/48	8,440,000	9,154,024

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Eugene Electric Utility System Revenue,
5.00%, 8/01/47	$3,580,000	$4,072,751
Series A, Pre-Refunded, 5.00%, 8/01/40	6,745,000	7,284,600
Eugene Water Utility System Revenue, Refunding, 5.00%, 8/01/40	4,425,000	4,733,644
Forest Grove Revenue,
Campus Improvement, Pacific University Project, Refunding, Series A, 5.00%, 5/01/36	2,500,000	2,688,200
Student Housing, Oak Tree Foundation Project, Refunding, 4.00%, 3/01/37	3,500,000	3,473,365
Independence GO,
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/35	2,110,000	2,201,342
Full Faith and Credit, City Hall Project, AGMC Insured, Pre-Refunded, 5.00%, 6/15/40	3,975,000	4,147,078
Jefferson County School District No. 509J GO,
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/30	1,000,000	1,122,930
Jefferson and Wasco Counties, Refunding, 5.00%, 6/15/31	1,410,000	1,581,484
Jefferson and Wasco Counties, Series B, 5.00%, 6/15/30	2,000,000	2,245,860
Keizer Special Assessment, Full Faith and Credit, Keizer Station Area A Local ID, 5.20%, 6/01/31	1,785,000	1,789,427
Klamath County School District GO,
5.00%, 6/15/29	1,155,000	1,298,497
5.00%, 6/15/30	1,095,000	1,229,608
5.00%, 6/15/31	1,000,000	1,121,620
Klamath Falls Intercommunity Hospital Authority Revenue, Sky Lakes Medical Center Project, Refunding, 5.00%, 9/01/46	1,000,000	1,099,210
Lake Oswego GO, Clackamas Multnomah and Washington Counties, Full Faith and Credit Obligations,
Series A, Pre-Refunded, 5.00%, 12/01/31	6,400,000	6,453,824
Lane and Douglas Counties School District No. 28J Fern Ridge GO,
Series A, 5.00%, 6/15/30	3,175,000	3,738,594
Series A, 5.00%, 6/15/33	2,115,000	2,439,483
Series A, 5.00%, 6/15/36	2,000,000	2,283,360
Medford Hospital Facilities Authority Revenue,
Hospital, Asante Health System, Refunding, AGMC Insured, 5.125%, 8/15/40	25,000,000	25,870,250
Hospital, Asante Health System, Series A, AGMC Insured, 5.00%, 8/15/40	10,050,000	10,379,137
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/33	1,500,000	1,609,080
Rogue Valley Manor, Refunding, Series A, 5.00%, 10/01/42	9,420,000	9,952,607
Metro Dedicated Tax Revenue,
Oregon Convention Center Hotel Project, 5.00%, 6/15/42	7,500,000	8,475,975
Oregon Convention Center Hotel Project, 5.00%, 6/15/47	10,950,000	12,319,078
Multnomah and Clackamas Counties School District No. 10Jt Gresham-Barlow GO, Series B, 5.00%, 6/15/37	7,885,000	9,126,099
Multnomah County David Douglas School District No. 40 GO,
Series B, zero cpn., 6/15/24	1,640,000	1,470,194
Series B, zero cpn., 6/15/25	1,325,000	1,153,081
Series B, zero cpn., 6/15/26	2,585,000	2,179,026
Series B, zero cpn., 6/15/27	2,655,000	2,151,479
Series B, zero cpn., 6/15/28	2,495,000	1,944,828
Series B, zero cpn., 6/15/29	2,595,000	1,941,864
Series B, zero cpn., 6/15/30	1,885,000	1,346,569
Series B, zero cpn., 6/15/31	2,030,000	1,371,184
Series B, zero cpn., 6/15/32	2,000,000	1,288,760
Multnomah County Hospital Facilities Authority Revenue,
Adventist Health System/West, Series A, 5.125%, 9/01/40	6,500,000	6,596,330
Terwilliger Plaza Inc., Refunding, 5.00%, 12/01/29	3,690,000	3,898,300
Multnomah County School District No. 1J GO, Portland Public Schools, Series B, 3.00%, 6/15/33	8,635,000	8,568,251

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Multnomah County School District No. 3 Park Rose GO,
Series A, 5.00%, 6/30/35	$2,000,000	$2,140,300
Series A, 5.00%, 6/30/36	1,500,000	1,604,160
Multnomah County School District No. 7 Reynolds GO, Refunding, 5.00%, 6/01/35	6,605,000	6,852,952
North Bend School District No. 13 GO, Coos County, AGMC Insured, 5.00%, 6/15/22	55,000	55,146
Oregon Health and Science University Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 7/01/21	6,715,000	6,169,876
Series A, 5.00%, 7/01/42	10,000,000	11,353,500
Series A, Pre-Refunded, 5.875%, 7/01/33	2,500,000	2,534,425
Series A, Pre-Refunded, 5.75%, 7/01/39	13,175,000	13,351,150
Oregon State Department of Administrative Services COP,
Series A, Pre-Refunded, 5.25%, 5/01/39	3,800,000	3,822,534
Series C, 5.00%, 11/01/34	4,435,000	4,524,410
Series C, Pre-Refunded, 5.00%, 11/01/34	3,565,000	3,642,788
Oregon State Department of Administrative Services Lottery Revenue,
Series A, 5.00%, 4/01/28	5,800,000	6,502,496
Series A, 5.00%, 4/01/32	5,000,000	5,559,900
Series A, Pre-Refunded, 5.00%, 4/01/27	17,880,000	17,927,024
Series A, Pre-Refunded, 5.00%, 4/01/28	18,225,000	18,272,932
Series A, Pre-Refunded, 5.00%, 4/01/29	1,750,000	1,754,603
Oregon State Department of Transportation Highway User Tax Revenue,
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/29	3,085,000	3,106,287
senior lien, Series A, Pre-Refunded, 5.00%, 11/15/33	21,530,000	21,678,557
Oregon State Facilities Authority Revenue,
College Housing North West Project, Series A, 4.00%, 10/01/26	1,675,000	1,657,697
College Housing North West Project, Series A, 5.00%, 10/01/36	1,670,000	1,696,236
College Housing North West Project, Series A, 5.00%, 10/01/48	4,000,000	4,014,840
Legacy Health Project, Refunding, Series A, 5.00%, 6/01/46	8,000,000	8,793,200
Legacy Health System, Refunding, Series A, 5.00%, 3/15/30	1,500,000	1,541,925
Lewis and Clark College Project, Refunding, Series A, 5.75%, 10/01/41	30,000,000	32,754,600
Limited College Project, Refunding, Series A, 5.00%, 10/01/31	2,000,000	2,067,900
Limited College Project, Refunding, Series A, 5.00%, 10/01/34	2,975,000	3,066,630
Limited College Project, Refunding, Series A, 5.25%, 10/01/40	3,750,000	3,862,613
PeaceHealth, Series A, Pre-Refunded, 5.00%, 11/01/39	32,790,000	33,494,657
Providence Health and Services, Series C, 5.00%, 10/01/45	4,000,000	4,386,240
Reed College Project, Series A, Pre-Refunded, 5.00%, 7/01/29	1,500,000	1,567,170
Reed College Project, Series A, Pre-Refunded, 4.75%, 7/01/32	2,000,000	2,083,040
Reed College Project, Series A, Pre-Refunded, 5.125%, 7/01/41	10,000,000	10,464,100
Samaritan Health Services, Refunding, Series A, 5.25%, 10/01/40	13,990,000	14,517,143
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/41	7,800,000	8,433,672
Samaritan Health Services Project, Refunding, Series A, 5.00%, 10/01/46	3,500,000	3,765,755
Student Housing, CHF Ashland LLC, Southern Oregon University Project, Assured Guaranty, 5.00%, 7/01/44	8,910,000	9,601,594
Willamette University Projects, Refunding, Series B, 5.00%, 10/01/40	1,950,000	2,200,302
Oregon State GO,
Article XI-G OHSU Project, Series H, 5.00%, 8/01/42	15,000,000	17,200,500
Article XI-Q State Projects, Series A, 5.00%, 5/01/42	10,000,000	11,433,900
Elderly and Disabled Housing, Series A, 4.70%, 8/01/42	3,050,000	3,052,562
Higher Education, Article XI-F(1), Series M, 5.00%, 8/01/45	3,315,000	3,739,585
Higher Education, Article XI-G, Series O, 5.00%, 8/01/40	7,005,000	7,950,535
Higher Education, Various, Refunding, 5.00%, 8/01/42	3,270,000	3,749,709

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State GO, (continued)
State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38	$1,020,000	$1,022,560
Various Projects, Series H, 5.00%, 5/01/36	1,000,000	1,087,950
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program, Series C, 4.75%, 7/01/42	595,000	600,772
Oregon State University General Revenue, Series A, 5.00%, 4/01/45	12,500,000	14,143,250
Philomath School District No. 17J GO, Benton and Polk Counties, Series B, zero cpn., 6/15/31	1,000,000	677,090
Port of Portland International Airport Revenue,
Series Twenty-Four A, 5.00%, 7/01/47	4,700,000	5,265,974
Series Twenty-Four B, 5.00%, 7/01/47	9,395,000	10,342,110
Portland GO,
Oregon Convention Center Completion Project, Limited Tax, Capital Appreciation, Series B, zero cpn., 6/01/21	1,000,000	960,500
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/28	7,840,000	8,401,814
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/29	8,330,000	8,925,012
Oregon Convention Center Completion Project, Limited Tax, Refunding, Series A, 5.00%, 6/01/30	8,750,000	9,369,062
Portland River District Urban Renewal and Redevelopment Tax Allocation,
Refunding, Series B, 5.00%, 6/15/22	1,035,000	1,141,119
Series C, 5.00%, 6/15/28	1,000,000	1,093,490
Series C, 5.00%, 6/15/30	1,000,000	1,090,830
Portland Sewer System Revenue, second lien, Series A, 5.00%, 3/01/34	25,270,000	26,038,461
Portland Urban Renewal and Redevelopment Tax Allocation,
Interstate Corridor, Series B, 5.00%, 6/15/29	1,000,000	1,065,910
Interstate Corridor, Series B, 5.00%, 6/15/30	1,000,000	1,064,760
Interstate Corridor, Series B, 5.00%, 6/15/31	1,000,000	1,063,610
Lents Town Center, Series B, 5.00%, 6/15/27	2,500,000	2,598,675
Lents Town Center, Series B, 5.00%, 6/15/28	1,175,000	1,221,072
Lents Town Center, Series B, 4.75%, 6/15/29	1,000,000	1,033,230
Lents Town Center, Series B, 5.00%, 6/15/30	1,800,000	1,868,724
North Macadam, Series B, 5.00%, 6/15/29	4,250,000	4,415,537
North Macadam, Series B, 5.00%, 6/15/30	4,725,000	4,905,400
Redmond GO, Full Faith and Credit Obligation, Terminal Expansion Project, 5.00%, 6/01/39	1,000,000	1,007,250
Redmond School District No. 2J GO, Deschutes and Jefferson Counties, Series A, NATL Insured, 5.00%, 6/15/21	85,000	85,215
Salem Hospital Facility Authority Revenue,
Capital Manor Project, 5.00%, 5/15/33	555,000	625,590
Capital Manor Project, 5.00%, 5/15/38	500,000	554,210
Capital Manor Project, 5.00%, 5/15/43	1,000,000	1,097,340
Capital Manor Project, 5.00%, 5/15/48	1,700,000	1,860,599
Capital Manor Project, 5.00%, 5/15/53	3,250,000	3,544,808
Salem Health Projects, Refunding, Series A, 5.00%, 5/15/46	40,500,000	44,387,190
Salem-Keizer School District No. 24J GO, Marion and Polk Counties, Series B, zero cpn., 6/15/30	8,500,000	6,105,890
Seaside School District No. 10 GO,
Clatsop County, Series B, 5.00%, 6/15/35	2,000,000	2,335,660
Clatsop County, Series B, 5.00%, 6/15/36	2,500,000	2,907,450
Sherwood GO, Washington County, Full Faith and Credit Obligations, Refunding, AGMC Insured, 5.00%, 6/01/36	4,240,000	4,510,046
Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
Series A, 5.00%, 6/15/37	2,520,000	2,940,689
Series B, 5.00%, 6/15/36	2,850,000	3,343,392

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Oregon (continued)
Tri-County Metropolitan Transportation District Revenue,
Capital Grant Receipt, Series A, 5.00%, 10/01/32	$6,865,000	$8,035,345
Payroll Tax, senior lien, Series A, 5.00%, 9/01/40	6,000,000	6,844,680
Payroll Tax, senior lien, Series A, 5.00%, 9/01/41	18,650,000	21,331,310
Payroll Tax, senior lien, Series A, 5.00%, 9/01/48	15,000,000	17,163,900
Payroll Tax, senior lien, Series A, Pre-Refunded, 5.00%, 9/01/37	11,000,000	12,253,230
Umatilla County Pendleton School District No. 16R GO, Series A, 5.00%, 6/15/37	4,970,000	5,620,126
University of Oregon General Revenue,
Series A, 5.00%, 4/01/45	20,000,000	22,473,800
Series A, 5.00%, 4/01/46	6,690,000	7,465,438
Washington and Clackamas Counties School District No. 23J GO,
Tigard-Tualatin, 5.00%, 6/15/36	9,400,000	10,932,012
Tigard-Tualatin, 5.00%, 6/15/37	6,000,000	6,944,400
Washington Clackamas and Yamhill Counties Sherwood School District No. 88J GO,
Series A, zero cpn., 6/15/38	2,350,000	1,101,140
Series A, zero cpn., 6/15/39	3,275,000	1,466,218
Washington Counties School District No. 48J Beaverton GO,
Series B, 5.00%, 6/15/33	8,000,000	9,076,240
Series B, 5.00%, 6/15/34	11,000,000	12,462,230
Series D, 5.00%, 6/15/35	10,000,000	11,678,300
Series D, 5.00%, 6/15/36	10,000,000	11,629,800
Washington County School District No. 15 Forest Grove GO,
Series B, zero cpn., 6/15/29	2,545,000	1,898,646
Series B, zero cpn., 6/15/30	2,490,000	1,774,822
Series B, zero cpn., 6/15/31	3,140,000	2,118,370
Woodburn School District No. 103 GO,
Marion County, 5.00%, 6/15/33	2,930,000	3,383,593
Marion County, 5.00%, 6/15/34	3,200,000	3,689,312
Marion County, 5.00%, 6/15/35	2,075,000	2,388,367
Yachats Rural Fire Protection District GO, Lincoln County, AGMC Insured, 5.00%, 6/15/47	1,600,000	1,775,536

		1,075,037,993

U.S. Territories 1.4%
Guam 0.3%
Guam Government Limited Obligation Revenue,
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/24	840,000	865,444
Section 30, Series A, Pre-Refunded, 5.625%, 12/01/29	3,250,000	3,348,442

		4,213,886

Puerto Rico 1.1%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.625%, 5/15/43	6,000,000	6,062,760
[a] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	9,690,000	6,649,763

		12,712,523

Total U.S. Territories		16,926,409

Total Municipal Bonds before Short Term Investments (Cost $1,056,146,081)		1,091,964,402

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STATEMENT OF INVESTMENTS

Franklin Oregon Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $43,300,000) 3.8%

Municipal Bonds 3.8%
Oregon 3.8%
[b] Oregon State Facilities Authority Revenue, PeaceHealth, Refunding, Series B, LOC TD Bank National Association, Daily VRDN and Put, 1.68%, 8/01/34	$43,300,000	$ 43,300,000

Total Investments (Cost $1,099,446,081) 98.4%		1,135,264,402
Other Assets, less Liabilities 1.6%		18,591,201

Net Assets 100.0%		$1,153,855,603

See Abbreviations on page 171.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Pennsylvania Tax-Free Income Fund

Year Ended February 28, 2019[a]

Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.74

Income from investment operations[b]:

Net investment income[c]	0.16
Net realized and unrealized gains (losses)	(0.01)

Total from investment operations	0.15

Less distributions from net investment income	(0.16)

Net asset value, end of year	$ 9.73

Total return[d]	1.59%

Ratios to average net assets[e]

Expenses[f]	0.83%
Net investment income	3.40%

Supplemental data

Net assets, end of year (000’s)	$52,673
Portfolio turnover rate	6.40%

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019	2018	2017	2016[a]	2015

Class A1
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.78	$10.12	$10.33	$10.51	$10.17

Income from investment operations[b]:
Net investment income[c]	0.34	0.35	0.39	0.40	0.43
Net realized and unrealized gains (losses)	(0.04)	(0.32)	(0.22)	(0.18)	0.34

Total from investment operations	0.30	0.03	0.17	0.22	0.77

Less distributions from net investment income	(0.35)	(0.37)	(0.38)	(0.40)	(0.43)

Net asset value, end of year	$ 9.73	$ 9.78	$10.12	$10.33	$10.51

Total return[d]	3.17%	0.31%	1.62%	2.15%	7.72%

Ratios to average net assets
Expenses	0.68%[e]	0.66%	0.64%	0.64%	0.64%
Net investment income	3.55%	3.49%	3.73%	3.92%	4.15%

Supplemental data
Net assets, end of year (000’s)	$784,367	$860,737	$942,320	$965,479	$1,001,684
Portfolio turnover rate	6.40%	13.33%	10.88%	4.73%	6.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

136	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.91		$10.24	$10.45	$10.63	$10.28

Income from investment operations[b]:
Net investment income[c]	0.30		0.30	0.33	0.35	0.38
Net realized and unrealized gains (losses)	(0.05)		(0.31)	(0.22)	(0.19)	0.34

Total from investment operations	0.25		(0.01)	0.11	0.16	0.72

Less distributions from net investment income	(0.30)		(0.32)	(0.32)	(0.34)	(0.37)

Net asset value, end of year	$ 9.86		$ 9.91	$10.24	$10.45	$10.63

Total return[d]	2.56%		(0.15)%	1.04%	1.56%	7.15%

Ratios to average net assets
Expenses	1.23%	[e]	1.21%	1.19%	1.19%	1.19%
Net investment income	3.00%		2.94%	3.18%	3.37%	3.60%

Supplemental data
Net assets, end of year (000’s)	$173,240		$245,520	$283,260	$282,541	$279,987
Portfolio turnover rate	6.40%		13.33%	10.88%	4.73%	6.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018[a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.80		$10.06

Income from investment operations[b]:
Net investment income[c]	0.36		0.21
Net realized and unrealized gains (losses)	(0.04)		(0.25)

Total from investment operations	0.32		(0.04)

Less distributions from net investment income	(0.37)		(0.22)

Net asset value, end of year	$ 9.75		$ 9.80

Total return[d]	3.30%		(0.43)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.57%		0.57%
Expenses net of waiver and payments by affiliates	0.54%	[f]	0.52%
Net investment income	3.69%		3.63%

Supplemental data
Net assets, end of year (000’s)	$2,282		$2,085
Portfolio turnover rate	6.40%		13.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

138	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Year Ended February 28,
	2019		2018	2017	2016[a]	2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$ 9.80		$10.13	$10.34	$10.52	$10.18

Income from investment operations[b]:
Net investment income[c]	0.36		0.36	0.40	0.41	0.44
Net realized and unrealized gains (losses)	(0.05)		(0.31)	(0.22)	(0.18)	0.34

Total from investment operations	0.31		0.05	0.18	0.23	0.78

Less distributions from net investment income	(0.36)		(0.38)	(0.39)	(0.41)	(0.44)

Net asset value, end of year	$ 9.75		$ 9.80	$10.13	$10.34	$10.52

Total return	3.27%		0.51%	1.72%	2.25%	7.82%

Ratios to average net assets
Expenses	0.58%	[d]	0.56%	0.54%	0.54%	0.54%
Net investment income	3.65%		3.59%	3.83%	4.02%	4.25%

Supplemental data
Net assets, end of year (000’s)	$81,595		$79,153	$85,753	$52,807	$49,301
Portfolio turnover rate	6.40%		13.33%	10.88%	4.73%	6.04%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	139

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2019

Franklin Pennsylvania Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.8%
Pennsylvania 97.2%
Abington School District GO, Montgomery County, Series A, 4.00%, 10/01/42	$12,000,000	$12,471,240
Allegheny County GO,
Series C-65, 5.375%, 5/01/31	2,160,000	2,316,730
Series C-65, Pre-Refunded, 5.375%, 5/01/31	2,840,000	3,063,338
Allegheny County Higher Education Building Authority University Revenue,
Duquesne University, Series A, Pre-Refunded, 5.50%, 3/01/31	3,000,000	3,223,530
Robert Morris University, 5.00%, 10/15/37	1,000,000	1,066,210
Robert Morris University, 5.00%, 10/15/47	1,625,000	1,703,699
Robert Morris University, Refunding, 5.00%, 10/15/34	2,555,000	2,738,500
Robert Morris University, Refunding, 5.00%, 10/15/38	2,080,000	2,195,710
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical Center,
Series A, 5.625%, 8/15/39	12,000,000	12,178,920
Allegheny County Sanitary Authority Sewer Revenue,
Allegheny County, 5.00%, 6/01/43	7,000,000	7,897,750
Allegheny County, AGMC Insured, 5.00%, 6/01/40	5,000,000	5,236,850
Berks County IDA Health System Revenue, Tower Health Project, 5.00%, 11/01/47	5,000,000	5,454,900
Berks County IDA Healthcare Facilities Revenue,
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/38	1,030,000	1,098,598
The Highlands at Wyomissing, Refunding, 5.00%, 5/15/48	1,000,000	1,052,460
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/42	1,000,000	1,052,410
The Highlands at Wyomissing, Refunding, Series A, 5.00%, 5/15/47	600,000	628,596
The Highlands at Wyomissing, Series C, 5.00%, 5/15/37	1,245,000	1,340,118
The Berks County Municipal Authority Revenue, The Reading Hospital and Medical Center Project, Series A, 5.00%, 11/01/44	10,000,000	10,556,000
Bethel Park School District GO, Allegheny County, Pre-Refunded, 5.10%, 8/01/33	2,600,000	2,637,700
Bethlehem Area School District GO, Northampton and Lehigh Counties, AGMC Insured, Pre-Refunded, 5.25%, 1/15/26	6,605,000	6,810,878
Bethlehem GO, Lehigh and Northampton Counties, Refunding, Series B, AGMC Insured, 6.50%, 12/01/32	4,975,000	5,357,776
Bucks County IDAR, George School Project, 5.00%, 9/15/41	5,000,000	5,337,800
Bucks County Water and Sewer Authority Sewer System Revenue, Series A, AGMC Insured, Pre- Refunded, 5.00%, 12/01/35	2,500,000	2,646,700
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 12/01/41	10,000,000	10,908,200
Butler County Hospital Authority Hospital Revenue,
Butler Health System Project, Refunding, Series A, 5.00%, 7/01/39	1,625,000	1,762,296
Butler Health System Project, Series B, Pre-Refunded, 7.25%, 7/01/39	4,500,000	4,580,415
Cambria County General Financing Authority Revenue, AICUP Financing Program, St. Francis University Project, Refunding, Series PP3, 5.00%, 11/01/29	1,000,000	1,073,400
Centennial School District GO, Bucks County, Series A, 5.00%, 12/15/37	5,855,000	6,171,053
Central Bradford Progress Authority Revenue, Guthrie Health Issue, Refunding, 5.375%, 12/01/41	3,000,000	3,214,650
Centre County Hospital Authority Revenue,
Mount Nittany Medical Center Project, Refunding, Series A, 5.00%, 11/15/42	1,215,000	1,352,514
Mount Nittany Medical Center Project, Refunding, Series A, 4.00%, 11/15/47	1,840,000	1,853,506
Chester County IDA Student Housing Revenue,
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/35	500,000	522,060
University Student Housing LLC Project at West Chester University of Pennsylvania, Series A, 5.00%, 8/01/45	1,500,000	1,549,605

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Commonwealth Financing Authority Revenue,
Series A, 5.00%, 6/01/34	$10,000,000	$11,133,800
Series B, 5.00%, 6/01/32	5,000,000	5,162,050
Cumberland County Municipal Authority College Revenue, Dickinson College Project, Assn. of Independent Colleges and Universities of Pennsylvania Financing Program, Series HH1, Pre-Refunded, 5.00%, 11/01/39	1,200,000	1,226,184
Cumberland County Municipal Authority Revenue, Dickinson College Project, 5.00%, 11/01/42	4,500,000	4,862,070
Dallas Area Municipal Authority University Revenue, Misericordia University Project, Refunding, 5.00%, 5/01/37	2,500,000	2,581,225
Dauphin County General Authority Health System Revenue,
Pinnacle Health System Project, Series A, 6.00%, 6/01/36	1,610,000	1,624,023
Pinnacle Health System Project, Series A, 5.00%, 6/01/42	15,590,000	16,626,423
Pinnacle Health System Project, Series A, Pre-Refunded, 6.00%, 6/01/36	8,390,000	8,479,605
Deer Lakes School District GO, Assured Guaranty, Pre-Refunded, 5.50%, 4/01/39	7,500,000	7,521,900
Delaware County Authority Revenue,
Elwyn Project, Refunding, 5.00%, 6/01/27	3,040,000	3,324,058
Elwyn Project, Refunding, 5.00%, 6/01/32	1,620,000	1,738,082
Elwyn Project, Refunding, 5.00%, 6/01/37	1,750,000	1,867,968
Haverford College, Pre-Refunded, 5.00%, 11/15/40	2,375,000	2,466,865
Haverford College, Refunding, 5.00%, 11/15/40	625,000	644,925
Villanova University, 4.00%, 8/01/45	2,120,000	2,182,964
Delaware County Authority University Revenue,
Neumann University, 5.00%, 10/01/25	1,250,000	1,311,188
Neumann University, 5.25%, 10/01/31	1,250,000	1,290,375
Delaware County Regional Water Quality Control Authority Revenue, Sewer, 4.00%, 11/01/36	2,005,000	2,101,160
Delaware County Vocational and Technical School Authority Lease Revenue, Intermediate No. 25 Project, BAM Insured, 5.00%, 11/01/38	1,250,000	1,368,050
East Hempfield Township IDAR,
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	3,250,000	3,347,760
Student Services Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/47	3,750,000	3,904,350
Erie Parking Authority Parking Facilities Revenue,
Guaranteed, AGMC Insured, Pre-Refunded, 5.125%, 9/01/32	1,100,000	1,155,759
Guaranteed, Refunding, AGMC Insured, 5.125%, 9/01/32	3,150,000	3,285,576
Erie Water Authority Water Revenue, Erie County, Refunding, 5.00%, 12/01/43	6,000,000	6,656,400
Falls Township Authority Water and Sewer Revenue, Bucks County, Guaranteed, 5.00%, 12/01/41	2,210,000	2,382,247
Franklin County IDAR, The Chambersburg Hospital Project, 5.375%, 7/01/42	10,000,000	10,408,700
Geisinger Authority Revenue, Geisinger Health System, Montour County, Refunding, Series A-1, 5.00%, 2/15/45	19,055,000	21,118,466
General Authority of Southcentral Pennsylvania Revenue,
Assn. of Independent Colleges and Universities, Financing Program, York College of Pennsylvania Project, Series II, Pre-Refunded, 5.75%, 11/01/41	9,500,000	10,311,775
WellSpan Health Obligated Group, Refunding, Series A, 5.00%, 6/01/44	11,955,000	12,889,642
Indiana County Hospital Authority Hospital Revenue, Indiana Regional Medical Center, Series A, 6.00%, 6/01/39	1,625,000	1,747,574
Lackawanna County GO,
Refunding, Series B, AGMC Insured, 5.00%, 9/01/30	3,025,000	3,147,845
Refunding, Series B, AGMC Insured, 5.00%, 9/01/35	2,735,000	2,839,942
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	5,075,000	5,322,964
Series B, AGMC Insured, Pre-Refunded, 5.00%, 9/01/35	4,765,000	4,997,818

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Lancaster County Hospital Authority Revenue, University of Pennsylvania Health System, Refunding, Series B, 5.00%, 8/15/46	$4,165,000	$4,628,065
Latrobe IDA College Revenue, St. Vincent College Project, 5.00%, 5/01/43	4,120,000	4,266,425
Lehigh County Authority Water and Sewer Revenue, City of Allentown Concession, Series A, 5.00%, 12/01/43	5,240,000	5,771,284
Luzerne County IDA Water Facility Revenue, Pennsylvania-American Water Co. Water Facilities, Refunding, 5.50%, 12/01/39	10,000,000	10,227,600
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Refunding, Series A, 5.75%, 7/01/39	25,000,000	25,289,500
Lycoming County Authority Revenue,
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/38	1,400,000	1,568,826
AICUP Financing Program, Lycoming College Project, Series MM1, 5.25%, 11/01/43	1,495,000	1,671,784
Lycoming County Water and Sewer Authority Revenue, Guaranteed Sewer, AGMC Insured, Pre- Refunded, 5.00%, 11/15/35	5,835,000	5,971,889
McKeesport Municipal Authority Sewer Revenue, Pre-Refunded, 5.75%, 12/15/39	5,000,000	5,158,200
Monroe County Hospital Authority Hospital Revenue, Pocono Medical Center, Series A, Pre-Refunded, 5.00%, 1/01/41	4,000,000	4,356,720
Montgomery County Higher Education and Health Authority Revenue,
Arcadia University, 5.625%, 4/01/40	5,750,000	5,881,272
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/43	3,000,000	3,325,740
Montgomery County IDA Health System Revenue, Jefferson Health System, Series A, 5.00%, 10/01/41	9,600,000	10,228,320
Montgomery County IDAR,
Meadowood Senior Living Project, Refunding, Series A, 5.00%, 12/01/38	2,500,000	2,648,250
New Regional Medical Center Project, Mortgage, FHA Insured, Pre-Refunded, 5.375%, 8/01/38	4,995,000	5,251,443
Northampton County General Purpose Authority Hospital Revenue,
St. Luke’s Hospital Project, Series B, 5.50%, 8/15/33	2,200,000	2,299,726
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/43	2,285,000	2,541,903
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/46	10,000,000	10,952,800
St. Luke’s University Health Network Project, Refunding, Series A, 5.00%, 8/15/48	2,500,000	2,778,650
Northampton County General Purpose Authority Revenue, Higher Education, Lehigh University, Series A,
Pre-Refunded, 5.00%, 11/15/39	5,000,000	5,034,500
Northeastern Hospital and Education Authority Revenue, Wilkes University Project, Series A, 5.25%, 3/01/42	2,400,000	2,494,104
Pennsylvania State Economic Development Financing Authority Revenue,
UPMC, Refunding, Series A, 4.00%, 11/15/42	5,000,000	5,088,100
UPMC, Series A, 5.00%, 2/01/45	5,000,000	5,430,450
Water Facilities, Aqua Pennsylvania Inc. Project, Series B, 5.00%, 12/01/43	25,000,000	26,144,750
Water Facility, Pennsylvania-American Water Co. Project, 6.20%, 4/01/39	12,000,000	12,037,320
Pennsylvania State Higher Educational Facilities Authority Revenue,
AICUP Financing Program, Gwynedd Mercy College Project, Series KK1, 5.375%, 5/01/42	1,800,000	1,859,994
AICUP Financing Program, St. Francis University Project, Series JJ2, Pre-Refunded, 6.25%, 11/01/41	3,840,000	4,292,122
Bryn Mawr College, Refunding, 5.00%, 12/01/44	6,365,000	7,298,364
Edinboro University Foundation, Student Housing Project, Pre-Refunded, 6.00%, 7/01/43	3,500,000	3,695,300
Foundation for Indiana University, Student Housing Project, Series B, Pre-Refunded, 5.00%, 7/01/41	1,250,000	1,379,363
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 5.00%, 10/01/35	1,400,000	1,555,456
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 6.25%, 10/01/43	7,000,000	7,798,980
Shippensburg University Student Services Inc. Student Housing Project at Shippensburg University of Pennsylvania, Pre-Refunded, 5.00%, 10/01/44	2,000,000	2,222,080

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Pennsylvania State Higher Educational Facilities Authority Revenue, (continued)
St. Joseph’s University, Series A, 5.00%, 11/01/40	$15,000,000	$15,582,750
Temple University, First Series, 5.00%, 4/01/42	15,000,000	16,054,950
Thomas Jefferson University, Pre-Refunded, 5.00%, 3/01/40	16,980,000	17,526,926
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/45	7,465,000	8,317,876
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/36	2,750,000	3,199,048
The Trustees of the University of Pennsylvania, Series A, 4.00%, 2/15/43	10,000,000	10,391,100
The Trustees of the University of Pennsylvania, Series A, 5.00%, 8/15/46	14,000,000	15,952,300
The Trustees of the University of Pennsylvania, Series A, 5.00%, 2/15/48	5,000,000	5,765,950
The Trustees of the University of Pennsylvania, Series A, Pre-Refunded, 5.00%, 9/01/41	25,000,000	26,669,750
University of the Sciences in Philadelphia, 5.00%, 11/01/42	5,000,000	5,413,200
University of the Sciences in Philadelphia, Series A, 5.00%, 11/01/36	4,250,000	4,706,237
University of Pennsylvania Health System, 5.00%, 8/15/40	6,475,000	7,203,891
University of Pennsylvania Health System, Pre-Refunded, 5.75%, 8/15/41	3,950,000	4,336,823
University of Pennsylvania Health System, Series A, 4.00%, 8/15/42	5,000,000	5,085,050
University of Pennsylvania Health System, Series A, 5.00%, 8/15/42	9,000,000	10,124,820
University of Pittsburgh Medical Center, Series E, 5.00%, 5/15/31	13,000,000	13,466,050
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue,
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, 5.00%, 7/01/42	5,500,000	5,576,395
University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Refunding, Series A, 5.00%, 7/01/35	1,000,000	1,066,820
Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Senior, Refunding, Series A, 5.00%, 12/01/48	7,500,000	8,493,750
Pennsylvania State Turnpike Commission Turnpike Revenue,
Motor License Fund-Enhanced Turnpike, Special, Subordinate, Series A, Pre-Refunded, 5.50%, 12/01/41	5,000,000	5,331,700
Series C, 5.00%, 12/01/43	10,000,000	10,791,900
Subordinate, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	17,200,000	17,342,403
Subordinate, Series D, Pre-Refunded, 5.125%, 12/01/40	10,000,000	10,258,600
Subseries A, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	2,800,000	2,822,848
Pennsylvania State University Revenue, 5.00%, 3/01/40	1,500,000	1,542,765
5.00%, 9/01/48	5,955,000	6,864,328
Series A, 5.00%, 9/01/40	10,490,000	11,926,501
Series A, 5.00%, 9/01/41	10,000,000	11,401,600
Series A, 5.00%, 9/01/42	15,750,000	18,103,522
Series A, 5.00%, 9/01/47	10,000,000	11,435,900
Philadelphia Airport Revenue,
Refunding, Series B, 5.00%, 7/01/42	10,000,000	11,037,300
Series A, AGMC Insured, 5.00%, 6/15/35	5,000,000	5,181,850
Series A, AGMC Insured, 5.00%, 6/15/40	5,000,000	5,175,400
Philadelphia Authority for IDR,
The Children’s Hospital of Philadelphia Project, Series A, 5.00%, 7/01/42	5,000,000	5,473,300
International Apartments at Temple University, Series A, 5.625%, 6/15/42	4,000,000	4,076,560
Temple University, First Series, 5.00%, 4/01/40	5,000,000	5,574,100
Thomas Jefferson University, Refunding, Series A, 5.00%, 9/01/47	11,150,000	12,236,679
Philadelphia Gas Works Revenue,
1998 General Ordinance, Ninth Series, 5.25%, 8/01/40	3,490,000	3,637,453
1998 General Ordinance, Ninth Series, Pre-Refunded, 5.25%, 8/01/40	2,230,000	2,340,630
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/42	5,000,000	5,518,450

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STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Philadelphia Gas Works Revenue, (continued)
1998 General Ordinance, Refunding, Fifteenth Series, 5.00%, 8/01/47	$6,000,000	$6,606,660
1998 General Ordinance, Refunding, Fourteenth Series, 5.00%, 10/01/32	1,000,000	1,134,300
Twelfth, Series B, NATL Insured, ETM, 7.00%, 5/15/20	200,000	206,942
Philadelphia GO,
Refunding, Series A, Assured Guaranty, 5.125%, 8/01/25	4,480,000	4,540,794
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/26	4,460,000	4,523,332
Series A, 5.25%, 7/15/33	5,000,000	5,359,200
Series A, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/25	520,000	527,592
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/26	540,000	548,159
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	5,000,000	5,298,300
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, AGMC Insured, 5.00%, 12/01/21	5,000,000	5,014,650
Philadelphia Municipal Authority Lease Revenue,
Pre-Refunded, 6.50%, 4/01/34	3,250,000	3,262,155
Pre-Refunded, 6.50%, 4/01/39	2,500,000	2,509,350
Philadelphia Water and Wastewater Revenue,
Series A, 5.00%, 7/01/40	10,000,000	11,073,900
Series A, 5.00%, 1/01/41	13,000,000	13,558,870
Series A, 5.00%, 10/01/42	10,000,000	11,247,400
Series A, 5.125%, 1/01/43	5,000,000	5,334,350
Series A, 5.00%, 10/01/43	5,000,000	5,654,100
Series A, 5.00%, 7/01/45	5,000,000	5,516,150
Series A, 5.00%, 10/01/47	5,000,000	5,611,350
Series C, AGMC Insured, 5.00%, 8/01/35	1,620,000	1,695,913
Series C, AGMC Insured, Pre-Refunded, 5.00%, 8/01/35	5,380,000	5,635,980
Pine-Richland School District GO, Allegheny County, Assured Guaranty, 5.00%, 3/01/39	15,130,000	15,721,734
Pocono Mountains Industrial Park Authority Hospital Revenue, St. Luke’s Hospital, Monroe Project, Series A, 5.00%, 8/15/40	5,000,000	5,412,750
Scranton-Lackawanna Health and Welfare Authority Revenue, University of Scranton, Refunding, 5.00%, 11/01/37	4,000,000	4,363,480
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/01/35	10,000,000	10,469,800
State College Area School District GO,
Centre County, 5.00%, 5/15/37	1,075,000	1,253,450
Centre County, 5.00%, 3/15/40	16,400,000	18,293,708
Centre County, 5.00%, 5/15/44	3,500,000	4,013,695
State Public School Building Authority Revenue,
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/32	7,095,000	8,113,771
Commonwealth of Pennsylvania, School Lease, The School District of Philadelphia Project,
Refunding, Series A, AGMC Insured, 5.00%, 6/01/33	3,000,000	3,410,640
Swarthmore Borough Authority Revenue, Swarthmore College, 5.00%, 9/15/43	1,000,000	1,121,300
Union County Higher Educational Facilities Financing Authority University Revenue, Bucknell University, Series A, 5.00%, 4/01/42	5,000,000	5,396,250
Washington County IDA College Revenue,
Washington and Jefferson College, Pre-Refunded, 5.25%, 11/01/30	7,525,000	7,841,501
Washington and Jefferson College Project, Pre-Refunded, 5.00%, 11/01/36	8,470,000	8,802,024
West Cornwall Township Municipal Authority Healthcare Facilities Revenue, Pleasant View Retirement Community Project, Refunding, 5.00%, 12/15/38	2,000,000	2,117,240

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Pennsylvania Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Whitehall-Coplay School District GO,
Series A, AGMC Insured, 5.375%, 11/15/34	$555,000	$558,474
Series A, AGMC Insured, Pre-Refunded, 5.375%, 11/15/34	5,445,000	5,485,456

		1,063,475,320

U.S. Territories 1.6%
Puerto Rico 1.6%
[a] Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	5,000,000	3,431,250
Series TT, 5.00%, 7/01/32	5,100,000	3,499,875
Series XX, 5.25%, 7/01/40	16,020,000	10,993,725

		17,924,850

Total Municipal Bonds before Short Term Investments (Cost $1,055,260,632)		1,081,400,170

Short Term Investments (Cost $970,000) 0.1%

Municipal Bonds 0.1%
Pennsylvania 0.1%
[b] Emmaus General Authority Revenue, SPA Wells Fargo Bank, Weekly VRDN and Put, 1.80%, 12/01/28	970,000	970,000

Total Investments (Cost $1,056,230,632) 98.9%		1,082,370,170
Other Assets, less Liabilities 1.1%		11,786,441

Net Assets 100.0%		$1,094,156,611

See Abbreviations on page 171.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2019

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$845,634,882	$639,599,194	$209,824,255	$866,011,289

Value - Unaffiliated issuers	$879,104,122	$658,910,936	$216,753,537	$893,556,452
Cash	298,163	780,561	1,136,734	3,976,336
Receivables:
Capital shares sold	1,184,760	1,843,569	1,718	255,237
Interest	7,754,660	8,429,109	2,004,178	11,985,747
Other assets	957	721	241	985

Total assets	888,342,662	669,964,896	219,896,408	909,774,757
Liabilities:
Payables:
Capital shares redeemed	1,793,437	1,340,254	129,981	1,165,482
Management fees	352,477	270,811	101,731	360,867
Distribution fees	97,283	76,266	27,848	102,074
Transfer agent fees	74,969	65,435	21,500	89,263
Distributions to shareholders	306,624	118,194	110,477	267,276
Accrued expenses and other liabilities	34,536	44,733	17,866	52,094

Total liabilities	2,659,326	1,915,693	409,403	2,037,056

Net assets, at value	$885,683,336	$668,049,203	$219,487,005	$907,737,701

Net assets consist of:
Paid-in capital	$911,927,641	$692,987,550	$247,748,731	$948,901,846
Total distributable earnings (loss)	(26,244,305)	(24,938,347)	(28,261,726)	(41,164,145)
Net assets, at value	$885,683,336	$668,049,203	$219,487,005	$907,737,701

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Class A:
Net assets, at value	$44,515,846	$35,153,018	$13,765,277	$33,739,458
Shares outstanding	4,207,245	3,105,894	1,369,044	2,982,100
Net asset value per share[a]	$10.58	$11.32	$10.05	$11.31
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.05	$11.82	$10.50	$11.81
Class A1:
Net assets, at value	$661,250,039	$462,924,520	$160,148,232	$727,704,519
Shares outstanding	62,597,534	40,920,605	15,946,892	64,395,519
Net asset value per share[a]	$10.56	$11.31	$10.04	$11.30
Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.03	$11.81	$10.49	$11.80
Class C:
Net assets, at value	$77,215,853	$69,045,449	$26,075,537	$80,061,926
Shares outstanding	7,185,160	6,028,498	2,574,994	6,971,190
Net asset value and maximum offering price per share[a]	$10.75	$11.45	$10.13	$11.48
Class R6:
Net assets, at value	$12,561,925	$8,396,079	$146,861	$3,041,531
Shares outstanding	1,185,472	741,608	14,625	268,044
Net asset value and maximum offering price per share	$10.60	$11.32	$10.04	$11.35
Advisor Class:
Net assets, at value	$90,139,673	$92,530,137	$19,351,098	$63,190,267
Shares outstanding	8,505,778	8,178,766	1,928,007	5,573,337
Net asset value and maximum offering price per share	$10.60	$11.31	$10.04	$11.34

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$910,678,529	$1,412,088,965	$1,099,446,081	$1,056,230,632

Value - Unaffiliated issuers	$933,201,993	$1,461,712,990	$1,135,264,402	$1,082,370,170
Cash	66,724	360,108	8,189,146	192,544
Receivables:
Capital shares sold	959,473	693,493	199,263	583,683
Interest	7,952,129	15,463,832	12,697,190	14,057,203
Other assets	1,017	1,589	1,242	1,187

Total assets	942,181,336	1,478,232,012	1,156,351,243	1,097,204,787

Liabilities:
Payables:
Investment securities purchased	—	13,069,440	—	—
Capital shares redeemed	1,176,387	1,722,616	1,522,173	1,944,642
Management fees	372,726	568,222	452,959	430,482
Distribution fees	126,576	196,967	139,728	156,485
Transfer agent fees	129,616	154,536	103,477	114,434
Distributions to shareholders	192,178	307,677	214,122	330,069
Accrued expenses and other liabilities	49,054	76,173	63,181	72,064

Total liabilities	2,046,537	16,095,631	2,495,640	3,048,176

Net assets, at value	$940,134,799	$1,462,136,381	$1,153,855,603	$1,094,156,611

Net assets consist of:
Paid-in capital	$928,096,881	$1,446,754,091	$1,191,055,665	$1,158,117,589
Total distributable earnings (loss)	12,037,918	15,382,290	(37,200,062)	(63,960,978)

Net assets, at value	$940,134,799	$1,462,136,381	$1,153,855,603	$1,094,156,611

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2019

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Class A:
Net assets, at value	$39,128,579	$75,132,155	$62,118,972	$52,672,672
Shares outstanding	3,235,023	6,013,375	5,465,459	5,410,662
Net asset value per share[a]	$12.10	$12.49	$11.37	$9.73
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.64	$13.04	$11.87	$10.16
Class A1:
Net assets, at value	$588,877,780	$985,590,181	$843,042,066	$784,366,678
Shares outstanding	48,692,060	78,923,523	74,231,668	80,584,755
Net asset value per share[a]	$12.09	$12.49	$11.36	$9.73
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.63	$13.04	$11.86	$10.16
Class C:
Net assets, at value	$148,268,778	$215,045,057	$128,133,474	$173,240,168
Shares outstanding	12,119,908	16,983,448	11,104,391	17,563,766
Net asset value and maximum offering price per share[a]	$12.23	$12.66	$11.54	$9.86
Class R6:
Net assets, at value	$7,176,523	$6,941,581	$13,308,485	$2,282,420
Shares outstanding	592,414	555,136	1,170,957	234,127
Net asset value and maximum offering price per share	$12.11	$12.50	$11.37	$9.75
Advisor Class:
Net assets, at value	$156,683,139	$179,427,407	$107,252,606	$81,594,673
Shares outstanding	12,940,024	14,351,890	9,430,866	8,371,158
Net asset value and maximum offering price per share	$12.11	$12.50	$11.37	$9.75

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2019

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$35,443,342	$27,140,320	$9,188,746	$34,259,969

Expenses:
Management fees (Note 3a)	4,302,412	3,309,334	1,295,371	4,416,052
Distribution fees: (Note 3c)
Class A	26,517	22,997	10,896	27,903
Class A1	698,678	491,413	175,014	756,290
Class C	601,373	562,338	236,458	673,716
Transfer agent fees: (Note 3e)
Class A	6,540	6,328	3,052	7,792
Class A1	434,839	340,934	123,418	531,437
Class C	57,580	60,022	25,649	72,831
Class R6	5,746	4,424	106	1,816
Advisor Class	55,284	59,895	13,851	38,782
Custodian fees (Note 4)	7,592	5,445	1,965	7,785
Reports to shareholders	34,855	33,854	16,767	44,617
Registration and filing fees	43,270	27,316	21,982	55,801
Professional fees	52,983	113,881	50,913	69,536
Trustees’ fees and expenses	7,111	5,124	1,910	7,333
Other	46,749	49,648	17,162	110,396

Total expenses	6,381,529	5,092,953	1,994,514	6,822,087
Expense reductions (Note 4)	(6,522)	(4,605)	(1,733)	(6,732)
Expenses waived/paid by affiliates (Note 3f)	(2,025)	(2,026)	(46)	(974)

Net expenses	6,372,982	5,086,322	1,992,735	6,814,381

Net investment income	29,070,360	22,053,998	7,196,011	27,445,588

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(3,016,468)	(650,247)	(574,865)	1,077,246

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,034,735	(228,447)	(316,038)	3,321,573

Net realized and unrealized gain (loss)	(981,733)	(878,694)	(890,903)	4,398,819

Net increase (decrease) in net assets resulting from operations	$28,088,627	$21,175,304	$6,305,108	$31,844,407

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2019

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$35,694,124	$55,696,782	$45,467,786	$47,832,261

Expenses:
Management fees (Note 3a)	4,650,303	7,024,449	5,550,382	5,322,496
Distribution fees: (Note 3c)
Class A	28,588	55,686	36,019	39,263
Class A1	622,339	1,036,146	896,662	822,801
Class C	1,148,766	1,735,954	1,003,226	1,381,258
Transfer agent fees: (Note 3e)
Class A	9,620	15,967	9,121	11,195
Class A1	527,903	748,117	572,299	591,009
Class C	149,917	192,833	98,511	152,637
Class R6	4,399	3,405	5,379	1,160
Advisor Class	138,693	128,517	65,429	56,456
Custodian fees (Note 4)	8,313	12,698	9,786	9,462
Reports to shareholders	55,832	79,643	55,303	59,160
Registration and filing fees	53,734	59,238	18,811	28,152
Professional fees	52,850	53,621	106,325	280,537
Trustees’ fees and expenses	7,752	11,875	9,283	8,933
Other	61,815	65,460	69,509	61,550

Total expenses	7,520,824	11,223,609	8,506,045	8,826,069
Expense reductions (Note 4)	(7,025)	(10,952)	(8,395)	(8,188)
Expenses waived/paid by affiliates (Note 3f)	(2,011)	(1,187)	(1,358)	(556)

Net expenses	7,511,788	11,211,470	8,496,292	8,817,325

Net investment income	28,182,336	44,485,312	36,971,494	39,014,936

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(814,919)	(1,187,498)	(462,604)	1,478,839

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,702,695	3,580,616	(1,970,261)	(6,620,458)

Net realized and unrealized gain (loss)	887,776	2,393,118	(2,432,865)	(5,141,619)

Net increase (decrease) in net assets resulting from operations	$29,070,112	$46,878,430	$34,538,629	$33,873,317

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 29,070,360	$ 32,660,284	$ 22,053,998	$ 23,449,879
Net realized gain (loss)	(3,016,468)	(14,984,713)	(650,247)	(23,453,587)
Net change in unrealized appreciation (depreciation)	2,034,735	(2,273,761)	(228,447)	2,975,926

Net increase (decrease) in net assets resulting from operations	28,088,627	15,401,810	21,175,304	2,972,218

Distributions to shareholders: (Note 1d)
Class A	(329,120)	—	(292,633)	—
Class A1	(23,221,984)	(26,610,495)	(16,333,215)	(18,282,843)
Class C	(2,509,936)	(3,243,314)	(2,359,389)	(3,001,669)
Class R6	(424,153)	(129,261)	(275,326)	(71,781)
Advisor Class	(3,022,932)	(3,329,518)	(2,952,598)	(2,766,502)

Total distributions to shareholders	(29,508,125)	(33,312,588)	(22,213,161)	(24,122,795)

Capital share transactions: (Note 2)
Class A	44,062,262	—	34,737,451	—
Class A1	(74,841,448)	(18,324,428)	(57,418,201)	(16,401,065)
Class C	(27,394,481)	(11,446,462)	(30,354,829)	(12,655,152)
Class R6	1,770,118	11,045,004	727,826	7,801,728
Advisor Class	3,459,608	(2,238,528)	13,563,508	7,909,813

Total capital share transactions	(52,943,941)	(20,964,414)	(38,744,245)	(13,344,676)

Net increase (decrease) in net assets	(54,363,439)	(38,875,192)	(39,782,102)	(34,495,253)
Net assets:
Beginning of year	940,046,775	978,921,967	707,831,305	742,326,558

End of year (Note 1d)	$885,683,336	$940,046,775	$668,049,203	$707,831,305

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$7,196,011	$8,715,487	$27,445,588	$31,596,483
Net realized gain (loss)	(574,865)	(13,014,576)	1,077,246	(46,516,786)
Net change in unrealized appreciation (depreciation)	(316,038)	4,284,014	3,321,573	23,897,263

Net increase (decrease) in net assets resulting from operations	6,305,108	(15,075)	31,844,407	8,976,960

Distributions to shareholders: (Note 1d)
Class A	(130,696)	—	(313,581)	—
Class A1	(5,650,306)	(6,906,409)	(23,369,782)	(26,876,219)
Class C	(966,266)	(1,495,568)	(2,588,466)	(3,512,927)
Class R6	(6,772)	(3,923)	(89,516)	(25,224)
Advisor Class	(653,361)	(887,475)	(1,749,364)	(2,184,292)

Total distributions to shareholders	(7,407,401)	(9,293,375)	(28,110,709)	(32,598,662)

Capital share transactions: (Note 2)
Class A	13,582,140	—	33,005,165	—
Class A1	(26,635,624)	(28,309,571)	(73,128,521)	(44,541,564)
Class C	(18,752,227)	(14,902,294)	(44,426,861)	(14,593,391)
Class R6	(175,178)	329,749	516,884	2,560,407
Advisor Class	(1,429,416)	(4,581,302)	9,322,287	(12,671,584)

Total capital share transactions	(33,410,305)	(47,463,418)	(74,711,046)	(69,246,132)

Net increase (decrease) in net assets	(34,512,598)	(56,771,868)	(70,977,348)	(92,867,834)
Net assets:
Beginning of year	253,999,603	310,771,471	978,715,049	1,071,582,883

End of year (Note 1d)	$219,487,005	$253,999,603	$907,737,701	$978,715,049

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$28,182,336	$29,793,293	$44,485,312	$46,853,290
Net realized gain (loss)	(814,919)	238,072	(1,187,498)	1,282,032
Net change in unrealized appreciation (depreciation)	1,702,695	(16,428,118)	3,580,616	(13,653,246)
Net increase (decrease) in net assets resulting from operations	29,070,112	13,603,247	46,878,430	34,482,076
Distributions to shareholders: (Note 1d)
Class A	(319,694)	—	(650,097)	—
Class A1	(18,382,969)	(19,638,537)	(31,610,658)	(33,959,387)
Class C	(4,182,708)	(4,903,572)	(6,553,396)	(7,877,542)
Class R6	(245,683)	(72,721)	(234,944)	(74,707)
Advisor Class	(4,983,682)	(5,002,534)	(5,595,932)	(4,990,817)
Total distributions to shareholders	(28,114,736)	(29,617,364)	(44,645,027)	(46,902,453)
Capital share transactions: (Note 2)
Class A	38,372,541	—	73,713,773	—
Class A1	(69,061,621)	(27,201,954)	(106,068,594)	(21,952,169)
Class C	(55,265,299)	(16,402,602)	(92,221,547)	(20,293,902)
Class R6	(1,152,365)	8,500,525	(909,915)	7,992,613
Advisor Class	(3,595,292)	(7,017,726)	8,931,582	28,257,939
Total capital share transactions	(90,702,036)	(42,121,757)	(116,554,701)	(5,995,519)
Net increase (decrease) in net assets	(89,746,660)	(58,135,874)	(114,321,298)	(18,415,896)
Net assets:
Beginning of year	1,029,881,459	1,088,017,333	1,576,457,679	1,594,873,575
End of year (Note 1d)	$940,134,799	$1,029,881,459	$1,462,136,381	$1,576,457,679

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$36,971,494	$39,737,878	$39,014,936	$42,812,106
Net realized gain (loss)	(462,604)	(17,017,568)	1,478,839	(37,289,599)
Net change in unrealized appreciation (depreciation)	(1,970,261)	(6,677,925)	(6,620,458)	(1,099,927)
Net increase (decrease) in net assets resulting from operations	34,538,629	16,042,385	33,873,317	4,422,580
Distributions to shareholders: (Note 1d)
Class A	(440,694)	—	(552,264)	—
Class A1	(28,449,005)	(31,619,580)	(29,946,504)	(34,112,085)
Class C	(3,964,840)	(5,073,659)	(6,445,382)	(8,381,395)
Class R6	(440,643)	(159,854)	(76,068)	(26,238)
Advisor Class	(3,347,127)	(3,476,937)	(2,934,883)	(3,248,628)
Total distributions to shareholders	(36,642,309)	(40,330,030)	(39,955,101)	(45,768,346)
Capital share transactions: (Note 2)
Class A	61,443,188	—	52,225,940	—
Class A1	(87,922,657)	(11,437,538)	(71,773,715)	(51,611,257)
Class C	(46,252,427)	(18,599,251)	(70,730,726)	(29,162,038)
Class R6	114,776	13,497,349	209,240	2,118,466
Advisor Class	6,075,970	6,794,464	2,813,572	(3,837,951)
Total capital share transactions	(66,541,150)	(9,744,976)	(87,255,689)	(82,492,780)
Net increase (decrease) in net assets	(68,644,830)	(34,032,621)	(93,337,473)	(123,838,546)
Net assets:
Beginning of year	1,222,500,433	1,256,533,054	1,187,494,084	1,311,332,630
End of year (Note 1d)	$1,153,855,603	$1,222,500,433	$1,094,156,611	$1,187,494,084

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds (Funds), eight of which are included in this report and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Effective September 10, 2018, Class A shares were renamed Class A1, and Funds began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.   Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.   Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

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sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.   Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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1. Organization and Significant Accounting Policies (continued)

For the year ended February 28, 2018, distributions to shareholders were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
Distributions from net investment income:
Class A1	$(26,610,495)	$(18,282,843)	$(6,906,409)	$(26,876,219)
Class C	(3,243,314)	(3,001,669)	(1,495,568)	(3,512,927)
Class R6	(129,261)	(71,781)	(3,923)	(25,224)
Advisor Class	(3,329,518)	(2,766,502)	(887,475)	(2,184,292)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
Distributions from net investment income:
Class A1	$(19,638,537)	$(33,959,387)	$(31,619,580)	$(34,112,085)
Class C	(4,903,572)	(7,877,542)	(5,073,659)	(8,381,395)
Class R6	(72,721)	(74,707)	(159,854)	(26,238)
Advisor Class	(5,002,534)	(4,990,817)	(3,476,937)	(3,248,628)

For the year ended February 28, 2018, undistributed net investment income included in net assets were as follows:

Fund	Undistributed net investment income
Franklin Arizona Tax-Free Income Fund	$1,436,990
Franklin Colorado Tax-Free Income Fund	$1,080,758
Franklin Connecticut Tax-Free Income Fund	$ 703,005
Franklin Michigan Tax-Free Income Fund	$2,023,498
Franklin Minnesota Tax-Free Income Fund	$ 565,639
Franklin Ohio Tax-Free Income Fund	$1,086,855
Franklin Oregon Tax-Free Income Fund	$1,052,087
Franklin Pennsylvania Tax-Free Income Fund	$2,166,579

2. Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	4,472,392	$ 46,844,249	3,602,303	$ 40,276,422
Shares issued in reinvestment of distributions	29,128	306,796	25,606	288,448
Shares redeemed	(294,275)	(3,088,783)	(522,015)	(5,827,419)

Net increase (decrease)	4,207,245	$ 44,062,262	3,105,894	$ 34,737,451

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	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 28, 2019
Shares sold	4,673,827	$49,282,451	3,266,829	$36,883,616
Shares issued in reinvestment of distributions	1,887,427	19,870,667	1,336,153	15,069,918
Shares redeemed	(13,690,538)	(143,994,566)	(9,709,486)	(109,371,735)
Net increase (decrease)	(7,129,284)	$(74,841,448)	(5,106,504)	$(57,418,201)

Year ended February 28, 2018
Shares sold	7,581,370	$81,621,335	5,644,016	$65,302,273
Shares issued in reinvestment of distributions	2,115,434	22,760,771	1,463,062	16,892,541
Shares redeemed	(11,404,577)	(122,706,534)	(8,546,116)	(98,595,879)
Net increase (decrease)	(1,707,773)	$(18,324,428)	(1,439,038)	$(16,401,065)

Class C Shares:
Year ended February 28, 2019
Shares sold	899,371	$9,627,048	480,319	$5,482,383
Shares issued in reinvestment of distributions	219,034	2,346,035	199,188	2,274,740
Shares redeemed[b]	(3,698,158)	(39,367,564)	(3,359,173)	(38,111,952)
Net increase (decrease)	(2,579,753)	$(27,394,481)	(2,679,666)	$(30,354,829)
Year ended February 28, 2018
Shares sold	1,187,924	$13,019,083	800,776	$9,366,769
Shares issued in reinvestment of distributions	274,355	3,000,651	245,197	2,865,298
Shares redeemed	(2,507,365)	(27,466,196)	(2,129,605)	(24,887,219)
Net increase (decrease)	(1,045,086)	$(11,446,462)	(1,083,632)	$(12,655,152)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	505,972	$5,350,913	362,071	$4,082,157
Shares issued in reinvestment of distributions	40,175	424,147	24,039	271,249
Shares redeemed	(380,612)	(4,004,942)	(322,157)	(3,625,580)
Net increase (decrease)	165,535	$1,770,118	63,953	$727,826
Year ended February 28, 2018[c]
Shares sold	1,108,115	$11,991,745	744,909	$8,574,409
Shares issued in reinvestment of distributions	12,055	129,187	6,279	71,686
Shares redeemed	(100,233)	(1,075,928)	(73,533)	(844,367)
Net increase (decrease)	1,019,937	$11,045,004	677,655	$7,801,728

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2. Shares of Beneficial Interest (continued)

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	3,829,181	$40,445,495	4,014,901	$45,293,847
Shares issued in reinvestment of distributions	240,787	2,543,068	248,832	2,806,022
Shares redeemed	(3,746,746)	(39,528,955)	(3,068,980)	(34,536,361)

Net increase (decrease)	323,222	$3,459,608	1,194,753	$13,563,508

Year ended February 28, 2018
Shares sold	3,528,139	$38,136,887	2,948,349	$34,133,539
Shares issued in reinvestment of distributions	242,266	2,613,946	222,976	2,573,865
Shares redeemed	(3,981,127)	(42,989,361)	(2,496,011)	(28,797,591)

Net increase (decrease)	(210,722)	$(2,238,528)	675,314	$7,909,813

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	1,469,597	$14,583,725	3,137,898	$34,745,452
Shares issued in reinvestment of distributions	12,561	125,691	26,019	292,010
Shares redeemed	(113,114)	(1,127,276)	(181,817)	(2,032,297)

Net increase (decrease)	1,369,044	$13,582,140	2,982,100	$33,005,165

Class A1 Shares:
Year ended February 28, 2019
Shares sold	531,115	$5,333,216	2,769,668	$31,077,729
Shares issued in reinvestment of distributions	448,667	4,497,294	1,790,868	20,078,461
Shares redeemed	(3,643,781)	(36,466,134)	(11,096,040)	(124,284,711)

Net increase (decrease)	(2,663,999)	$(26,635,624)	(6,535,504)	$(73,128,521)

Year ended February 28, 2018
Shares sold	1,262,137	$12,977,178	4,102,045	$46,993,713
Shares issued in reinvestment of distributions	544,987	5,593,991	2,015,968	23,061,519
Shares redeemed	(4,561,589)	(46,880,740)	(10,006,401)	(114,596,796)

Net increase (decrease)	(2,754,465)	$(28,309,571)	(3,888,388)	$(44,541,564)

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	Franklin Connecticut Tax-Free Income Fund		Franklin Michigan Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended February 28, 2019
Shares sold	143,338	$1,448,470	474,235	$5,393,713
Shares issued in reinvestment of distributions	84,763	856,959	207,285	2,361,278
Shares redeemed[b]	(2,098,797)	(21,057,656)	(4,620,726)	(52,181,852)

Net increase (decrease)	(1,870,696)	$(18,752,227)	(3,939,206)	$(44,426,861)

Year ended February 28, 2018
Shares sold	194,279	$2,010,772	1,043,672	$12,148,527
Shares issued in reinvestment of distributions	123,869	1,281,858	272,056	3,161,178
Shares redeemed	(1,756,924)	(18,194,924)	(2,570,832)	(29,903,096)

Net increase (decrease)	(1,438,776)	$(14,902,294)	(1,255,104)	$(14,593,391)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	5,018	$50,330	128,314	$1,444,867
Shares issued in reinvestment of distributions	675	6,772	7,947	89,421
Shares redeemed	(23,189)	(232,280)	(90,502)	(1,017,404)
Net increase (decrease)	(17,496)	$(175,178)	45,759	$516,884
Year ended February 28, 2018[c]
Shares sold	32,701	$335,695	255,467	$2,939,820
Shares issued in reinvestment of distributions	379	3,853	2,205	25,129
Shares redeemed	(959)	(9,799)	(35,387)	(404,542)

Net increase (decrease)	32,121	$329,749	222,285	$2,560,407

Advisor Class Shares:

Year ended February 28, 2019
Shares sold	492,895	$4,935,038	2,616,170	$29,445,369
Shares issued in reinvestment of distributions	47,013	470,872	140,906	1,584,501
Shares redeemed	(681,706)	(6,835,326)	(1,932,151)	(21,707,583)

Net increase (decrease)	(141,798)	$(1,429,416)	824,925	$9,322,287

Year ended February 28, 2018
Shares sold	718,610	$7,408,151	1,933,147	$22,242,090
Shares issued in reinvestment of distributions	61,414	630,028	172,187	1,976,958
Shares redeemed	(1,230,629)	(12,619,481)	(3,214,623)	(36,890,632)

Net increase (decrease)	(450,605)	$(4,581,302)	(1,109,289)	$(12,671,584)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	3,471,174	$41,193,528	6,230,489	$76,399,134
Shares issued in reinvestment of distributions	25,165	302,349	50,280	624,333
Shares redeemed	(261,316)	(3,123,336)	(267,394)	(3,309,694)
Net increase (decrease)	3,235,023	$38,372,541	6,013,375	$73,713,773

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2. Shares of Beneficial Interest (continued)

	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A1 Shares:
Year ended February 28, 2019
Shares sold	4,257,294	$51,180,666	4,312,003	$53,510,875
Shares issued in reinvestment of distributions	1,361,470	16,351,081	2,321,383	28,795,138
Shares redeemed	(11,384,714)	(136,593,368)	(15,201,731)	(188,374,607)

Net increase (decrease)	(5,765,950)	$(69,061,621)	(8,568,345)	$(106,068,594)

Year ended February 28, 2018
Shares sold	5,907,491	$72,730,009	8,107,342	$102,625,714
Shares issued in reinvestment of distributions	1,481,264	18,218,129	2,455,835	31,048,512
Shares redeemed	(9,596,366)	(118,150,092)	(12,301,390)	(155,626,395)

Net increase (decrease)	(2,207,611)	$(27,201,954)	(1,738,213)	$(21,952,169)

Class C Shares:
Year ended February 28, 2019
Shares sold	832,569	$10,099,531	1,324,282	$16,661,477
Shares issued in reinvestment of distributions	330,463	4,015,048	492,550	6,194,895
Shares redeemed[b]	(5,748,166)	(69,379,878)	(9,226,881)	(115,077,919)
Net increase (decrease)	(4,585,134)	$(55,265,299)	(7,410,049)	$(92,221,547)
Year ended February 28, 2018
Shares sold	1,486,120	$18,509,643	2,420,867	$31,064,739
Shares issued in reinvestment of distributions	374,274	4,654,024	577,410	7,397,332
Shares redeemed	(3,176,734)	(39,566,269)	(4,583,484)	(58,755,973)

Net increase (decrease)	(1,316,340)	$(16,402,602)	(1,585,207)	$(20,293,902)

Class R6 Shares:
Year ended February 28, 2019
Shares sold	235,655	$2,831,307	178,486	$2,214,776
Shares issued in reinvestment of distributions	18,564	223,299	18,163	225,608
Shares redeemed	(351,834)	(4,206,971)	(270,522)	(3,350,299)

Net increase (decrease)	(97,615)	$(1,152,365)	(73,873)	$(909,915)

Year ended February 28, 2018[c]
Shares sold	746,692	$9,196,721	660,808	$8,394,607
Shares issued in reinvestment of distributions	5,943	72,660	5,926	74,642
Shares redeemed	(62,606)	(768,856)	(37,725)	(476,636)
Net increase (decrease)	690,029	$8,500,525	629,009	$7,992,613

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	Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	6,456,943	$77,601,949	4,944,933	$61,429,440
Shares issued in reinvestment of distributions	403,743	4,855,002	411,754	5,113,342
Shares redeemed	(7,175,645)	(86,052,243)	(4,660,022)	(57,611,200)

Net increase (decrease)	(314,959)	$(3,595,292)	696,665	$8,931,582

Year ended February 28, 2018
Shares sold	4,979,847	$61,292,751	4,734,280	$59,960,883
Shares issued in reinvestment of distributions	390,891	4,814,057	355,937	4,504,773
Shares redeemed	(5,922,205)	(73,124,534)	(2,858,102)	(36,207,717)

Net increase (decrease)	(551,467)	$(7,017,726)	2,232,115	$28,257,939

[a]For the period September 10, 2018 (effective date) to February 28, 2019.

[b]May include a portion of Class C shares that were automatically converted to Class A.

[c]For the period August 1, 2017 (effective date) to February 28, 2018.

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2019[a]
Shares sold[b]	5,753,366	$64,683,035	5,891,427	$56,882,555
Shares issued in reinvestment of distributions	37,994	429,968	53,243	516,433
Shares redeemed	(325,901)	(3,669,815)	(534,008)	(5,173,048)

Net increase (decrease)	5,465,459	$61,443,188	5,410,662	$52,225,940

Class A1 Shares:
Year ended February 28, 2019
Shares sold	6,416,083	$72,723,407	3,612,877	$35,176,931
Shares issued in reinvestment of distributions	2,309,492	26,124,703	2,755,522	26,821,492
Shares redeemed	(16,549,910)	(186,770,767)	(13,759,505)	(133,772,138)

Net increase (decrease)	(7,824,335)	$(87,922,657)	(7,391,106)	$(71,773,715)

Year ended February 28, 2018
Shares sold	10,292,829	$119,270,001	7,025,877	$70,231,758
Shares issued in reinvestment of distributions	2,495,298	28,873,297	3,048,256	30,425,960
Shares redeemed	(13,778,003)	(159,580,836)	(15,257,473)	(152,268,975)

Net increase (decrease)	(989,876)	$(11,437,538)	(5,183,340)	$(51,611,257)

Class C Shares:
Year ended February 28, 2019
Shares sold	1,148,936	$13,197,361	996,605	$9,824,819
Shares issued in reinvestment of distributions	332,784	3,824,278	596,346	5,881,592
Shares redeemed[b]	(5,538,841)	(63,274,066)	(8,804,115)	(86,437,137)

Net increase (decrease)	(4,057,121)	$(46,252,427)	(7,211,164)	$(70,730,726)

Year ended February 28, 2018
Shares sold	1,711,960	$20,147,603	1,783,883	$18,075,813
Shares issued in reinvestment of distributions	411,760	4,838,216	748,545	7,565,175
Shares redeemed	(3,703,982)	(43,585,070)	(5,419,009)	(54,803,026)

Net increase (decrease)	(1,580,262)	$(18,599,251)	(2,886,581)	$(29,162,038)

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2.  Shares of Beneficial Interest (continued)

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended February 28, 2019
Shares sold	372,489	$4,215,235	117,921	$1,147,509
Shares issued in reinvestment of distributions	38,301	433,533	7,394	72,060
Shares redeemed	(401,706)	(4,533,992)	(103,978)	(1,010,329)

Net increase (decrease)	9,084	$114,776	21,337	$209,240

Year ended February 28, 2018[c]
Shares sold	1,346,401	$15,614,361	232,146	$2,310,364
Shares issued in reinvestment of distributions	13,907	159,785	2,649	26,160
Shares redeemed	(198,435)	(2,276,797)	(22,005)	(218,058)

Net increase (decrease)	1,161,873	$13,497,349	212,790	$2,118,466

Advisor Class Shares:
Year ended February 28, 2019
Shares sold	3,810,933	$43,123,387	2,850,152	$27,725,166
Shares issued in reinvestment of distributions	276,318	3,129,499	261,971	2,553,175
Shares redeemed	(3,555,074)	(40,176,916)	(2,820,400)	(27,464,769)

Net increase (decrease)	532,177	$6,075,970	291,723	$2,813,572

Year ended February 28, 2018
Shares sold	4,121,131	$47,835,882	2,605,534	$26,076,834
Shares issued in reinvestment of distributions	280,098	3,245,399	278,136	2,779,673
Shares redeemed	(3,818,615)	(44,286,817)	(3,271,411)	(32,694,458)

Net increase (decrease)	582,614	$6,794,464	(387,741)	$(3,837,951)

aFor the period September 10, 2018 (effective date) to February 28, 2019.

bMay include a portion of Class C shares that were automatically converted to Class A.

cFor the period August 1, 2017 (effective date) to February 28, 2018.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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NOTES TO FINANCIAL STATEMENTS

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund
0.476%	0.486%	0.550%	0.475%

Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund
0.473%	0.465%	0.470%	0.470%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A and A1 reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$70,303	$45,180	$9,858	$45,990
CDSC retained	$11,344	$13,780	$5,157	$5,507

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$48,264	$88,373	$93,639	$57,889
CDSC retained	$10,721	$16,430	$15,059	$14,527

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares were lowered. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 28, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Transfer agent fees	$261,798	$192,490	$86,911	$357,641

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Transfer agent fees	$332,581	$473,939	$339,798	$402,717

f. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until June 30, 2019, except for Franklin Arizona Tax-Free Income Fund.

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For Franklin Arizona Tax-Free Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

g.    Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2019, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund	Franklin Minnesota Tax-Free Income Fund

Purchases	$28,900,000	$13,250,000	$40,350,000	$11,660,000
Sales	$ 5,900,000	$ 3,100,000	$40,410,000	$11,710,000

	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Purchases	$33,060,000	$45,700,000	$27,315,000
Sales	$17,600,000	$19,850,000	$15,545,000

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended February 28, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2019, the capital loss carryforwards were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$14,227,053	$15,324,045	$ 7,217,969	$12,135,309
Long term	44,346,780	28,946,327	27,491,318	57,065,454

Total capital loss carryforwards	$58,573,833	$44,270,372	$34,709,287	$69,200,763

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5.  Income Taxes (continued)

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 8,015,698	$18,712,526	$19,424,372	$12,586,107
Long term	2,768,110	16,422,766	54,701,247	74,773,536

Total capital loss carryforwards	$10,783,808	$35,135,292	$74,125,619	$87,359,643

During the year ended February 28, 2019, the Funds utilized capital loss carryforwards as follows:

Franklin Michigan Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

$967,388	$1,819,735

On February 28, 2019, Franklin Colorado Tax-Free Income Fund had expired capital loss carryforwards of $1,448,482, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended February 28, 2019 and 2018, was as follows:

	Franklin Arizona Tax-Free Income Fund		Franklin Colorado Tax-Free Income Fund		Franklin Connecticut Tax-Free Income Fund

	2019	2018	2019	2018	2019	2018

Distributions paid from tax exempt income	$29,508,125	$33,312,588	$22,213,161	$24,122,795	$7,407,401	$9,293,375

	Franklin Michigan Tax-Free Income Fund		Franklin Minnesota Tax-Free Income Fund		Franklin Ohio Tax-Free Income Fund

	2019	2018	2019	2018	2019	2018

Distributions paid from tax exempt income	$28,110,709	$32,598,662	$28,114,736	$29,617,364	$44,645,027	$46,902,453

	Franklin Oregon Tax-Free Income Fund		Franklin Pennsylvania Tax-Free Income Fund

	2019	2018	2019	2018

Distributions paid from tax exempt income	$36,642,309	$40,330,030	$39,955,101	$45,768,346

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NOTES TO FINANCIAL STATEMENTS

At February 28, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Cost of investments	$847,569,445	$640,865,110	$ 210,768,308	$866,816,828

Unrealized appreciation	$ 34,157,010	$ 23,757,193	$ 7,339,767	$ 28,446,557
Unrealized depreciation	(2,622,333)	(5,711,367)	(1,354,538)	(1,706,933)

Net unrealized appreciation (depreciation)	$ 31,534,677	$ 18,045,826	$ 5,985,229	$ 26,739,624

Distributable earnings:
Undistributed tax exempt income	$ 1,101,480	$ 1,404,394	$ 572,809	$ 1,564,276

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Cost of investments	$910,837,482	$1,412,001,743	$1,099,936,747	$1,061,113,267

Unrealized appreciation	$ 25,896,397	$ 51,735,584	$ 40,097,336	$ 36,045,145
Unrealized depreciation	(3,531,886)	(2,024,337)	(4,769,681)	(14,788,242)

Net unrealized appreciation (depreciation)	$ 22,364,511	$ 49,711,247	$ 35,327,655	$ 21,256,903

Distributable earnings:
Undistributed tax exempt income	$ 649,398	$ 1,114,015	$ 1,812,029	$ 2,471,835

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts, workout costs and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2019, were as follows:

	Franklin Arizona Tax-Free Income Fund	Franklin Colorado Tax-Free Income Fund	Franklin Connecticut Tax-Free Income Fund	Franklin Michigan Tax-Free Income Fund

Purchases	$161,570,198	$ 72,901,819	$35,001,184	$105,520,406
Sales	$227,138,760	$121,566,602	$66,438,836	$209,717,648

	Franklin Minnesota Tax-Free Income Fund	Franklin Ohio Tax-Free Income Fund	Franklin Oregon Tax-Free Income Fund	Franklin Pennsylvania Tax-Free Income Fund

Purchases	$135,966,703	$196,268,212	$104,859,642	$ 71,791,679
Sales	$217,026,198	$295,123,417	$211,398,482	$151,752,113

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7.  Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At February 28, 2019, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Colorado Tax-Free Income Fund	7,830,112	1.2%
Franklin Oregon Tax-Free Income Fund	6,649,763	0.6%
Franklin Pennsylvania Tax-Free Income Fund	17,924,850	1.6%

8.  Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2019, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

At February 28, 2019, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statements of Investments.

11.  Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Mutual Assurance Co.
CDA	Community Development Authority/Agency
COP	Certificate of Participation
CSD	Central School District
EDA	Economic Development Authority
EDR	Economic Development Revenue
ETM	Escrow to Maturity
FHA	Federal Housing Authority/Agency
GNMA	Government National Mortgage Association
GO	General Obligation
HFA	Housing Finance Authority/Agency
HFAR	Housing Finance Authority Revenue
ID	Improvement District
IDA	Industrial Development Authority/Agency

IDAR	Industrial Development Authority Revenue
IDR	Industrial Development Revenue
ISD	Independent School District
LOC	Letter of Credit
MAC	Municipal Assurance Corp.
MBS	Mortgage-Backed Security
MFHR	Multi-Family Housing Revenue
NATL	National Public Financial Guarantee Corp.
PCC	Pollution Control Corp.
PCR	Pollution Control Revenue
RDA	Redevelopment Agency/Authority
SFM	Single Family Mortgage
SFMR	Single Family Mortgage Revenue
SPA	Standby Purchase Agreement
USD	Unified/Union School District
XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund, and Franklin Pennsylvania Tax-Free Income Fund (the “Funds”) as of February 28, 2019, the related statements of operations for the year ended February 28, 2019, the statements of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 16, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2019. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer, and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co-Secratary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 25, 2019 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the

Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid securities for each Fund.

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SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2018. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Colorado Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund - The Performance Universe for the Colorado Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Ohio Tax-Free Income Fund included the Fund and all retail and institutional Ohio municipal debt funds. The Board noted that the Funds’ annualized income returns and annualized total returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board concluded that the Funds’ performance was satisfactory.

Franklin Arizona Tax-Free Income Fund and Franklin Oregon Tax-Free Income Fund - The Performance Universe for each Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective

Performance Universes. The Board also noted that the Funds’ annualized total returns for the one-year period were below the medians of their respective Performance Universes, but for the three-, five-, and 10-year periods were above the medians of their Performance Universes. The Board concluded that the Funds’ performance was satisfactory.

Franklin Minnesota Tax-Free Income Fund – The Performance Universe for this Fund included the Fund and all retail and institutional Minnesota municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10 year periods was below the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Michigan Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the 10-year period was below the median of its Performance Universe, but for the one-, three-and five-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Connecticut Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund - The Performance Universe for the Franklin Connecticut Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and all retail and institutional Pennsylvania municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the three-, five-, and 10-year periods were below the medians of their respective Performance Universes, but for the one-year period were above the medians of their respective Performance Universes. Given the Funds’ income-oriented investment objective, the Board concluded that the Funds’ performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each

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SHAREHOLDER INFORMATION

Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 for each Fund and for Class A shares for each other fund. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund, Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund - The Expense Group for each Fund, except for the Franklin Minnesota Tax-Free Income Fund, Franklin Ohio Tax-Free Income Fund and the Franklin Pennsylvania Tax-Free Income Fund, included the Fund and between five and nine other “other states” municipal debt funds. The Expense Group for the Franklin Minnesota Tax-Free Income Fund included the Fund and six other Minnesota municipal debt funds. The Expense Group for the Franklin Ohio Tax-Free Income Fund included the Fund and seven other Ohio municipal debt funds. The Expense Group for the Franklin Pennsylvania Tax-Free Income Fund included the Fund and twelve other Pennsylvania municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The

Board concluded that the Management Rates charged to these Funds are reasonable.

Franklin Connecticut Tax-Free Income Fund - The Expense Group for this Fund included the Fund and twelve other “other states” municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s Management Rate was less than 1 basis point higher than the median of its Expense Group. The Board also noted the Fund’s 1st (best) and 2nd quintile annualized income return for the one-, three-, five- and 10-year periods.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

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SHAREHOLDER INFORMATION

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of

the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Tax-Free Trust

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	TF3 A 04/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an Audit Committee Financial Expert within the meaning of such Act and Rules. To the extent that the Fund’s Audit Committee does not include at least one Audit Committee Financial Expert, the SEC Rules require an explanation as to why it does not. The Fund’s Audit Committee currently does not have an Audit Committee Financial Expert following the departure from the Board of Trustees of the Fund’s previous Audit Committee Financial Expert. The Audit Committee believes that, as a result of the collective experience of the remaining Audit Committee members with respect to mutual funds, investments, financial statements and accounting principles, there is adequate oversight over the Fund’s financial operations and financial statements. It is anticipated that the Fund’s Board of Trustees will designate a new Audit Committee Financial Expert in the near future.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $808,276 for the fiscal year ended February 28, 2019 and $838,592 for the fiscal year ended February 28, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $9,865 for the fiscal year ended February 28, 2019 and $0 for the fiscal year ended February 28, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,365 for the fiscal year ended February 28, 2019 and $14,000 for the fiscal year ended February 28, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date April 26, 2019